                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-6200

                               Schwab Investments
                 -----------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Montgomery Street, San Francisco, California 94104
            --------------------------------------------------------
          (Address of principal executive offices)          (Zip code)

                                 Evelyn Dilsaver
                               Schwab Investments
             101 Montgomery Street, San Francisco, California 94104
                 ----------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (415) 627-7000

Date of fiscal year end: August 31

Date of reporting period:  September 1, 2003 - August 31, 2004

ITEM 1: REPORT(S) TO SHAREHOLDERS.

SCHWAB BOND FUNDS

      ANNUAL REPORT
      August 31, 2004

      Schwab YieldPlus Fund(R)

      Schwab Short-Term
      Bond Market Fund(TM)

      Schwab Total
      Bond Market Fund(TM)

      Schwab GNMA Fund(TM)


                                                           [CHARLES SCHWAB LOGO]

Four smart, cost-effective ways investors can use bonds in an asset allocation strategy.

   IN THIS REPORT

      Management's Discussion ..............................................  2
         The president of SchwabFunds(R) and the funds' managers take a look at the factors that shaped fund performance during the report period.

         Performance at a Glance .........  5

      Schwab YieldPlus Fund(R)
         Investor Shares: SWYPX Select Shares(R): SWYSX

         The fund seeks high current income with minimal changes in share price.

         Performance and Fund Facts ......  7
         Financial Statements ............ 18

      Schwab Short-Term Bond Market Fund(TM)
         Ticker Symbol: SWBDX

         The fund seeks current income by tracking the performance of the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index.

         Performance and Fund Facts ...... 10
         Financial Statements ............ 35

      Schwab Total Bond Market Fund(TM)
         Ticker symbol: SWLBX

         The fund seeks current income by tracking the performance of the Lehman Brothers U.S. Aggregate Bond Index.

         Performance and Fund Facts ...... 12
         Financial Statements ............ 45

      Schwab GNMA Fund(TM)
         Investor Shares: SWGIX Select Shares: SWGSX

         The fund seeks high current income consistent with preservation of capital.

         Performance and Fund Facts ...... 14
         Financial Statements ............ 58

      Fund Expenses ......................................................... 17

      Financial Notes ....................................................... 66

      Fund Trustees ......................................................... 71

      Glossary .............................................................. 74

      Fund investment adviser: Charles Schwab Investment Management, Inc.
      (CSIM). Distributor and transfer agent: Charles Schwab & Co., Inc.
      (Schwab).

[PHOTO OF CHARLES SCHWAB]

Charles Schwab
Chairman

FROM THE CHAIRMAN

Dear Shareholder:

As I look around at the state of mutual funds, I'm happy to see an industry that has resolved many of the challenges it faced just a year ago. I've always maintained that mutual funds are one of the most cost-effective ways to participate in financial markets, and I am heartened that investors can look to the industry with renewed confidence.

Likewise, when I assess the state of Schwab, I see a robust, financially sound company. But, as is true of most dynamic businesses, change is necessary and often is key to improving client relationships and stimulating growth. One recent change, which I'm very happy to announce, is that Evelyn Dilsaver has been named CEO and President of SchwabFunds(R).

Although new to the position, Evelyn is no stranger to SchwabFunds, having been an officer in several other capacities at Schwab. Just prior to accepting this new role, Evelyn oversaw product development, management and distribution of asset-management products, including mutual funds. Before that, she held the CFO and CAO positions for U.S. Trust, a subsidiary of the Charles Schwab Corporation. Her broad experience in product creation, coupled with a comprehensive understanding of your financial needs and her commitment to you, make her the ideal candidate for her new role.

I speak for Evelyn, as well as the rest of the SchwabFunds group, when I say we recognize that your investment reflects the trust you have placed in those of us responsible for managing your wealth, and it is a responsibility that we assume with the utmost integrity. This commitment to our shareholders will not change, as nothing is more important to us than your trust. Thank you for investing with us.

Sincerely,

/s/ Charles Schwab

MANAGEMENT'S DISCUSSION for the year ended August 31, 2004

[PHOTO OF EVELYN DILSAVER]

EVELYN DILSAVER is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. She joined the firm in 1992 and has held a variety of executive positions at Schwab.

Dear Shareholder:

I want to let you know how excited I am to take on my new role as President and CEO of SchwabFunds(R). I feel as though my experience at Schwab has prepared me well for this role as each position has been focused on meeting the needs of our clients. I promise that I will continue on this path and that my goal is to offer you even better service and more relevant choices.

When we discuss SchwabFunds with our clients, for example, we frequently hear that you want to know that you're getting the best value. Oftentimes, we find that shareholders are unaware that some of the more popular SchwabFunds offer Select Shares(R), a share class that carries lower expenses in exchange for higher investment minimums. My plan is to build on this legacy of value and continue to offer unique investment solutions to help you meet your financial goals.

I also want to let you know that we plan to continue to provide and expand SchwabFunds commentaries. Providing this information is one of the many ways we help individual investors select investments that are appropriate for your financial goals and time horizons.

I look forward to serving you in my new role. And, as Chuck Schwab mentioned on the previous page, your trust is very important to us and I will do all I can to earn and maintain that trust. Thank you for investing in SchwabFunds.

Sincerely,

/s/ Evelyn Dilsaver


2 Schwab Bond Funds

[PHOTO OF KIM DAIFOTIS, MICHAEL SHEARER & MATTHEW HASTINGS]

KIM DAIFOTIS, CFA, at right, a senior vice president and head of fixed-income portfolio management, has overall responsibility for management of the funds. He joined the firm in 1997, and has worked in fixed-income asset management and research since 1982.

MICHAEL SHEARER, PhD, at left, a vice-president and senior portfolio manager, has day-to-day responsibility for management of the funds. Prior to joining the firm in 2003, he worked for more than 10 years in the financial industry as a portfolio manager and quantitative analyst/strategist.

MATTHEW HASTINGS, CFA, in center, a director and portfolio manager, has day-to-day co-responsibility for the management of the funds. He joined the firm in 1999 and has worked in fixed-income and asset management since 1996.

THE INVESTMENT ENVIRONMENT AND THE FUNDS

THE ENCOURAGING ECONOMIC CLIMATE THAT WAS REPORTED TOWARD THE END OF 2003 CONTINUED TO IMPROVE INTO 2004. Factory orders rose amid the pick-up in capital spending and production gained some strength. Retail sales continued to rise. Housing activity was still significant, but mortgage refinancing lost much of its steam as mortgage rates inched upward for the first time since March 2000.

The final piece of the economic recovery--job growth--fell into place via strong non-farm payroll numbers that started to show strength in spring 2004. With the economic recovery more broad-based, investors, who only a year ago feared deflation, started to worry about inflation. Their inflationary concerns were partly based on surging oil prices, which hit what was then an all-time high amid tight supplies. And while commodity prices moderated somewhat during the report period, previous increases started to show up in broad measures of inflation. Labor costs also were beginning to rise. Nonetheless, the Federal Reserve (Fed) continued to hold the Fed funds target rate near a 45-year low until later in the year.

Continued accommodation on the part of the Fed, coupled with high productivity and massive purchases of U.S. Treasury securities by Asian central banks, kept a lid on bond yields, which had started to rise in the last half of 2003. Yields on the benchmark 10-year Treasury bond completed a bit of a bumpy round trip so far in 2004. First they fell and then they rose, finally ending the report period at virtually the same place that they were at the end of 2003.

YIELD CURVE: Average Yields of AAA Securities of Seven Maturities

[LINE GRAPH]

            AS OF      AS OF
MATURITY    9/1/03    8/31/04
3 Months     1.17      1.78
6 Months     1.26      1.91
2 Years      2.28      2.77
3 Years      3.03      3.19
5 Years      4.07      3.80
10 Years     5.21      4.76
30 Years     5.99      5.60

THE YIELD CURVE FLATTENED DURING THE PERIOD AS INTERMEDIATE- AND LONG-TERM BOND YIELDS DECLINED. RATES AT THE SHORT END INCREASED AS THE FED BEGAN TO TIGHTEN.

This chart shows where yields stood at the beginning of the report period and at the end of the period. For debt securities of comparable quality, those with longer maturities typically pay higher interest rates, in part because they are presumed to carry higher risk.

Data source: Bloomberg L.P.


                                                             Schwab Bond Funds 3

MANAGEMENT'S DISCUSSION continued

      Continued accommodation on the part of the Fed, coupled with high productivity and massive purchases of U.S. Treasury securities by Asian central banks, kept a lid on bond yields, which had started to rise in the last half of 2003.

With the balance of relevant economic indicators continuing to be positive, the trend among managers was to shorten durations in anticipation of the Fed increasing its Fed funds target rate from the 1.00% level established in June 2003. And on June 30, 2004, the Fed did just that, raising rates 0.25%, up to 1.25%.

Unfortunately, the early summer employment numbers, along with other key economic data, such as retail sales, came in lower than expected. Second-quarter GDP dipped to an annualized 3.3%, still healthy, but down from 4.5% in first quarter. With consumer spending comprising about 70% of GDP, higher inflation eroded purchasing power and consumers responded by backing off from the marketplace. Market watchers ascribed the weakness to geo-political uncertainty, terrorism, the rise in oil prices and the upcoming presidential election. Business, meanwhile, remained strong, with both capital spending and corporate earnings up versus the previous year. This led investors to ask if this was a summer soft patch or a more pronounced economic slowdown. The Fed viewed it as a soft patch, because at its August 2004 meeting, it increased its Fed funds target rate another 0.25%, up to 1.50%.

OVER THE FIRST HALF OF THE REPORT PERIOD, TAXABLE BONDS TRADED IN A RELATIVELY NARROW RANGE, which was largely attributed to investors' fears about the economy and geopolitical events. When soft employment numbers were announced, the bond market rallied and, conversely, when the employment numbers were strong, the market fell. By late spring, following a few months of positive employment numbers, investors started

YIELDS OF U.S. TREASURY SECURITIES: Effective Yields of Two- and Ten-Year Treasurys

YIELDS DECLINED OVER THE REPORT PERIOD FOR BOTH THE 2- AND 10-YEAR US TREASURY NOTES. DURING THE PERIOD, THE SPREAD BETWEEN THE 2- AND 10-YEAR TREASURY NOTES NARROWED, AS THE 10-YEAR DECLINED AND THE 2-YEAR INCREASED.

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.

[LINE GRAPH]

             2-YEAR   10-YEAR
31-Aug-94     6.15     7.17
30-Sep-94     6.59     7.60
31-Oct-94     6.82     7.81
30-Nov-94     7.40     7.91
31-Dec-94     7.70     7.82
31-Jan-95     7.24     7.58
28-Feb-95     6.76     7.20
31-Mar-95     6.78     7.20
30-Apr-95     6.59     7.06
31-May-95     5.84     6.28
30-Jun-95     5.79     6.20
31-Jul-95     5.87     6.43
31-Aug-95     5.85     6.28
30-Sep-95     5.85     6.18
31-Oct-95     5.61     6.02
30-Nov-95     5.34     5.74
31-Dec-95     5.15     5.57
31-Jan-96     4.93     5.58
29-Feb-96     5.43     6.10
31-Mar-96     5.76     6.33
30-Apr-96     6.05     6.67
31-May-96     6.24     6.85
30-Jun-96     6.11     6.71
31-Jul-96     6.22     6.79
31-Aug-96     6.34     6.94
30-Sep-96     6.10     6.70
31-Oct-96     5.74     6.34
30-Nov-96     5.58     6.04
31-Dec-96     5.87     6.42
31-Jan-97     5.91     6.49
28-Feb-97     6.09     6.55
31-Mar-97     6.42     6.90
30-Apr-97     6.27     6.72
30-May-97     6.20     6.66
30-Jun-97     6.07     6.50
30-Jul-97     5.73     6.01
30-Aug-97     5.96     6.34
30-Sep-97     5.78     6.10
30-Oct-97     5.61     5.83
30-Nov-97     5.74     5.87
30-Dec-97     5.65     5.74
30-Jan-98     5.30     5.51
28-Feb-98     5.54     5.62
30-Mar-98     5.56     5.65
30-Apr-98     5.57     5.67
30-May-98     5.52     5.55
30-Jun-98     5.47     5.45
30-Jul-98     5.48     5.49
30-Aug-98     4.78     4.98
30-Sep-98     4.27     4.42
30-Oct-98     4.12     4.61
30-Nov-98     4.51     4.71
30-Dec-98     4.53     4.65
30-Jan-99     4.57     4.65
28-Feb-99     5.14     5.29
30-Mar-99     4.99     5.24
30-Apr-99     5.05     5.35
30-May-99     5.41     5.62
30-Jun-99     5.51     5.78
30-Jul-99     5.62     5.90
30-Aug-99     5.72     5.97
30-Sep-99     5.60     5.88
30-Oct-99     5.79     6.02
30-Nov-99     6.01     6.19
30-Dec-99     6.21     6.44
30-Jan-00     6.59     6.67
29-Feb-00     6.52     6.41
30-Mar-00     6.48     6.00
30-Apr-00     6.68     6.21
30-May-00     6.67     6.27
30-Jun-00     6.36     6.03
30-Jul-00     6.29     6.03
30-Aug-00     6.16     5.73
30-Sep-00     5.98     5.80
30-Oct-00     5.91     5.75
30-Nov-00     5.61     5.47
30-Dec-00     5.10     5.11
30-Jan-01     4.57     5.11
28-Feb-01     4.39     4.90
30-Mar-01     4.18     4.92
30-Apr-01     4.28     5.34
30-May-01     4.19     5.38
30-Jun-01     4.24     5.41
30-Jul-01     3.80     5.05
30-Aug-01     3.63     4.83
30-Sep-01     2.85     4.59
30-Oct-01     2.42     4.23
30-Nov-01     2.84     4.75
30-Dec-01     3.03     5.05
30-Jan-02     3.16     5.03
28-Feb-02     3.06     4.88
30-Mar-02     3.71     5.40
30-Apr-02     3.22     5.09
30-May-02     3.20     5.05
30-Jun-02     2.82     4.80
30-Jul-02     2.24     4.46
30-Aug-02     2.13     4.14
30-Sep-02     1.69     3.60
30-Oct-02     1.67     3.89
30-Nov-02     2.06     4.21
30-Dec-02     1.60     3.82
30-Jan-03     1.69     3.96
28-Feb-03     1.51     3.69
30-Mar-03     1.49     3.80
30-Apr-03     1.49     3.84
30-May-03     1.33     3.37
30-Jun-03     1.30     3.52
30-Jul-03     1.74     4.41
30-Aug-03     1.97     4.47
30-Sep-03     1.46     3.94
30-Oct-03     1.82     4.30
30-Nov-03     2.05     4.33
30-Dec-03     1.82     4.25
30-Jan-04     1.82     4.13
29-Feb-04     1.65     3.97
30-Mar-04     1.58     3.84
30-Apr-04     2.32     4.51
30-May-04     2.54     4.65
30-Jun-04     2.68     4.58
30-Jul-04     2.68     4.48
31-Aug-04     2.40     4.12


4 Schwab Bond Funds

PERFORMANCE AT A GLANCE

Total return for the 12 months ended 8/31/04

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

SCHWAB YIELDPLUS FUND(R)
Investor Shares ...........        2.63%
Select Shares .............        2.67%
Benchmark .................        1.28%
Fund Category 1 ...........        1.39%

Performance Details .......    pages 7-8

SCHWAB SHORT-TERM
BOND MARKET FUND(TM) ......        3.46%
Benchmark .................        3.51%
Fund Category 1 ...........        2.62%

Performance Details .......      page 10

SCHWAB TOTAL BOND
MARKET FUND(TM) ...........        6.37%
Benchmark .................        6.13%
Fund Category 1 ...........        5.70%

Performance Details .......      page 12

SCHWAB GNMA FUND(TM)
Investor Shares ...........        4.39%
Select Shares .............        4.53%
Benchmark .................        5.44%
Fund Category 1 ...........        4.85%

Performance Details .......  pages 14-15

to feel that the economy was moving too fast, causing many investors to sell their bonds. In June, the weak numbers caused a short-lived rally, after which the market just dawdled along in fits and starts.

When the Fed raised the Fed funds target rate 0.25% at the end of June, the bond market fell, as expected, and also became more volatile. Another 0.25% interest rate hike in August, coupled with mixed economic news and no abatement of investors' fears cited above resulted in a "soft patch" that has hit the bond market as well as the overall economy. So, after a 12-month period of volatility and fluctuations, the taxable bond market ended the report period only slightly below what it was at the beginning of the period.

THE SCHWAB YIELDPLUS FUND was poised for an economic recovery and performed very well, beating both its benchmark and category average returns. The fund was heavily invested in A- and BBB-rated corporate bonds issued by companies expected to outperform during an economic recovery. The portfolio also carried a sizable investment in A-rated asset-backed securities, particularly home equity loans and credit card-backed issues. The portfolio held a smaller weighting in both mortgage-backed and government securities.

When positive job growth was reported in spring 2004, the fund benefited during the ensuing sell-off in the bond market due to its position at the short end of the fund's duration range. While this strategy was more effective later in the report period because short-term interest rates moved more than they did earlier in the period, the fund's performance for the year was very strong.

THE SCHWAB TOTAL BOND MARKET FUND AND THE SCHWAB SHORT-TERM BOND MARKET FUND had a good year, with both funds outperforming their respective category average returns. The Schwab Total Bond Market Fund also outperformed its benchmark, while the Schwab Short-Term Bond Market Fund slightly underperformed its benchmark, off by just 0.05%.

  All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

  Expenses may be partially absorbed by fund management. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

1 Source for category information: Morningstar, Inc.


                                                             Schwab Bond Funds 5

      When positive job growth was reported in spring 2004, the YieldPlus fund benefited during the ensuing sell-off in the bond market due to its position at the short end of the fund's duration range.

As market expectations of an economic recovery began to be reflected in bond prices, we moved toward higher-yielding securities that are less sensitive to cyclical changes. In the short-term fund, our investments in asset-backed and mortgage-backed securities helped the fund ride the home refinancing wave. The funds also benefited from holding crossover securities, which are bonds that are below investment grade, but ready to move upward.

THE SCHWAB GNMA FUND also reported positive returns for the fiscal year, though they were lower than the benchmark and lagged the category average returns. The 10-year Treasury rallied 0.50% at the beginning of the report period and traded in a narrow range in the first half of the period. Mortgage prepayment activity was generally high, making the market extremely volatile. Unlike mortgage lenders and borrowers who generally favor low rates, mortgage investors don't like them because they tend to increase prepayment uncertainty. As interest rates trended upward in spring 2004, much of the volatility ebbed. The fund maintained a short-duration position to protect against downside risk in the event of a sharp market sell-off. When the sell-off didn't occur, the fund's performance suffered slightly.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.

YIELDS OF U.S. TREASURY SECURITIES: Effective Yields of Three-Month and Two-Year Treasurys

BOTH THE 3-MONTH AND THE 2-YEAR YIELDS INCREASED AS THE FED BEGAN TO RAISE RATES. THE 3-MONTH INCREASED MORE AS IT IS MORE SENSITIVE TO FED ACTIVITY.

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.

[LINE GRAPH]

            3-MONTH   2-YEAR
31-Aug-94     4.66     6.15
30-Sep-94     4.77     6.59
31-Oct-94     5.15     6.82
30-Nov-94     5.71     7.40
31-Dec-94     5.69     7.70
31-Jan-95     6.00     7.24
28-Feb-95     5.94     6.76
31-Mar-95     5.87     6.78
30-Apr-95     5.86     6.59
31-May-95     5.80     5.84
30-Jun-95     5.57     5.79
31-Jul-95     5.58     5.87
31-Aug-95     5.45     5.85
30-Sep-95     5.41     5.85
31-Oct-95     5.51     5.61
30-Nov-95     5.49     5.34
31-Dec-95     5.08     5.15
31-Jan-96     5.05     4.93
29-Feb-96     5.03     5.43
31-Mar-96     5.14     5.76
30-Apr-96     5.15     6.05
31-May-96     5.18     6.24
30-Jun-96     5.16     6.11
31-Jul-96     5.31     6.22
31-Aug-96     5.28     6.34
30-Sep-96     5.03     6.10
31-Oct-96     5.15     5.74
30-Nov-96     5.13     5.58
31-Dec-96     5.17     5.87
31-Jan-97     5.15     5.91
28-Feb-97     5.22     6.09
31-Mar-97     5.32     6.42
30-Apr-97     5.23     6.27
30-May-97     4.94     6.20
30-Jun-97     5.17     6.07
30-Jul-97     5.23     5.73
30-Aug-97     5.22     5.96
30-Sep-97     5.10     5.78
30-Oct-97     5.20     5.61
30-Nov-97     5.20     5.74
30-Dec-97     5.35     5.65
30-Jan-98     5.18     5.30
28-Feb-98     5.31     5.54
30-Mar-98     5.12     5.56
30-Apr-98     4.97     5.57
30-May-98     5.01     5.52
30-Jun-98     5.08     5.47
30-Jul-98     5.08     5.48
30-Aug-98     4.83     4.78
30-Sep-98     4.36     4.27
30-Oct-98     4.32     4.12
30-Nov-98     4.48     4.51
30-Dec-98     4.45     4.53
30-Jan-99     4.45     4.57
28-Feb-99     4.67     5.14
30-Mar-99     4.48     4.99
30-Apr-99     4.54     5.05
30-May-99     4.63     5.41
30-Jun-99     4.78     5.51
30-Jul-99     4.75     5.62
30-Aug-99     4.97     5.72
30-Sep-99     4.85     5.60
30-Oct-99     5.09     5.79
30-Nov-99     5.30     6.01
30-Dec-99     5.33     6.21
30-Jan-00     5.69     6.59
29-Feb-00     5.78     6.52
30-Mar-00     5.87     6.48
30-Apr-00     5.83     6.68
30-May-00     5.62     6.67
30-Jun-00     5.86     6.36
30-Jul-00     6.22     6.29
30-Aug-00     6.31     6.16
30-Sep-00     6.21     5.98
30-Oct-00     6.39     5.91
30-Nov-00     6.20     5.61
30-Dec-00     5.90     5.10
30-Jan-01     4.99     4.57
28-Feb-01     4.86     4.39
30-Mar-01     4.29     4.18
30-Apr-01     3.88     4.28
30-May-01     3.62     4.19
30-Jun-01     3.66     4.24
30-Jul-01     3.52     3.80
30-Aug-01     3.37     3.63
30-Sep-01     2.37     2.85
30-Oct-01     2.01     2.42
30-Nov-01     1.73     2.84
30-Dec-01     1.73     3.03
30-Jan-02     1.76     3.16
28-Feb-02     1.76     3.06
30-Mar-02     1.78     3.71
30-Apr-02     1.77     3.22
30-May-02     1.73     3.20
30-Jun-02     1.69     2.82
30-Jul-02     1.70     2.24
30-Aug-02     1.68     2.13
30-Sep-02     1.55     1.69
30-Oct-02     1.45     1.67
30-Nov-02     1.22     2.06
30-Dec-02     1.20     1.60
30-Jan-03     1.17     1.69
28-Feb-03     1.20     1.51
30-Mar-03     1.11     1.49
30-Apr-03     1.11     1.49
30-May-03     1.10     1.33
30-Jun-03     0.85     1.30
30-Jul-03     0.94     1.74
30-Aug-03     0.97     1.97
30-Sep-03     0.94     1.46
30-Oct-03     0.95     1.82
30-Nov-03     0.93     2.05
30-Dec-03     0.92     1.82
30-Jan-04     0.91     1.82
29-Feb-04     0.94     1.65
30-Mar-04     0.94     1.58
30-Apr-04     0.96     2.32
30-May-04     1.07     2.54
30-Jun-04     1.27     2.68
30-Jul-04     1.44     2.68
31-Aug-04     1.58     2.40


6 Schwab Bond Funds

SCHWAB YIELDPLUS FUND(R)

INVESTOR SHARES PERFORMANCE as of 8/31/04

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund's Investor Shares with its benchmark and Morningstar category.

[BAR CHART]

                                          Benchmark:
                                           LEHMAN
                                          BROTHERS         Fund
                                         U.S. SHORT      Category:
                               Fund:      TREASURY:     MORNINGSTAR
                             INVESTOR    9-12 MONTHS    ULTRASHORT
                              SHARES        INDEX          BOND
1 YEAR                         2.63%        1.28%          1.39%
3 YEARS                        2.49%        2.35%          2.10%
SINCE INCEPTION (10/1/99)      4.09%        3.90%          3.81%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares compared with a similar investment in its benchmark.

$12,184  INVESTOR SHARES
$12,073  LEHMAN BROTHERS U.S. SHORT TREASURY:
         9-12 MONTHS INDEX

[LINE GRAPH]

                                LEHMAN
                               BROTHERS
                              U.S. SHORT
                              TREASURY:
                INVESTOR     9-12 MONTHS
                 SHARES         INDEX
01-Oct-99       $10,000        $10,000
31-Oct-99       $10,050        $10,034
30-Nov-99       $10,092        $10,060
31-Dec-99       $10,148        $10,088
31-Jan-00       $10,184        $10,124
29-Feb-00       $10,248        $10,175
31-Mar-00       $10,295        $10,226
30-Apr-00       $10,270        $10,276
31-May-00       $10,320        $10,321
30-Jun-00       $10,420        $10,401
31-Jul-00       $10,492        $10,457
31-Aug-00       $10,544        $10,490
30-Sep-00       $10,626        $10,552
31-Oct-00       $10,680        $10,601
30-Nov-00       $10,688        $10,671
31-Dec-00       $10,732        $10,771
31-Jan-01       $10,827        $10,890
28-Feb-01       $10,903        $10,937
31-Mar-01       $10,973        $11,012
30-Apr-01       $11,039        $11,063
31-May-01       $11,114        $11,126
30-Jun-01       $11,152        $11,159
31-Jul-01       $11,247        $11,230
31-Aug-01       $11,317        $11,262
30-Sep-01       $11,374        $11,366
31-Oct-01       $11,409        $11,433
30-Nov-01       $11,361        $11,452
31-Dec-01       $11,359        $11,480
31-Jan-02       $11,413        $11,491
28-Feb-02       $11,404        $11,517
31-Mar-02       $11,433        $11,500
30-Apr-02       $11,462        $11,570
31-May-02       $11,503        $11,595
30-Jun-02       $11,520        $11,650
31-Jul-02       $11,454        $11,691
31-Aug-02       $11,531        $11,705
30-Sep-02       $11,534        $11,751
31-Oct-02       $11,573        $11,774
30-Nov-02       $11,623        $11,778
31-Dec-02       $11,661        $11,820
31-Jan-03       $11,709        $11,830
28-Feb-03       $11,752        $11,845
31-Mar-03       $11,761        $11,865
30-Apr-03       $11,817        $11,877
31-May-03       $11,835        $11,890
30-Jun-03       $11,852        $11,914
31-Jul-03       $11,844        $11,909
31-Aug-03       $11,872        $11,921
30-Sep-03       $11,888        $11,956
31-Oct-03       $11,938        $11,951
30-Nov-03       $11,974        $11,952
31-Dec-03       $12,000        $11,988
31-Jan-04       $12,037        $12,003
29-Feb-04       $12,073        $12,025
31-Mar-04       $12,084        $12,038
30-Apr-04       $12,081        $12,015
31-May-04    $12,093        $12,015
30-Jun-04    $12,105        $12,015
31-Jul-04    $12,145        $12,041
31-Aug-04    $12,184        $12,073

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

1 Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                             Schwab Bond Funds 7

SCHWAB YIELDPLUS FUND

SELECT SHARES(R) PERFORMANCE as of 8/31/04

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund's Select Shares with its benchmark and Morningstar category.

[BAR CHART]

                                          Benchmark:
                                            LEHMAN
                                           BROTHERS         Fund
                                          U.S. SHORT      Category:
                               Fund:      TREASURY:     MORNINGSTAR
                              SELECT     9-12 MONTHS     ULTRASHORT
                              SHARES        INDEX           BOND
1 YEAR                         2.67%         1.28%          1.39%
3 YEARS                        2.60%         2.35%          2.10%
SINCE INCEPTION (10/1/99)      4.23%         3.90%          3.81%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark.

$61,305  SELECT SHARES
$60,365  LEHMAN BROTHERS U.S. SHORT TREASURY:
         9-12 MONTHS INDEX

[LINE GRAPH]

                            LEHMAN
                            BROTHERS
                           U.S. SHORT
                           TREASURY:
               SELECT     9-12 MONTHS
               SHARES        INDEX
01-Oct-99      $50,000      $50,000
31-Oct-99      $50,260      $50,170
30-Nov-99      $50,470      $50,300
31-Dec-99      $50,755      $50,441
31-Jan-00      $50,945      $50,618
29-Feb-00      $51,270      $50,876
31-Mar-00      $51,515      $51,130
30-Apr-00      $51,395      $51,381
31-May-00      $51,650      $51,607
30-Jun-00      $52,105      $52,004
31-Jul-00      $52,475      $52,285
31-Aug-00      $52,790      $52,452
30-Sep-00      $53,210      $52,762
31-Oct-00      $53,485      $53,005
30-Nov-00      $53,535      $53,354
31-Dec-00      $53,760      $53,856
31-Jan-01      $54,240      $54,448
28-Feb-01      $54,575      $54,683
31-Mar-01      $54,985      $55,060
30-Apr-01      $55,325      $55,313
31-May-01      $55,710      $55,628
30-Jun-01      $55,850      $55,795
31-Jul-01      $56,390      $56,152
31-Aug-01      $56,750      $56,310
30-Sep-01      $56,985      $56,828
31-Oct-01      $57,225      $57,163
30-Nov-01      $56,990      $57,260
31-Dec-01      $56,985      $57,398
31-Jan-02      $57,205      $57,455
28-Feb-02      $57,225      $57,587
31-Mar-02      $57,380      $57,501
30-Apr-02      $57,530      $57,851
31-May-02      $57,745      $57,973
30-Jun-02      $57,835      $58,251
31-Jul-02      $57,515      $58,455
31-Aug-02      $57,905      $58,525
30-Sep-02      $57,930      $58,754
31-Oct-02      $58,135      $58,871
30-Nov-02      $58,395      $58,889
31-Dec-02      $58,585      $59,101
31-Jan-03      $58,835      $59,148
28-Feb-03      $59,060      $59,225
31-Mar-03      $59,115      $59,326
30-Apr-03      $59,400      $59,385
31-May-03      $59,500      $59,450
30-Jun-03      $59,595      $59,569
31-Jul-03      $59,560      $59,545
31-Aug-03      $59,710      $59,605
30-Sep-03      $59,795      $59,778
31-Oct-03      $60,055      $59,754
30-Nov-03      $60,245      $59,760
31-Dec-03      $60,380      $59,939
31-Jan-04      $60,515      $60,017
29-Feb-04      $60,700      $60,125
31-Mar-04      $60,825      $60,191
30-Apr-04      $60,820      $60,077
31-May-04      $60,890      $60,077
30-Jun-04      $60,955      $60,077
31-Jul-04      $61,160      $60,203
31-Aug-04      $61,305      $60,365

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

1 Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


8 Schwab Bond Funds

SCHWAB YIELDPLUS FUND

FUND FACTS as of 8/31/04

STATISTICS

NUMBER OF HOLDINGS                                                        388
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
  Interest Rate Sensitivity                                              Short
  Credit Quality                                                         Medium
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2
  Investor Shares                                                        2.71%
  Select Shares                                                          2.86%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2
  Investor Shares                                                        2.49%
  Select Shares                                                          2.64%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                               0.6 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                               0.6 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                            A
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                   89%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT
Investor Shares                                                         $2,500
  ($1,000 for retirement and custodial accounts)
Select Shares                                                           $50,000
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments.

BY SECURITY TYPE

[PIE CHART]

56.8% CORPORATE BONDS
25.2% ASSET-BACKED OBLIGATIONS
11.1% MORTGAGE-BACKED SECURITIES
 4.4% PREFERRED STOCK
 2.4% COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
 0.1% U.S. GOVERNMENT SECURITIES

BY CREDIT QUALITY 3

[PIE CHART]

14.7% AAA
16.9% AA
30.9% A
20.8% BBB
11.7% BB
 0.6% B
 4.4% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

64.3% 0-6 MONTHS
13.8% 7-18 MONTHS
 8.8% 19-30 MONTHS
13.1% MORE THAN 30 MONTHS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/04, and is not a precise indication of risk or performance--past, present or future. Definitions of style assessments:
  Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than
  3.5 years to less than six years; Long, six years or greater. Credit quality:
  High, AA or better; Medium, A or BBB; Low, BB or lower.

2 The yields do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


                                                             Schwab Bond Funds 9

SCHWAB SHORT-TERM BOND MARKET FUND(TM)

PERFORMANCE as of 8/31/04

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with its benchmark indices and Morningstar category.

[BAR CHART]

                     Benchmark
                     --Blended:
                       LEHMAN
                      BROTHERS
                     SHORT (1-3
                      YEAR) U.S.
                     GOVERNMENT         Benchmark
                     BOND INDEX        --Current:
                     and LEHMAN          LEHMAN
                     BROTHERS           BROTHERS
                    MUTUAL FUND       MUTUAL FUND         Fund
                     SHORT (1-5        SHORT (1-5      Category:
                     YEAR) U.S.        YEAR) U.S.     MORNINGSTAR
                     GOVERNMENT/       GOVERNMENT/     SHORT-TERM
            FUND    CREDIT INDEX      CREDIT INDEX        BOND

1 YEAR      3.46%                         3.51%           2.62%
5 YEARS     5.82%                         6.41%           5.14%
10 YEARS    5.73%       6.28%             6.42%           5.43%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark indices.

$17,461  FUND
$18,387 LEHMAN BROTHERS SHORT (1-3 YEAR) U.S. GOVERNMENT BOND INDEX and LEHMAN BROTHERS MUTUAL FUND SHORT (1-5 YEAR) U.S. GOVERNMENT/CREDIT INDEX
$18,651  LEHMAN BROTHERS MUTUAL FUND SHORT (1-5 YEAR) U.S. GOVERNMENT/CREDIT
         INDEX

[LINE GRAPH]

                         LEHMAN
                        BROTHERS
                       SHORT (1-3
                       YEAR) U.S.
                       GOVERNMENT
                       BOND INDEX
                          and
                         LEHMAN          LEHMAN
                        BROTHERS        BROTHERS
                       MUTUAL FUND     MUTUAL FUND
                       SHORT (1-5      SHORT (1-5
                       YEAR) U.S.      YEAR) U.S.
                      GOVERNMENT/     GOVERNMENT/
              FUND    CREDIT INDEX    CREDIT INDEX
31-Aug-94   $10,000     $10,000         $10,000
30-Sep-94   $ 9,963     $ 9,977         $ 9,947
31-Oct-94   $ 9,970     $10,000         $ 9,959
30-Nov-94   $ 9,914     $ 9,958         $ 9,908
31-Dec-94   $ 9,924     $ 9,977         $ 9,930
31-Jan-95   $10,059     $10,115         $10,082
28-Feb-95   $10,193     $10,254         $10,256
31-Mar-95   $10,250     $10,314         $10,315
30-Apr-95   $10,335     $10,405         $10,423
31-May-95   $10,519     $10,586         $10,665
30-Jun-95   $10,562     $10,644         $10,728
31-Jul-95   $10,585     $10,688         $10,754
31-Aug-95   $10,660     $10,752         $10,830
30-Sep-95   $10,724     $10,805         $10,892
31-Oct-95   $10,812     $10,894         $10,996
30-Nov-95   $10,918     $10,987         $11,113
31-Dec-95   $11,007     $11,069         $11,209
31-Jan-96   $11,094     $11,163         $11,313
29-Feb-96   $11,023     $11,120         $11,236
31-Mar-96   $10,989     $11,112         $11,201
30-Apr-96   $10,987     $11,123         $11,192
31-May-96   $10,988     $11,148         $11,200
30-Jun-96   $11,075     $11,229         $11,298
31-Jul-96   $11,109     $11,273         $11,339
31-Aug-96   $11,128     $11,315         $11,367
30-Sep-96   $11,242     $11,417         $11,493
31-Oct-96   $11,382     $11,546         $11,654
30-Nov-96   $11,496     $11,632         $11,766
31-Dec-96   $11,447     $11,634         $11,736
31-Jan-97   $11,505     $11,690         $11,790
28-Feb-97   $11,521     $11,718         $11,813
31-Mar-97   $11,485     $11,709         $11,775
30-Apr-97   $11,590     $11,805         $11,890
31-May-97   $11,674     $11,887         $11,976
30-Jun-97   $11,765     $11,969         $12,071
31-Jul-97   $11,932     $12,100         $12,250
31-Aug-97   $11,903     $12,112         $12,233
30-Sep-97   $12,009     $12,204         $12,346
31-Oct-97   $12,118     $12,294         $12,457
30-Nov-97   $12,152     $12,325         $12,481
31-Dec-97   $12,236     $12,408         $12,572
31-Jan-98   $12,369     $12,527         $12,718
28-Feb-98   $12,348     $12,538         $12,718
31-Mar-98   $12,397     $12,582         $12,763
30-Apr-98   $12,452     $12,644         $12,825
31-May-98   $12,524     $12,721         $12,903
30-Jun-98   $12,593     $12,792         $12,976
31-Jul-98   $12,639     $12,846         $13,030
31-Aug-98   $12,812     $13,026         $13,212
30-Sep-98   $13,031     $13,269         $13,460
31-Oct-98   $13,075     $13,306         $13,497
30-Nov-98   $13,050     $13,296         $13,486
31-Dec-98   $13,084     $13,341         $13,532
31-Jan-99   $13,122     $13,408         $13,600
28-Feb-99   $13,000     $13,294         $13,484
31-Mar-99   $13,099     $13,393         $13,585
30-Apr-99   $13,112     $13,437         $13,630
31-May-99   $13,062     $13,384         $13,576
30-Jun-99   $13,088     $13,421         $13,614
31-Jul-99   $13,118     $13,435         $13,627
31-Aug-99   $13,148     $13,464         $13,657
30-Sep-99   $13,246     $13,572         $13,767
31-Oct-99   $13,267     $13,609         $13,804
30-Nov-99   $13,285     $13,632         $13,827
31-Dec-99   $13,285     $13,621         $13,816
31-Jan-00   $13,252     $13,594         $13,789
29-Feb-00   $13,356     $13,697         $13,893
31-Mar-00   $13,483     $13,798         $13,996
30-Apr-00   $13,479     $13,801         $13,999
31-May-00   $13,535     $13,842         $14,041
30-Jun-00   $13,717     $14,033         $14,235
31-Jul-00   $13,804     $14,133         $14,336
31-Aug-00   $13,934     $14,268         $14,472
30-Sep-00   $14,062     $14,400         $14,607
31-Oct-00   $14,125     $14,462         $14,670
30-Nov-00   $14,285     $14,620         $14,830
31-Dec-00   $14,498     $14,836         $15,049
31-Jan-01   $14,679     $15,062         $15,278
28-Feb-01   $14,776     $15,185         $15,403
31-Mar-01   $14,883     $15,310         $15,530
30-Apr-01   $14,908     $15,328         $15,548
31-May-01   $15,010     $15,419         $15,640
30-Jun-01   $15,079     $15,477         $15,699
31-Jul-01   $15,316     $15,728         $15,954
31-Aug-01   $15,444     $15,855         $16,083
30-Sep-01   $15,662     $16,115         $16,347
31-Oct-01   $15,792     $16,314         $16,548
30-Nov-01   $15,608     $16,214         $16,447
31-Dec-01   $15,556     $16,178         $16,411
31-Jan-02   $15,623     $16,238         $16,471
28-Feb-02   $15,667     $16,337         $16,572
31-Mar-02   $15,514     $16,172         $16,404
30-Apr-02   $15,673     $16,400         $16,636
31-May-02   $15,802     $16,530         $16,767
30-Jun-02   $15,881     $16,672         $16,911
31-Jul-02   $16,023     $16,872         $17,114
31-Aug-02   $16,196     $17,024         $17,268
30-Sep-02   $16,396     $17,247         $17,495
31-Oct-02   $16,402     $17,244         $17,491
30-Nov-02   $16,338     $17,221         $17,468
31-Dec-02   $16,582     $17,493         $17,744
31-Jan-03   $16,620     $17,504         $17,755
28-Feb-03   $16,776     $17,665         $17,918
31-Mar-03   $16,822     $17,697         $17,951
30-Apr-03   $16,915     $17,782         $18,037
31-May-03   $17,092     $17,984         $18,242
30-Jun-03   $17,119     $18,004         $18,262
31-Jul-03   $16,866     $17,752         $18,007
31-Aug-03   $16,878     $17,761         $18,016
30-Sep-03   $17,171     $18,059         $18,318
31-Oct-03   $17,064     $17,942         $18,199
30-Nov-03   $17,054     $17,944         $18,201
31-Dec-03   $17,163     $18,080         $18,339
31-Jan-04   $17,221     $18,152         $18,413
29-Feb-04   $17,342     $18,294         $18,556
31-Mar-04   $17,430     $18,395         $18,659
30-Apr-04   $17,196     $18,097         $18,356
31-May-04   $17,147     $18,051         $18,310
30-Jun-04   $17,165     $18,075         $18,334
31-Jul-04   $17,270     $18,178         $18,439
31-Aug-04   $17,461     $18,387         $18,651

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

1 The fund changed its benchmark on 2/28/98, when it changed from being a government bond fund to its current strategy. Benchmark performance shown here is the Lehman Brothers Short (1-3 Year) U.S. Government Bond Index from fund inception through 2/28/98 and the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index from 3/1/98 through the end of the report period. Benchmark performance for the one- and five-year periods is the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index. Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


10 Schwab Bond Funds

SCHWAB SHORT-TERM BOND MARKET FUND

FUND FACTS as of 8/31/04

STATISTICS

                                                             FUND    BENCHMARK 1
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS                                           141       1,589
--------------------------------------------------------------------------------
STYLE ASSESSMENT 2
  Interest Rate Sensitivity                                 Short       n/a
  Credit Quality                                            High        n/a
--------------------------------------------------------------------------------
30-DAY SEC YIELD 3                                          2.67%       n/a
--------------------------------------------------------------------------------
30-DAY SEC YIELD--NO WAIVER 4                               2.66%       n/a
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 3                               2.70%       n/a
--------------------------------------------------------------------------------
YIELD TO MATURITY                                           3.44%      2.91%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                  2.4 yrs     2.8 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                  2.5 yrs     2.5 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                              AA          AA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                      114%        n/a
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT                                 $2,500        n/a
  ($1,000 for retirement and custodial accounts)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments.

BY SECURITY TYPE

[PIE CHART]

54.3% U.S. GOVERNMENT SECURITIES
28.3% CORPORATE BONDS
 9.3% ASSET-BACKED OBLIGATIONS
 5.9% MORTGAGE-BACKED SECURITIES
 1.1% COMMERICAL PAPER & OTHER CORPORATE OBLIGATIONS
 1.0% PREFERRED STOCK
 0.1% OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 5

[PIE CHART]

63.8% AAA
 4.9% AA
 9.9% A
12.7% BBB
 6.3% BB
 0.6% B
 1.8% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

18.1% 0-6 MONTHS
 9.3% 7-18 MONTHS
32.8% 19-30 MONTHS
39.8% MORE THAN 30 MONTHS

  Portfolio holdings may have changed since the report date.

1 The Lehman Brothers Mutual Fund Short (1--5 Year) U.S. Government/Credit
  Index.

2 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/04 and is not a precise indication of risk or performance--past, present or future. Definitions of style assessments:
  Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than
  3.5 years to less than six years; Long, six years or greater. Credit quality:
  High, AA or better; Medium, A or BBB; Low, BB or lower.

3 Fund expenses have been partially absorbed by CSIM and Schwab. The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

4 Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

5 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


                                                            Schwab Bond Funds 11

SCHWAB TOTAL BOND MARKET FUND(TM)

PERFORMANCE as of 8/31/04

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with its benchmark indices and Morningstar category.

[BAR CHART]

                      Benchmark
                     --Blended:
                        LEHMAN
                       BROTHERS
                     GENERAL U.S.
                      GOVERNMENT       Benchmark
                     BOND INDEX       --Current:           Fund
                     and LEHMAN         LEHMAN            Category:
                    BROTHERS U.S.    BROTHERS U.S.       MORNINGSTAR
                      AGGREGATE        AGGREGATE      INTERMEDIATE-TERM
            FUND     BOND INDEX       BOND INDEX           BOND
1 YEAR      6.37%                        6.13%             5.70%
5 YEARS     7.35%                        7.66%             6.75%
10 YEARS    7.36%       7.37%            7.46%             6.65%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark indices.

$20,350  FUND
$20,357 LEHMAN BROTHERS GENERAL U.S. GOVERNMENT BOND INDEX and LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
$20,553  LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX

[LINE GRAPH]

                         LEHMAN
                        BROTHERS
                      GENERAL U.S.
                       GOVERNMENT
                       BOND INDEX
                       and LEHMAN       LEHMAN
                      BROTHERS U.S.  BROTHERS U.S.
                       AGGREGATE       AGGREGATE
              FUND     BOND INDEX     BOND INDEX
31-Aug-94    $10,000    $10,000         $10,000
30-Sep-94    $ 9,821    $ 9,859         $ 9,853
31-Oct-94    $ 9,807    $ 9,852         $ 9,844
30-Nov-94    $ 9,803    $ 9,834         $ 9,822
31-Dec-94    $ 9,892    $ 9,894         $ 9,890
31-Jan-95    $10,111    $10,078         $10,086
28-Feb-95    $10,405    $10,295         $10,326
31-Mar-95    $10,474    $10,360         $10,389
30-Apr-95    $10,639    $10,496         $10,534
31-May-95    $11,169    $10,919         $10,942
30-Jun-95    $11,184    $11,003         $11,022
31-Jul-95    $11,090    $10,962         $10,997
31-Aug-95    $11,303    $11,090         $11,130
30-Sep-95    $11,444    $11,197         $11,238
31-Oct-95    $11,659    $11,367         $11,384
30-Nov-95    $11,896    $11,544         $11,555
31-Dec-95    $12,113    $11,708         $11,717
31-Jan-96    $12,155    $11,780         $11,794
29-Feb-96    $11,800    $11,539         $11,589
31-Mar-96    $11,662    $11,443         $11,508
30-Apr-96    $11,498    $11,370         $11,443
31-May-96    $11,455    $11,351         $11,420
30-Jun-96    $11,614    $11,497         $11,573
31-Jul-96    $11,619    $11,526         $11,605
31-Aug-96    $11,561    $11,501         $11,585
30-Sep-96    $11,836    $11,692         $11,787
31-Oct-96    $12,167    $11,949         $12,048
30-Nov-96    $12,472    $12,157         $12,254
31-Dec-96    $12,252    $12,033         $12,140
31-Jan-97    $12,248    $12,046         $12,178
28-Feb-97    $12,270    $12,063         $12,208
31-Mar-97    $12,072    $11,935         $12,073
30-Apr-97    $12,319    $12,107         $12,254
31-May-97    $12,442    $12,211         $12,370
30-Jun-97    $12,624    $12,348         $12,518
31-Jul-97    $13,059    $12,698         $12,856
31-Aug-97    $12,853    $12,573         $12,746
30-Sep-97    $13,092    $12,761         $12,935
31-Oct-97    $13,375    $12,982         $13,122
30-Nov-97    $13,388    $13,048         $13,183
31-Dec-97    $13,464    $13,185         $13,316
31-Jan-98    $13,660    $13,383         $13,486
28-Feb-98    $13,621    $13,347         $13,476
31-Mar-98    $13,647    $13,392         $13,521
30-Apr-98    $13,717    $13,462         $13,592
31-May-98    $13,844    $13,590         $13,721
30-Jun-98    $13,940    $13,705         $13,838
31-Jul-98    $13,982    $13,734         $13,867
31-Aug-98    $14,245    $13,958         $14,093
30-Sep-98    $14,591    $14,285         $14,422
31-Oct-98    $14,507    $14,209         $14,346
30-Nov-98    $14,529    $14,290         $14,428
31-Dec-98    $14,598    $14,333         $14,471
31-Jan-99    $14,719    $14,435         $14,574
28-Feb-99    $14,435    $14,182         $14,319
31-Mar-99    $14,533    $14,260         $14,397
30-Apr-99    $14,537    $14,306         $14,444
31-May-99    $14,370    $14,180         $14,316
30-Jun-99    $14,317    $14,134         $14,271
31-Jul-99    $14,283    $14,075         $14,211
31-Aug-99    $14,263    $14,068         $14,204
30-Sep-99    $14,455    $14,231         $14,368
31-Oct-99    $14,496    $14,284         $14,421
30-Nov-99    $14,504    $14,282         $14,420
31-Dec-99    $14,447    $14,214         $14,351
31-Jan-00    $14,385    $14,167         $14,303
29-Feb-00    $14,548    $14,338         $14,477
31-Mar-00    $14,769    $14,528         $14,668
30-Apr-00    $14,678    $14,485         $14,625
31-May-00    $14,623    $14,478         $14,618
30-Jun-00    $14,953    $14,779         $14,922
31-Jul-00    $15,085    $14,914         $15,058
31-Aug-00    $15,311    $15,130         $15,276
30-Sep-00    $15,407    $15,225         $15,372
31-Oct-00    $15,493    $15,326         $15,474
30-Nov-00    $15,749    $15,577         $15,727
31-Dec-00    $16,048    $15,867         $16,020
31-Jan-01    $16,263    $16,126         $16,281
28-Feb-01    $16,403    $16,266         $16,423
31-Mar-01    $16,526    $16,347         $16,505
30-Apr-01    $16,473    $16,278         $16,435
31-May-01    $16,589    $16,376         $16,534
30-Jun-01    $16,682    $16,438         $16,597
31-Jul-01    $17,061    $16,807         $16,969
31-Aug-01    $17,253    $17,000         $17,164
30-Sep-01    $17,409    $17,197         $17,363
31-Oct-01    $17,721    $17,557         $17,726
30-Nov-01    $17,467    $17,314         $17,481
31-Dec-01    $17,357    $17,203         $17,369
31-Jan-02    $17,495    $17,343         $17,510
28-Feb-02    $17,608    $17,511         $17,680
31-Mar-02    $17,293    $17,220         $17,386
30-Apr-02    $17,535    $17,554         $17,724
31-May-02    $17,709    $17,704         $17,874
30-Jun-02    $17,845    $17,858         $18,030
31-Jul-02    $18,018    $18,074         $18,248
31-Aug-02    $18,315    $18,379         $18,556
30-Sep-02    $18,609    $18,677         $18,857
31-Oct-02    $18,473    $18,591         $18,770
30-Nov-02    $18,478    $18,585         $18,765
31-Dec-02    $18,882    $18,970         $19,153
31-Jan-03    $18,934    $18,987         $19,170
28-Feb-03    $19,204    $19,249         $19,435
31-Mar-03    $19,185    $19,234         $19,419
30-Apr-03    $19,349    $19,393         $19,580
31-May-03    $19,719    $19,754         $19,945
30-Jun-03    $19,663    $19,715         $19,905
31-Jul-03    $18,996    $19,052         $19,236
31-Aug-03    $19,131    $19,178         $19,363
30-Sep-03    $19,658    $19,686         $19,876
31-Oct-03    $19,505    $19,503         $19,691
30-Nov-03    $19,520    $19,550         $19,738
31-Dec-03    $19,703    $19,749         $19,940
31-Jan-04    $19,855    $19,907         $20,099
29-Feb-04    $20,044    $20,122         $20,316
31-Mar-04    $20,217    $20,273         $20,469
30-Apr-04    $19,736    $19,746         $19,937
31-May-04    $19,651    $19,667         $19,857
30-Jun-04    $19,779    $19,779         $19,970
31-Jul-04    $19,974    $19,975         $20,168
31-Aug-04    $20,350    $20,357         $20,553

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

1 The fund changed its benchmark on 2/28/98, when it changed from being a government bond fund to its current strategy. Benchmark performance shown here is the Lehman Brothers General U.S. Government Bond Index from fund inception through 2/28/98 and the Lehman Brothers U.S. Aggregate Bond Index from 3/1/98 through the end of the report period. Benchmark performance for the one- and five-year periods is the Lehman U.S. Aggregate Bond Index. Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


12 Schwab Bond Funds

SCHWAB TOTAL BOND MARKET FUND

FUND FACTS as of 8/31/04

STATISTICS

                                                            FUND     BENCHMARK 1
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS                                          279         5,697
--------------------------------------------------------------------------------
STYLE ASSESSMENT 2
  Interest Rate Sensitivity                               Medium         n/a
  Credit Quality                                           High          n/a
--------------------------------------------------------------------------------
30-DAY SEC YIELD 3                                         3.12%         n/a
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 3                              3.24%         n/a
--------------------------------------------------------------------------------
YIELD TO MATURITY                                          4.67%        4.26%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                 5.0 yrs      7.3 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                 4.4 yrs      4.4 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                             AA           AA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                     223%         n/a
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT                                 $2,500        n/a
  ($1,000 for retirement and custodial accounts)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments.

BY SECURITY TYPE

[PIE CHART]

31.1% MORTGAGE-BACKED SECURITIES
25.3% U.S. GOVERNMENT SECURITIES
20.1% CORPORATE BONDS
16.4% ASSET-BACKED OBLIGATIONS
 5.6% COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
 1.4% PREFERRED STOCK
 0.1% OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 4

[PIE CHART]

65.3% AAA
 3.7% AA
 9.0% A
 8.6% BBB
 5.9% BB
 0.6% B
 6.9% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

25.1% 0-1 YEAR
65.1% 2-10 YEARS
 5.6% 11-20 YEARS
 4.2% 21-30 YEARS

  Portfolio holdings may have changed since the report date.

1 The Lehman Brothers U.S. Aggregate Bond Index.

2 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/04 and is not a precise indication of risk or performance --past, present or future. Definitions of style assessments: Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

3 The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

4 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


                                                            Schwab Bond Funds 13

SCHWAB GNMA FUND(TM)

INVESTOR SHARES PERFORMANCE as of 8/31/04

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund's Investor Shares with its benchmark and Morningstar category.

[BAR CHART]

                                                          Fund
                                        Benchmark:      Category:
                              Fund:       LEHMAN       MORNINGSTAR
                            INVESTOR     BROTHERS     INTERMEDIATE
                             SHARES     GNMA INDEX     GOVERNMENT
1 YEAR                        4.39%        5.44%          4.85%
SINCE INCEPTION (3/3/03)      2.14%        3.32%          2.25%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares compared with a similar investment in its benchmark.

$10,324  INVESTOR SHARES
$10,502  LEHMAN BROTHERS GNMA INDEX

[LINE GRAPH]

                            LEHMAN
             INVESTOR      BROTHERS
              SHARES      GNMA INDEX
03-Mar-03    $10,000       $10,000
31-Mar-03     $9,984       $10,007
30-Apr-03    $10,009       $10,031
31-May-03    $10,035       $10,031
30-Jun-03    $10,048       $10,061
30-Jul-03     $9,887        $9,895
31-Aug-03     $9,889        $9,959
30-Sep-03    $10,056       $10,104
31-Oct-03    $10,006       $10,078
30-Nov-03    $10,053       $10,112
31-Dec-03    $10,113       $10,207
31-Jan-04    $10,161       $10,258
29-Feb-04    $10,219       $10,327
31-Mar-03    $10,246       $10,369
30-Apr-04    $10,077       $10,205
31-May-04    $10,054       $10,184
30-Jun-04    $10,124       $10,274
31-Jul-04    $10,186       $10,358
31-Aug-04    $10,324       $10,502

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


14 Schwab Bond Funds

SCHWAB GNMA FUND

SELECT SHARES(R) PERFORMANCE as of 8/31/04

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund's Select Shares with its benchmark and Morningstar category.

[BAR CHART]

                                                        Fund
                                      Benchmark:      Category:
                            Fund:       LEHMAN       MORNINGSTAR
                            SELECT     BROTHERS     INTERMEDIATE
                            SHARES    GNMA INDEX     GOVERNMENT
1 YEAR                       4.53%       5.44%          4.85%
SINCE INCEPTION (3/3/03)     2.23%       3.32%          2.25%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark.

$51,690  SELECT SHARES
$52,508  LEHMAN BROTHERS GNMA INDEX

[LINE GRAPH]

                          LEHMAN
              SELECT     BROTHERS
              SHARES    GNMA INDEX
03-Mar-03     $50,000     $50,000
31-Mar-03     $49,920     $50,035
30-Apr-03     $50,045     $50,155
31-May-03     $50,175     $50,155
30-Jun-03     $50,290     $50,306
30-Jul-03     $49,435     $49,476
31-Aug-03     $49,445     $49,797
30-Sep-03     $50,280     $50,519
31-Oct-03     $50,080     $50,388
30-Nov-03     $50,265     $50,559
31-Dec-03     $50,620     $51,034
31-Jan-04     $50,815     $51,290
29-Feb-04     $51,115     $51,633
31-Mar-03     $51,260     $51,845
30-Apr-04     $50,420     $51,026
31-May-04     $50,310     $50,919
30-Jun-04     $50,670     $51,372
31-Jul-04     $50,990     $51,788
31-Aug-04     $51,690     $52,508

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                          Schwab Bond Funds 15

SCHWAB GNMA FUND

FUND FACTS as of 8/31/04

STATISTICS

                                                            FUND     BENCHMARK 1
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS                                           64          108
--------------------------------------------------------------------------------
STYLE ASSESSMENT 2
  Interest Rate Sensitivity                                Medium        n/a
  Credit Quality                                            High         n/a
--------------------------------------------------------------------------------
30-DAY SEC YIELD 3
  Investor Shares                                          3.03%         n/a
  Select Shares                                            3.22%         n/a
--------------------------------------------------------------------------------
30-DAY SEC YIELD--NO WAIVER 4
  Investor Shares                                          2.57%         n/a
  Select Shares                                            2.72%         n/a
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 3
  Investor Shares                                          3.35%         n/a
  Select Shares                                            3.48%         n/a
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                 3.6 yrs      6.6 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                 2.9 yrs      2.8 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                             AAA          AAA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                     199%         n/a
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT
  Investor Shares                                          $2,500        n/a
  ($1,000 for retirement and custodial accounts)
  Select Shares                                           $50,000        n/a
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments.

BY SECURITY TYPE

[PIE CHART]

93.9% MORTGAGE-BACKED SECURITIES
 3.2% ASSET-BACKED OBLIGATIONS
 2.6% U.S. GOVERNMENT SECURITIES
 0.3% OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 5

[PIE CHART]

96.5% AAA
 2.2% A
 0.6% BBB
 0.7% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

 3.6% 0-6 MONTHS
 0.8% 7-18 MONTHS
 8.2% 19-30 MONTHS
87.4% MORE THAN 30 MONTHS

  Portfolio holdings may have changed since the report date.

1 The Lehman Brothers GNMA Index.

2 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/04 and is not a precise indication of risk or performance --past, present or future. Definitions of style assessments: Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

3 Fund expenses have been partially absorbed by CSIM and Schwab. The yields do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

4 Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

5 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


16 Schwab Bond Funds

FUND EXPENSES

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning March 1, 2004 and held through August 31, 2004.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's or share class' actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                                                ENDING
                                                                          BEGINNING         ACCOUNT VALUE             EXPENSES
                                                   EXPENSE RATIO 1      ACCOUNT VALUE     (Net of Expenses)     PAID DURING PERIOD 2
                                                    (Annualized)          at 3/1/04           at 8/31/04           3/1/04-8/31/04
------------------------------------------------------------------------------------------------------------------------------------
SCHWAB YIELDPLUS FUND(R)
Investor Shares                                         0.60%
   Actual Return                                                           $1,000             $1,009.20                $3.03
   Hypothetical 5% Return                                                  $1,000             $1,022.12                $3.05
Select Shares                                           0.45%
   Actual Return                                                           $1,000             $1,010.00                $2.27
   Hypothetical 5% Return                                                  $1,000             $1,022.87                $2.29
------------------------------------------------------------------------------------------------------------------------------------
SCHWAB SHORT-TERM BOND MARKET FUND(TM)                  0.55%
   Actual Return                                                           $1,000             $1,006.90                $2.77
   Hypothetical 5% Return                                                  $1,000             $1,022.37                $2.80
------------------------------------------------------------------------------------------------------------------------------------
SCHWAB TOTAL BOND MARKET FUND(TM)                       0.54%
   Actual Return                                                           $1,000             $1,015.20                $2.74
   Hypothetical 5% Return                                                  $1,000             $1,022.42                $2.75
------------------------------------------------------------------------------------------------------------------------------------
SCHWAB GNMA FUND(TM)
Investor Shares                                         0.74%
   Actual Return                                                           $1,000             $1,010.30                $3.74
   Hypothetical 5% Return                                                  $1,000             $1,021.42                $3.76
Select Shares                                           0.55%
   Actual Return                                                           $1,000             $1,011.20                $2.78
   Hypothetical 5% Return                                                  $1,000             $1,022.37                $2.80
------------------------------------------------------------------------------------------------------------------------------------

1 Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

2 Expenses for each fund or share class are equal to that fund's or share class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.


                                                            Schwab Bond Funds 17

SCHWAB YIELDPLUS FUND(R)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                            9/1/03-     9/1/02-     9/1/01-     9/1/00-       10/1/99 1-
INVESTOR SHARES                                             8/31/04     8/31/03     8/31/02     8/31/01       8/31/00
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        9.70        9.75       10.00        9.92         10.00
                                                            ------------------------------------------------------------------------
Income from investment operations:
      Net investment income                                   0.24        0.30        0.42        0.62          0.61
      Net realized and unrealized gains or losses             0.01       (0.02)      (0.23)       0.08         (0.08)
                                                            ------------------------------------------------------------------------
      Total income from investment operations                 0.25        0.28        0.19        0.70          0.53
Less distributions:
      Dividends from net investment income                   (0.24)      (0.33)      (0.44)      (0.62)        (0.61)
                                                            ------------------------------------------------------------------------
Net asset value at end of period                              9.71        9.70        9.75       10.00          9.92
                                                            ------------------------------------------------------------------------
Total return (%)                                              2.63        2.95        1.89        7.33          5.44 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
      Net operating expenses                                  0.60        0.59        0.55        0.55          0.56 3,4
      Gross operating expenses                                0.60        0.59        0.62        0.71          0.80 3
      Net investment income                                   2.43        3.08        4.36        6.03          6.72 3
Portfolio turnover rate                                         89         109          42         106            81 2
Net assets, end of period ($ x 1,000,000)                      639         410         392         185            53

1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 The ratio of net operating expenses would have been 0.55% if certain non-routine expenses (proxy fees) had not been included.


18 See financial notes.

SCHWAB YIELDPLUS FUND

                                                           9/1/03-     9/1/02-     9/1/01-     9/1/00-       10/1/99 1-
SELECT SHARES                                              8/31/04     8/31/03     8/31/02     8/31/01       8/31/00
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       9.70        9.75       10.00        9.92         10.00
                                                            ------------------------------------------------------------------------
Income from investment operations:
      Net investment income                                  0.25        0.32        0.44        0.64          0.62
      Net realized and unrealized gains or losses            0.01       (0.02)      (0.24)       0.08         (0.08)
                                                           -------------------------------------------------------------------------
      Total income from investment operations                0.26        0.30        0.20        0.72          0.54
Less distributions:
      Dividends from net investment income                  (0.26)      (0.35)      (0.45)      (0.64)        (0.62)
                                                           -------------------------------------------------------------------------
Net asset value at end of period                             9.70        9.70        9.75       10.00          9.92
                                                           -------------------------------------------------------------------------
Total return (%)                                             2.67        3.10        2.04        7.50          5.58 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
      Net operating expenses                                 0.45        0.44        0.40        0.40          0.41 3,4
      Gross operating expenses                               0.45        0.44        0.47        0.56          0.65 3
      Net investment income                                  2.57        3.23        4.52        6.18          6.88 3
Portfolio turnover rate                                        89         109          42         106            81 2
Net assets, end of period ($ x 1,000,000)                   3,030       1,476       1,443         772           219

1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 The ratio of net operating expenses would have been 0.40% if certain non-routine expenses (proxy fees) had not been included.


                                                         See financial notes. 19

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS as of August 31, 2004.

This section shows all the securities in the fund's portfolio and their value, as of the report date.

Beginning with the fiscal quarter ended November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q will be available on the SEC's website at http:/www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund's most recent Form N-Q will be available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 =  Delayed-delivery security

 ~  Variable-rate security

 /  Callable security

 @  Collateral for future contract and delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                        COST             VALUE
HOLDINGS BY CATEGORY                                  ($x1,000)        ($x1,000)
--------------------------------------------------------------------------------
 57.1%  CORPORATE BONDS                               2,085,502       2,093,539

 25.3%  ASSET-BACKED
        OBLIGATIONS                                     922,778         927,421

 11.1%  MORTGAGE-BACKED
        SECURITIES                                      406,793         407,190

  0.1%  U.S. GOVERNMENT
        SECURITIES                                        3,994           3,994

  2.4%  COMMERCIAL PAPER
        & OTHER CORPORATE
        OBLIGATIONS                                      88,168          88,167

  4.4%  PREFERRED STOCK                                 162,299         161,538

  0.0%  OTHER INVESTMENT
        COMPANIES                                           838             838
--------------------------------------------------------------------------------
100.4%  TOTAL INVESTMENTS                             3,670,372       3,682,687

(0.4)%  OTHER ASSETS AND
        LIABILITIES                                                     (14,430)
--------------------------------------------------------------------------------
100.0%  NET ASSETS                                                    3,668,257

       SECURITY
       SERIES                                          FACE AMOUNT      VALUE
          RATE, MATURITY DATE                          ($ x 1,000)   ($ x 1,000)
       CORPORATE BONDS 57.1% of net assets

       FINANCE 30.5%
       -------------------------------------------------------------------------
       BANKING 18.8%

       AB SPINTAB, 144A
    /@    7.50%, 08/14/49                                      900           973
    ~/    2.17%, 10/31/04                                    6,500         6,574

    ~/ ARTESIA OVERSEAS, LTD.
          2.52%, 11/26/04                                   10,000        10,146

    ~/ BANESTO FINANCE LTD.
          2.69%, 11/01/04                                   15,650        15,494

     / BBVA BANCOMER CAPITAL TRUST L, 144A
          10.50%, 02/16/11                                  24,900        27,539

~/(10) BNP PARIBAS
          1.74%, 09/20/04                                   42,700        42,410

    ~/ CENTRAL FIDELITY CAPITAL I
       Series A
          2.60%, 10/15/04                                   16,200        16,305

    ~/ CHASE CAPITAL VI
       Series F
          2.32%, 11/01/04                                   13,000        12,526

    ~/ CULLEN/FROST CAPITAL TRUST II
          2.86%, 09/01/04                                   13,000        13,122

 ~/(1) DEUTSCHE BANK CAPITAL TRUST, 144A
       Class B
          3.39%, 09/30/04                                   48,400        51,101

     ~ DORAL FINANCIAL CORP.
          2.46%, 10/20/04                                   26,035        26,112


20 See financial notes.

SCHWAB YIELDPLUS FUND

       SECURITY
       SERIES                                          FACE AMOUNT      VALUE
          RATE, MATURITY DATE                          ($ x 1,000)   ($ x 1,000)
    ~/ EMIGRANT CAPITAL TRUST I, 144A
          4.23%, 09/10/04                                   18,920        18,917

 ~/(9) FLEET CAPITAL TRUST V
          2.53%, 09/20/04                                   42,300        42,520

  ~(7) HSBC USA, INC.
          2.23%, 01/31/05                                   44,700        43,914

     ~ INTESA BANK OVERSEAS LTD.
          2.46%, 10/04/04                                   31,000        31,178

     ~ JP MORGAN CHASE & CO.
          1.48%, 09/14/04                                   25,000        25,010

       NATIONWIDE BUILDING SOCIETY, 144A
     ~    1.55%, 09/13/04                                   40,000        40,071
     ~    1.73%, 10/20/04                                   20,000        20,000

    ~/ PNC CAPITAL TRUST
          1.88%, 09/01/04                                    7,000         6,655

    ~/ RBS CAPITAL TRUST IV
          2.44%, 09/30/04                                   29,800        30,195

    ~/ SANTANDER FINANCIAL ISSUANCES
          2.14%, 10/26/04                                   29,000        28,565

    /@ SKANDINAVISKA ENSKILDA, 144A
          8.13%, 09/06/49                                   18,000        19,725

    /@ SOCGEN REAL ESTATE, L.L.C., 144A
       Series A
          7.64%, 12/29/49                                   11,120        12,423

    ~/ SOCIETE GENERALE
          2.26%, 10/21/06                                   18,000        18,218

     ~ SOVEREIGN BANCORP.
          2.10%, 11/26/04                                   16,000        16,000

    /@ SVENSKA HANDELSBANKEN, 144A
          7.13%, 03/07/49                                   10,000        10,864

  ~(3) WACHOVIA CORP.
          1.71%, 10/22/04                                   50,000        50,001

  ~(2) WELLS FARGO & CO.
          1.62%, 09/23/04                                   50,950        50,998
                                                                     -----------
                                                                         687,556
       BROKERAGE 5.3%

     ~ BEAR STEARNS CO., INC.
          2.19%, 09/27/04                                   30,000        30,431

    ~/ CREDIT SUISSE FINANCIAL PRODUCTS
          2.11%, 09/07/04                                   20,770        20,842

       LEHMAN BROTHERS HOLDINGS
     ~    1.75%, 10/20/04                                   13,050        13,057
     ~    1.67%, 10/04/04                                   25,000        25,013

       MERRILL LYNCH & CO.
     ~    1.83%, 10/27/04                                   15,000        15,025
     ~    1.76%, 10/26/04                                   20,650        20,659

       MORGAN STANLEY
     ~    1.87%, 09/27/04                                   20,000        20,069
  ~(4)    1.79%, 10/27/04                                   49,800        49,807
                                                                     -----------
                                                                         194,903

       FINANCE COMPANIES 3.8%

    ~/ CAPITAL ONE CAPITAL I, 144A
          3.24%, 11/01/04                                   10,000         9,874

     ~ COUNTRYWIDE HOME LOAN
          1.85%, 11/26/04                                   17,000        16,996
   (6)    1.70%, 09/29/04                                   45,000        44,996

       INTERNATIONAL LEASE FINANCE CORP.
       Series O
     ~    2.90%, 10/15/04                                   10,000        10,107
     ~    2.89%, 11/01/04                                   10,000        10,104

  ~(5) SLM CORP.
          1.78%, 10/26/04                                   46,065        46,120
                                                                     -----------
                                                                         138,197
       INSURANCE 2.6%

    ~/ AXA
          1.93%, 09/03/04                                    2,800         2,766

     ~ GENWORTH FINANCIAL, INC.
          1.62%, 09/15/04                                   21,500        21,534

     ~ ISTAR FINANCIAL, INC., 144A
          2.72%, 09/13/04                                   14,225        14,403

    /@ LINCOLN NATIONAL CORP.
          9.13%, 10/01/24                                    5,500         5,772

     ~ MARSH & MCLENNAN COS., INC.
          1.72%, 10/13/04                                   24,750        24,751

    /@ NATIONWIDE CSN TRUST, 144A
          9.88%, 02/15/25                                   26,000        27,927
                                                                     -----------
                                                                          97,153
       INDUSTRIAL 21.4%
       -------------------------------------------------------------------------
       BASIC INDUSTRY 1.2%

       BOISE CASCADE CORP.
     @    7.05%, 05/15/05                                   13,100        13,560
          7.43%, 10/10/05                                    2,000         2,108


                                                         See financial notes. 21

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

       SECURITY
       SERIES                                          FACE AMOUNT      VALUE
          RATE, MATURITY DATE                          ($ x 1,000)   ($ x 1,000)
     @ LOUISIANA PACIFIC CORP.
          8.50%, 08/15/05                                   10,337        10,854

     @ METHANEX CORP.
          7.75%, 08/15/05                                   15,935        16,652
                                                                     -----------
                                                                          43,174
       CAPITAL GOODS 1.0%

     @ ALLIED WASTE NORTH AMERICA
       Series B
          7.63%, 01/01/06                                    7,000         7,376

       BAE ASSET SYSTEMS 2001 ASSET TRUST, 144A
       Series 2001 Class G
          6.66%, 09/15/13                                    7,189         8,012

    ~/ BOMBARDIER CAPITAL, INC., 144A
          4.03%, 09/30/04                                    6,955         6,928

    /@ NORTHROP GRUMMAN CORP.
          9.38%, 10/15/24                                    9,075         9,493

    /@ WASTE MANAGEMENT, INC.
          8.75%, 05/01/18                                    4,250         4,921
                                                                     -----------
                                                                          36,730
       COMMUNICATIONS 6.2%

     ~ AMERICA MOVIL SA DE CV, 144A
          2.29%, 10/27/04                                   26,500        26,301

     @ CHANCELLOR MEDIA / CLEAR CHANNEL
       COMMUNICATION
          8.00%, 11/01/08                                    9,570        10,927

    /@ DIRECTV HOLDINGS/FINANCE
          8.38%, 03/15/13                                    8,000         9,140

       ECHOSTAR DBS CORP.
    ~/    4.85%, 10/01/04                                    6,750         7,037
     /    9.13%, 01/15/09                                    6,227         6,881

     @ FRANCE TELECOM
          8.70%, 03/01/06                                    5,422         5,821

    /@ NEXTEL COMMUNICATION, INC.
          9.38%, 11/15/09                                   12,525        13,339

     @ ROGERS CABLE SYSTEMS, LTD.
       Series B
          10.00%, 03/15/05                                  16,577        17,233

     ~ SPRINT CAPITAL CORP.
          4.78%, 08/17/06                                   19,500        20,146

     / TCI COMMUNICATIONS FINANCING III
          9.65%, 03/31/27                                   23,310        27,612

    /@ TELECORP PCS, INC.
          10.63%, 07/15/10                                   9,556        10,693

     @ TELEFONOS DE MEXICO SA
          8.25%, 01/26/06                                   20,000        21,453

     / TRITEL PCS, INC.
          10.38%, 01/15/11                                   6,053         6,960

  ~(8) VERIZON WIRELESS CAPITAL, 144A
          1.81%, 11/23/04                                   43,140        43,134
                                                                     -----------
                                                                         226,677
       CONSUMER CYCLICAL 7.2%

     @ AUTONATION, INC.
          9.00%, 08/01/08                                   11,550        13,254

     / BOYD GAMING CORP.
          9.25%, 08/01/09                                    2,980         3,267

     @ CEASARS ENTERTAINMENT
          8.50%, 11/15/06                                   10,800        11,880

     ~ CENTEX CORP.
       Series D
          3.69%, 10/11/04                                   14,925        15,407

       D.R. HORTON, INC.
          10.50%, 04/01/05                                   2,500         2,625
          7.50%, 12/01/07                                    6,700         7,403

     ~ DAIMLER@CHRYSLER, N.A. HOLDINGS
          2.71%, 11/08/04                                   20,000        20,212

    /@ DANA CORP.
          10.13%, 03/15/10                                  12,480        14,352

       GAP, INC.
          9.90%, 12/15/05                                    5,000         5,450

       GENERAL MOTORS ACCEPTANCE CORP.
    ~/    1.01%, 09/15/04                                      500           495
     ~    2.58%, 11/20/04                                   15,000        14,987

       HYATT EQUITIES, L.L.C., 144A
          6.88%, 06/15/07                                    1,295         1,390

       HYUNDAI MOTOR MANUFACTURING, 144A
          5.30%, 12/19/08                                    4,950         5,084

    ~/ LENNAR CORP.
          2.30%, 12/20/04                                   22,875        23,013

    /@ LENNAR CORP., 144A
       Series B
          9.95%, 05/01/10                                      450           496

     ~ LIBERTY MEDIA CORP.
          3.02%, 09/15/04                                   23,000        23,282


22 See financial notes.

SCHWAB YIELDPLUS FUND

       SECURITY
       SERIES                                          FACE AMOUNT      VALUE
          RATE, MATURITY DATE                          ($ x 1,000)   ($ x 1,000)
     @ MANDALAY RESORT GROUP
          6.45%, 02/01/06                                   11,185        11,632

     @ MGM GRAND, INC.
          6.95%, 02/01/05                                    9,475         9,653

       MGM MIRAGE, INC.
          6.75%, 08/01/07                                    4,000         4,220

       ROYAL CARIBBEAN CRUISES
     @    7.25%, 08/15/06                                    7,840         8,379
          6.75%, 03/15/08                                    4,255         4,510

       RYLAND GROUP, INC.
    /@    9.75%, 09/01/10                                   18,680        20,922
    /@    9.13%, 06/15/11                                      500           562

    /@ SCHULER HOMES
          9.38%, 07/15/09                                   12,464        13,835

    /@ STANDARD PACIFIC CORP.
          9.50%, 09/15/10                                   13,540        15,046

       TOLL CORP.
    /@    8.00%, 05/01/09                                    3,500         3,666
    /@    8.25%, 02/01/11                                    9,810        10,742
                                                                     -----------
                                                                         265,764
       CONSUMER NON-CYCLICAL 3.0%

     @ ALTRIA GROUP, INC.
          7.00%, 07/15/05                                   19,870        20,519

       BAUSCH & LOMB, INC.
          6.75%, 12/15/04                                    2,595         2,633
     @    6.50%, 08/01/05                                   10,205        10,532

     @ CAREMARK RX, INC.
          7.38%, 10/01/06                                   17,176        18,355

     @ CONSTELLATION BRANDS, INC.
          8.63%, 08/01/06                                    8,500         9,254

       DEAN FOODS CO.
          8.15%, 08/01/07                                    6,815         7,471

     @ FRESENIUS MEDICAL CAPITAL TRUST II
          7.88%, 02/01/08                                   14,800        15,836

       HCA, INC.
          7.13%, 06/01/06                                    5,000         5,303

       MANOR CARE, INC.
          7.50%, 06/15/06                                    1,067         1,154

     ~ SAFEWAY, INC.
          2.16%, 11/01/04                                    8,000         8,011

    ~/ STATER BROTHERS HOLDINGS, 144A
          5.06%, 09/15/04                                   12,950        13,274
                                                                     -----------
                                                                         112,342
       ENERGY 0.6%

    /@ HUSKY OIL LTD.
          8.90%, 08/15/28                                    9,701        11,334

    /@ POGO PRODUCING CO.
       Series B
          8.25%, 04/15/11                                    9,541        10,519
                                                                     -----------
                                                                          21,853
       TECHNOLOGY 0.3%

    ~/ FREESCALE SEMICONDUCTOR, 144A
          4.38%, 10/15/04                                   10,500        10,736

       TRANSPORTATION 1.9%

     ~ CSX CORP.
          1.99%, 08/03/06                                   19,900        19,901

     ~ FEDEX CORP.
          1.88%, 10/01/04                                   22,620        22,645

     ~ HERTZ CORP.
          2.89%, 11/05/04                                   14,900        14,988

       NORFOLK SOUTHERN CORP.
     ~    2.38%, 11/01/04                                    7,820         7,847
     @    8.38%, 05/15/05                                    3,695         3,854
                                                                     -----------
                                                                          69,235
       SOVEREIGN 0.5%
       -------------------------------------------------------------------------
       PEMEX PROJECT FUNDING MASTER TRUST
          3.08%, 10/07/04                                   10,000        10,067

       PEMEX PROJECT FUNDING MASTER TRUST, 144A
          3.40%, 10/15/04                                    6,270         6,587
                                                                     -----------
                                                                          16,654
       UTILITIES 4.7%
       -------------------------------------------------------------------------

       ELECTRIC 4.7%

     ~ APPALACHIAN POWER CO.
           1.91%, 09/29/04                                   8,000         8,006

     @ CINERGY CORP.
           6.25%, 09/01/04                                  10,000        10,000

     / COLUMBIA ENERGY GROUP
       Series D
           7.05%, 11/28/07                                   1,405         1,474

    ~/ DTE ENERGY CO.
           2.19%, 09/01/04                                   9,400         9,405

    ~/ DUKE ENERGY CORP.
           1.82%, 09/08/04                                  21,000        21,053


                                                         See financial notes. 23

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

       SECURITY
       SERIES                                          FACE AMOUNT      VALUE
          RATE, MATURITY DATE                          ($ x 1,000)   ($ x 1,000)
    /@ ENTERGY GULF STATES, INC.
          5.20%, 12/03/07                                   13,510        13,593

    ~/ ENTERGY GULF STATES, INC., 144A
          2.43%, 09/20/04                                    1,000         1,006

    ~/ NISOURCE FINANCE CORP.
          2.44%, 11/04/04                                   16,000        16,008

     @ OHIO EDISON CO.
          4.00%, 05/01/08                                   14,925        14,979

     ~ PEPCO HOLDINGS, INC.
          2.51%, 11/15/04                                   10,000        10,000

       PG&E CORP.
    ~/    2.30%, 10/04/04                                    7,425         7,434
     /    6.88%, 07/15/08                                      920         1,003

    /@ PG&E CORP., 144A
          6.88%, 07/15/08                                   11,000        11,990

    ~/ PINNACLE WEST CAPITAL CORP.
          2.49%, 11/01/04                                   10,575        10,589

     @ RELIANT ENERGY RESOURCES
       Series B
          8.13%, 07/15/05                                   18,100        18,954

     ~ SOUTHERN CALIFORNIA EDISON
          1.89%, 10/13/04                                    7,120         7,150

    ~/ TXU ENERGY CO., L.L.C. 144A
          2.37%, 10/14/04                                    9,900         9,921
                                                                     -----------
                                                                         172,565

       ASSET-BACKED OBLIGATIONS 25.3% of net assets

       ASSET BACKED SECURITIES CORP. NIMS TRUST
       Series 2004-HE3 Class A1
          5.00%, 05/25/34                                    9,228         9,211

       ALTER MONETA RECEIVABLES, L.L.C.
       Series 2003-1
          2.56%, 03/15/11                                    4,807         4,777

       AMERICREDIT AUTOMOBILE RECEIVABLES TRUST
       Series 2001-1 Class D
          6.98%, 07/06/07                                    1,400         1,441
       Series 2002-1 Class D
          6.53%, 06/06/08                                    6,450         6,743

     ~ AMERIQUEST FINANCE NIM TRUST
       Series 2001-RN4 Class A
          4.60%, 09/25/04                                    6,511         6,494

       AMERIQUEST MORTGAGE SECURITIES, INC.
     ~ Series 2004-R8 Class M9
          6.58%, 09/27/04                                    5,000         4,512
     ~ Series 2003-AR3 Class M2
          3.67%, 09/27/04                                    5,000         5,129
     ~ Series 2003-AR2 Class M2
          3.65%, 09/27/04                                    5,000         5,149
     ~ Series 2003-6 Class M2
          3.47%, 09/27/04                                    5,000         5,085
     ~ Series 2004-R8 Class M7
          3.36%, 09/27/04                                    4,450         4,452
     ~ Series 2003-IA1 Class M2
          3.27%, 09/27/04                                    3,537         3,539

       AMERUS HOME EQUITY LOAN TRUST
       Series 2004-RN5 Class A
          5.19%, 07/25/34                                    4,690         4,697

     ~ AMORTIZING RESIDENTIAL COLLATERAL TRUST
       Series 2002-BC1 Class M2
          2.72%, 01/25/32                                   10,000        10,035

       AQ FINANCE NIM TRUST
       Series 2003-N11A
          7.14%, 08/25/33                                    1,369         1,367

       ARGENT NIM TRUST
       Series 2003-N7 Class 2A1
          5.75%, 03/27/34                                    3,227         3,223
       Series 2003-N7 Class 2A2
          9.75%, 03/27/34                                    2,000         2,005

     ~ ARGENT SECURITIES, INC.
       Series 2003-W7 Class M2
          3.37%, 09/27/04                                   15,750        15,872

     ~ ARIA CDO I (JERSEY) LTD.
       Series IA-3 Class B1U5
          2.97%, 10/07/09                                   15,000        15,018

       ASSET BACKED FUNDING CERTIFICATES
     ~ Series 2004-HE1 Class M8
          4.57%, 09/27/04                                    4,022         3,596
     ~ Series 2003-OPT1 Class M2
          3.17%, 09/27/04                                    5,000         5,076
     ~ Series 2004-OPT2 Class M2
          2.62%, 09/27/04                                   11,576        11,583
     ~ Series 2003-AHL1 Class M1
          2.47%, 09/27/04                                    7,500         7,547
       Series 2003-OPT1
          6.90%, 07/26/33                                    1,709         1,709


24 See financial notes.

SCHWAB YIELDPLUS FUND

       SECURITY
       SERIES                                          FACE AMOUNT      VALUE
          RATE, MATURITY DATE                          ($ x 1,000)   ($ x 1,000)
       ASSET BACKED SECURITIES CORP. HOME EQUITY
     ~ Series 2003-HE2 Class M2
          3.50%, 09/15/04                                    4,460         4,524
     ~ Series 2001-HE3 Class M2
          2.65%, 09/15/04                                    6,000         6,016

     ~ BEAR STEARNS ASSET BACKED SECURITIES, INC.
       Series 1999-1 Class MV1
          2.27%, 09/27/04                                   10,560        10,573

     ~ CAPITAL ONE MASTER TRUST
       Series 2001-2 Class C
          2.70%, 09/15/04                                   14,920        15,002

       CAPITAL ONE MULTI-ASSET EXECUTION TRUST
     ~ Series 2003-B6 Class B6
          2.13%, 09/15/04                                   20,000        20,184
     ~ Series 2003-C1 Class C1
          4.15%, 09/15/04                                    3,500         3,733

       CAPITAL ONE PRIME AUTO RECEIVABLES TRUST
       Series 2004-2 Class B
          3.95%, 05/16/11                                   13,673        13,923

     ~ CARSS FINANCE LTD. PARTNERSHIP
       Series 2004-A Class B2
          2.55%, 09/15/04                                    6,500         6,501

       CDC MORTGAGE CAPITAL TRUST
     ~ Series 2003-HE1 Class M1
          2.52%, 09/27/04                                   18,000        18,134
     ~ Series 2003-HE4 Class M2
          3.27%, 09/27/04                                    4,000         4,100
     ~ Series 2003-HE2 Class M2
          3.52%, 09/27/04                                    5,000         5,155

     ~ CENTEX HOME EQUITY
       Series 2003-B Class M2
          3.32%, 09/27/04                                    6,500         6,620

     ~ CHASE CREDIT CARD MASTER TRUST
       Series 2002-4 Class C
          2.44%, 09/15/04                                   14,000        14,062

     ~ CHASE FUNDING LOAN ACQUISITION TRUST
       Series 2001-C3 Class M1
          2.55%, 09/02/04                                    5,000         5,033

       CHASE FUNDING NET INTEREST MARGIN
       Series 2003-3A
          6.88%, 06/27/33                                      318           318
       Series 2003-4A
          6.75%, 07/27/33                                      972           972

       CHASE FUNDING NET INTEREST MARGIN, 144A
       Series 2004-1A
          3.75%, 02/27/34                                    2,411         2,395

       CIT MARINE TRUST
       Series 1999-A Class A4
          6.25%, 11/15/19                                    2,900         3,029

       COUNTRYWIDE ASSET BACKED CERTIFICATES
     ~ Series 2002-6 Class M1
          2.72%, 09/27/04                                    3,000         3,036
     ~ Series 2002-6 Class M2
          3.72%, 09/27/04                                    4,800         4,901

       CS FIRST BOSTON MORTGAGE SECURITIES CORP.
     ~ Series 2000-HE1 Class M2
          2.67%, 09/15/04                                    4,144         4,158
     ~ Series 2001-HE17 Class M1
          2.34%, 09/27/04                                    7,400         7,441

       DISTRIBUTION FINANCIAL SERVICES TRUST
       Series 2001-1 Class-D
          7.73%, 11/15/22                                    8,250         8,300

     ~ FIELDSTONE MORTGAGE INVESTMENT CORP.
       Series 2004-2 Class M3
          3.02%, 09/27/04                                    2,000         2,001

     ~ FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED
       CERTIFICATES
       Series 1997-FF3 Class M1
          2.02%, 09/20/04                                    1,911         1,913

       FIRST FRANKLIN NIM TRUST
       Series 2004-FF4A Class N
          5.75%, 06/25/34                                    7,253         7,288

       FREMONT HOME LOAN TRUST
     ~ Series 2004-A Class M2
          2.77%, 09/27/04                                    5,000         5,003
     ~ Series 2003-B Class M2
          3.24%, 09/27/04                                   13,000        13,245

     ~ GSAMP TRUST
       Series 2002-WMC1 Class B1
          3.70%, 09/20/04                                    7,006         7,058

       GSR MORTGAGE LOAN TRUST
       Series 2002-3F Class 2AB3
          5.50%, 12/25/31                                       49            49
       Series 2004-7 Class 1A2
          3.49%, 06/25/34                                   12,271        12,124


                                                         See financial notes. 25

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

       SECURITY
       SERIES                                          FACE AMOUNT      VALUE
          RATE, MATURITY DATE                          ($ x 1,000)   ($ x 1,000)
       LONG BEACH ASSET HOLDINGS, CORP.
       Series 2003-4 Class N1
          6.54%, 08/25/33                                      550           552

       LONG BEACH MORTGAGE LOAN TRUST
     ~ Series 2003-2 Class M1
          2.44%, 09/27/04                                    8,000         8,055
     ~ Series 2004-1 Class M6
          3.02%, 09/27/04                                    8,000         8,031
     ~ Series 2003-2 Class M3
          3.87%, 09/27/04                                    2,190         2,246
     ~ Series 2003-3 Class M4
          5.12%, 09/27/04                                   10,000         9,901

       MAIN STREET WAREHOUSE FUNDING TRUST
     ~ Series 2004-MSD
          3.92%, 09/27/04                                   18,500        18,534
     ~ Series 2004-MSC
          4.37%, 09/27/04                                    9,000         9,055

       MASTER ASSET BACKED SECURITIES TRUST
     ~ Series 2003-OPT1 Class A2
          2.04%, 09/25/04                                   11,051        11,089
     ~ Series 2002-OPT1 Class M2
          3.57%, 09/27/04                                   10,000        10,152

       MBNA CREDIT CARD MASTER NOTE TRUST
     ~ Series 2003-B3 Class B3
          1.98%, 09/15/04                                    6,000         6,021
     ~ Series 2003-C3 Class C3
          2.95%, 09/15/04                                   10,920        11,158

       MBNA MASTER CREDIT CARD TRUST
     ~ Series 2000-H Class B
          2.20%, 09/15/04                                   17,000        17,203
     ~ Series 1999-L Class C
          2.68%, 09/15/04                                    8,000         8,126

       MERRILL LYNCH MORTGAGE INVESTORS, INC.
     ~ Series 2003-WMC3 Class A2
          1.98%, 09/27/04                                   28,014        28,073
     ~ Series 2003-WMC2 Class M1
          2.47%, 09/27/04                                    9,628         9,685
     ~ Series 2003-WMC3 Class M3
          3.27%, 09/27/04                                    2,000         2,027
     ~ Series 2003-WMC3 Class M4
          3.62%, 09/27/04                                    2,913         2,975

     ~ MMCA AUTOMOBILE TRUST
       Series 2002-5 Class C
          3.75%, 09/15/04                                    3,080         3,088

       MORGAN STANLEY ABS CAPITAL I
     ~ Series 2003-HE3 Class M1
          2.30%, 09/02/04                                    9,403         9,461
       Series 2003-NC8N
          7.60%, 09/25/33                                    5,133         5,162
     ~ Series 2003-NC6 Class M1
          2.42%, 09/27/04                                   10,000        10,109
       Series 2004-NC2N
          6.25%, 12/25/33                                    2,994         2,997
       Series 2004-NC1N Class Note
          7.00%, 12/25/33                                    7,021         7,005
       Series 2004-NC3N Class Note
          6.00%, 03/25/34                                    6,345         6,345

       MORGAN STANLEY AUTO LOAN TRUST
       Series 2003-HB1 Class B
          2.22%, 04/15/11                                    6,994         6,946
       Series 2004-HB1 Class C
          2.88%, 10/15/11                                    4,950         4,954
       Series 2004-HB2 Class C
          3.24%, 03/15/12                                    4,980         4,979
       Series 2004-HB2 Class D
          3.59%, 03/15/12                                      990           990

       NEW CENTURY HOME EQUITY LOAN TRUST
     ~ Series 2004-2 Class A3
          1.70%, 09/27/04                                   24,299        24,313
     ~ Series 2003-3 Class M3
          4.00%, 09/27/04                                    7,686         7,959

       NOVASTAR HOME EQUITY LOAN
     ~ Series 2003-4 Class M1
          2.33%, 09/27/04                                   20,000        20,157
     ~ Series 2004-2 Class M4
          2.82%, 09/27/04                                   13,000        13,019
     ~ Series 2003-3 Class M2
          3.27%, 09/27/04                                   10,000        10,294
     ~ Series 2004-1 Class B1
          3.32%, 09/27/04                                    5,950         5,964
     ~ Series 2004-1 Class B2
          3.42%, 09/27/04                                    5,800         5,808
     ~ Series 2004-2 Class B1
          3.57%, 09/27/04                                    7,900         7,926
     ~ Series 2003-4 Class B1
          4.12%, 09/27/04                                    2,500         2,609
     ~ Series 2003-3 Class B2
          5.52%, 09/27/04                                    3,000         3,162


26 See financial notes.

SCHWAB YIELDPLUS FUND

       SECURITY
       SERIES                                          FACE AMOUNT      VALUE
          RATE, MATURITY DATE                          ($ x 1,000)   ($ x 1,000)
       NOVASTAR NIM TRUST
       Series 2003-N1
          7.39%, 06/01/33                                      560           560
       Series 2004-N1
          4.46%, 02/25/34                                    5,873         5,876
       Series 2004-N2
          4.46%, 07/25/34                                   11,189        11,189

       OPTION ONE MORTGAGE LOAN TRUST
     ~ Series 2003-3 Class N
          1.93%, 09/27/04                                    1,026         1,027
     ~ Series 2004-2 Class M1
          2.15%, 09/27/04                                    7,000         7,001
     ~ Series 2002-4 Class M1
          2.22%, 09/27/04                                   13,938        13,992
     ~ Series 2003-2 Class M1
          2.27%, 09/27/04                                   15,000        15,120
     ~ Series 2003-1 Class M1
          2.52%, 09/27/04                                   13,000        13,148
     ~ Series 2004-1 Class M2
          2.72%, 09/27/04                                    3,800         3,808
     ~ Series 2004-1 Class M3
          2.97%, 09/27/04                                    5,000         5,015

       OPTION ONE MORTGAGE SECURITIES CORP. NIM
       Series 2003-2B Class N1
          7.63%, 04/25/33                                      266           266

     ~ OVERTURE CDO (JERSEY) LTD.
       Series IA Class B1
          2.94%, 01/10/05                                    1,650         1,653

       RESIDENTIAL ASSET SECURITIES CORP.
     ~ Series 2004-KS2 Class M22
          2.62%, 09/27/04                                    9,000         9,005
     ~ Series 2003-KS6 Class M2
          3.12%, 09/27/04                                   15,300        15,483
     ~ Series 2003-KS1 Class M2
          3.37%, 09/27/04                                   11,100        11,275
     ~ Series 2003-KS2 Class MII2
          3.37%, 09/27/04                                    5,000         5,094

       RYDER VEHICLE LEASE TRUST
       Series 2001-A Class CTFS
          6.75%, 03/15/12                                   10,000        10,548

       SAIL NET INTEREST MARGIN NOTES
       Series 2003-12A Class A
          7.35%, 11/27/33                                    1,425         1,423

     ~ SAKS CREDIT CARD MASTER TRUST
       Series 2001-2 Class B
          2.25%, 09/15/04                                    2,800         2,824

       SAXON ASSET SECURITIES TRUST
     ~ Series 2004-1 Class M2
          2.75%, 09/27/04                                   12,650        12,645
     ~ Series 2001-3 Class M1
          2.40%, 09/27/04                                    6,702         6,733

       SHARPS SP I L.L.C. NET INTEREST MARGIN TRUST
       Series 2004-OP1N CLass NA
          5.19%, 04/25/34                                    5,676         5,679
       Series 2004-FM1N CLass N
          6.16%, 09/25/34                                    3,231         3,237

       STRUCTURED ASSET SECURITIES CORP.
     ~ Series 1998-8 Class B
          2.92%, 09/27/04                                      946           946
     ~ Series 2004-S2 Class M2
          2.22%, 09/27/04                                   14,600        14,609

     ~ TERRAPIN FUNDING, L.L.C.
       Series 2003-1A Class B1
          2.86%, 09/08/04                                   20,000        20,073

       UCFC HOME EQUITY LOAN
       Series 1998-B Class A7
          6.53%, 10/15/29                                    9,800        10,317

       WFS FINANCIAL OWNER TRUST
       Series 2004-1 Class C
          2.49%, 08/22/11                                    7,000         6,973
       Series 2004-3 Class C
          3.60%, 02/17/12                                   12,800        12,859
       Series 2004-3 Class 3D
          4.07%, 02/17/12                                    1,975         1,984

       WHOLE AUTO LOAN TRUST
       Series 2003-1 Class B
          2.24%, 03/15/10                                   15,899        15,878
                                                                     -----------
                                                                         927,421

       MORTGAGE-BACKED SECURITIES 11.1% of net assets

       COLLATERALIZED MORTGAGE OBLIGATIONS 7.1%
       -------------------------------------------------------------------------

       BANK OF AMERICA MORTGAGE SECURITIES
       Series 2003-D Class 2A2
          3.60%, 03/25/08                                    5,945         5,925
       Series 2002-J Class A2
          4.88%, 09/25/32                                    3,702         3,718
       Series 2003-C Class 2A1
          3.93%, 04/25/33                                    6,518         6,525
       Series 2004-A Class 2A2
          4.18%, 02/25/34                                   27,569        27,468


                                                         See financial notes. 27

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

       SECURITY
       SERIES                                          FACE AMOUNT      VALUE
          RATE, MATURITY DATE                          ($ x 1,000)   ($ x 1,000)
       COUNTRYWIDE HOME LOANS
       Series 2001-HYB2 Class 2A1
          6.35%, 11/30/31                                    1,190         1,212
       Series 2002-1 Class 1A1
          5.36%, 12/19/31                                    1,174         1,199
       Series 2002-HYB1 Class 1A1
          5.43%, 05/25/32                                    1,690         1,706
       Series 2002-HYB2 Class 4A1
          5.00%, 08/20/32                                    1,146         1,164
       Series 2003-HYB1 Class 1A1
          3.85%, 05/19/33                                    9,186         9,181

       CS FIRST BOSTON MORTGAGE SECURITIES CORP.
       Series 2002-AR27 Class 1A1
          5.42%, 10/25/32                                    2,611         2,674
       Series 2002-AR28 Class 1A2
          4.98%, 11/25/32                                    3,394         3,461

       FANNIE MAE
       Series 2003-22 Class UK
          4.00%, 09/25/31                                   10,011         9,904
     ~ Series 2003-37 Class FK
          2.42%, 09/27/04                                    6,452         6,458

       FANNIE MAE (INTEREST ONLY)
       Series 2003-57 Class IB
          5.00%, 06/25/18                                   33,574         3,983

       FIFTH THIRD MORTGAGE LOAN TRUST
     ~ Series 2002-FTB1 Class 3A1
          3.91%, 09/01/04                                    3,685         3,731
     ~ Series 2002-FTB1 Series 2A1
          6.27%, 09/01/04                                    4,653         4,703

       FREDDIE MAC
       Series 61 Class D
          9.30%, 11/15/20                                      689           690
       Series H004 Class A2
       Structured Pass Through
       Securities
          2.59%, 12/15/07                                    2,253         2,248

       IMPAC SECURED ASSET COMMON OWNER TRUST
       Series 2001-8 Class A1
          6.50%, 02/25/31                                      274           274

       INDYMAC INDEX MORTGAGE LOAN TRUST
       (INTEREST ONLY)
       Series 2004-AR1 Class AX1
          0.80%, 04/24/34                                  455,732         5,264

       MASTER ADJUSTABLE RATE MORTGAGES TRUST
       Series 2002-4 Class 3A1
          5.27%, 11/25/32                                    2,736         2,789
       Series 2002-4 Class 1A1
          5.27%, 11/25/32                                    2,387         2,428
       Series 2002-4 Class 2A1
          5.48%, 11/25/32                                    2,413         2,473
       Series 2003-1 Class 1A1
          4.15%, 12/25/32                                      551           553

       MORGAN STANLEY MORTGAGE LOAN TRUST
       Series 2004-5AR Class 3A4
          4.66%, 07/25/34                                   14,495        14,760

       RESIDENTIAL ACCREDIT LOANS, INC.
       Series 1999-QS8 Class A1
          6.50%, 06/25/14                                    3,513         3,563

       RESIDENTIAL FUNDING SECURITIES CORP.
       Series 2001-RM1 Class A
          6.18%, 12/25/29                                      214           214

       SEQUOIA MORTGAGE TRUST (INTEREST ONLY)
       Series 2003-8 Class X1
          0.80%, 01/20/34                                  284,712         2,886

       THORNBURG MORTGAGE SECURITIES TRUST
       Series 2004-1 Class II2A
          3.37%, 04/25/34                                   26,035        25,473

       WASHINGTON MUTUAL
       Series 2002-AR19 Class A7
          4.68%, 01/01/33                                    6,214         6,298
       Series 2003-AR1 Class A6
          4.56%, 01/25/33                                    3,218         3,251
       Series 2003-AR8 Class A
          4.03%, 08/25/33                                    9,913         9,910
       Series 2003-AR9 Class 1A2A
          2.34%, 09/25/33                                   15,176        15,163

       WASHINGTON MUTUAL MSC MORTGAGE
       PASS-THROUGH TRUST
       Series 2001-AR1 Class A
          6.03%, 12/12/31                                      853           874

       WELLS FARGO MORTGAGE BACKED SECURITIES TRUST
       Series 2003-N Class 2A2
          4.76%, 12/25/33                                   14,745        14,703
       Series 2003-O Class 2A1
          4.64%, 01/25/34                                   29,711        29,524


28 See financial notes.

SCHWAB YIELDPLUS FUND

       SECURITY
       SERIES                                          FACE AMOUNT      VALUE
          RATE, MATURITY DATE                          ($ x 1,000)   ($ x 1,000)
       WELLS FARGO MORTGAGE BACKED SECURITIES TRUST
       Series 2004-T Class A1
          3.46%, 09/25/34                                   25,000        24,998
                                                                     -----------
                                                                         261,348
       U.S. GOVERNMENT AGENCY MORTGAGES 4.0%
       -------------------------------------------------------------------------

       FANNIE MAE
       Pool# 401049
          7.00%, 08/01/07                                       33            33
       Pool# 50659
          7.00%, 11/01/07                                      772           806
       Pool# 723717
          7.00%, 12/01/07                                    3,773         3,938
       Pool# 50682
          7.00%, 01/01/08                                    1,000         1,044
       Pool# 0704218
          7.00%, 07/01/08                                      967         1,027
       Pool# 0190186
          7.00%, 11/01/08                                    1,921         2,005
       Pool# 0190524
          7.00%, 01/01/09                                      965         1,008
       Pool# 0190669
          7.00%, 03/01/09                                      970         1,031
       Pool# 500521
          7.00%, 06/01/09                                      214           228
       Pool# 0303403
          7.00%, 07/01/10                                      972         1,033
       Pool# 250499
          7.00%, 03/01/11                                      168           178
       Pool #744150
          7.00%, 08/01/11                                      965         1,025
       Pool# 0323453
          7.00%, 11/01/13                                      976         1,036
       Pool# 0665760
          7.00%, 08/01/14                                      924           982
       Pool# 0787776
          7.00%, 08/01/14                                      821           872
       Pool# 0774156
          7.00%, 10/01/14                                    6,642         7,053
       Pool# 323970
          7.00%, 10/01/14                                      268           285
       Pool# 536005
          7.00%, 12/01/14                                      802           852
       Pool# 252977
          7.00%, 01/01/15                                       94           100
       Pool# 526933
          7.00%, 01/01/15                                      117           124
       Pool# 0535200
          7.00%, 03/01/15                                      968         1,028
       Pool# 0535213
          7.00%, 03/01/15                                    1,940         2,061
       Pool# 529057
          7.00%, 03/01/15                                       76            81
       Pool# 536367
          7.00%, 05/01/15                                       35            37
       Pool# 541800
          7.00%, 06/01/15                                      126           134
       Pool# 535461
          7.00%, 07/01/15                                      482           512
       Pool# 542497
          7.00%, 07/01/15                                       32            34
       Pool# 253541
          7.00%, 12/01/15                                       39            42
       Pool# 535631
          7.00%, 12/01/15                                    3,437         3,650
       Pool# 535740
          7.00%, 12/01/15                                      574           609
       Pool# 545034
          7.00%, 12/01/15                                      239           253
       Pool# 535662
          7.00%, 01/01/16                                      410           436
       Pool# 535675
          7.00%, 01/01/16                                      447           474
       Pool# 548205
          7.00%, 01/01/16                                      171           181
       Pool# 567601
          7.00%, 02/01/16                                      115           122
       Pool# 535801
          7.00%, 03/01/16                                      128           136
       Pool# 535952
          7.00%, 04/01/16                                    1,964         2,085
       Pool# 0545087
          7.00%, 07/01/16                                      970         1,030
       Pool# 545202
          7.00%, 07/01/16                                      189           200
       Pool# 660726
          7.00%, 08/01/16                                      107           114
       Pool# 606440
          6.50%, 09/01/16                                      126           134
       Pool# 545369
          7.00%, 09/01/16                                      565           600
       Pool# 769012
          7.00%, 09/01/16                                    2,223         2,361
       Pool# 0628452
          7.00%, 02/01/17                                      995         1,057


                                                         See financial notes. 29

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

       SECURITY
       SERIES                                          FACE AMOUNT      VALUE
          RATE, MATURITY DATE                          ($ x 1,000)   ($ x 1,000)
       Pool# 254272
          7.00%, 03/01/17                                      707           751
       Pool# 254291
          7.00%, 04/01/17                                    2,254         2,394
       Pool# 0545707
          7.00%, 06/01/17                                    1,892         2,009
     = Pool# 15461
          7.00%, 09/01/17                                   20,000        21,237
       Pool# 0555299
          7.00%, 11/01/17                                    1,925         2,044
       Pool# 555532
          7.00%, 12/01/17                                    4,081         4,334
       Pool# 725337
          7.00%, 01/01/19                                   16,358        17,378
       Pool# 544849
          3.86%, 05/01/19                                    6,570         6,706
       Pool #725718
          7.00%, 07/01/19                                    1,934         2,050
       Pool# 0725746
          7.00%, 07/01/19                                   10,654        11,296
     = Pool# 15461
          7.00%, 07/01/19                                    1,002         1,063
       Pool# 621636
          5.15%, 01/31/31                                    2,432         2,489
       Pool# 586276
          5.80%, 06/01/31                                      471           484
       Pool# 563434
          6.05%, 07/01/31                                      750           775
       Pool# 598596
          6.10%, 07/01/31                                      765           793
       Pool# 607308
          6.05%, 08/01/31                                    1,880         1,948
       Pool# 606857
          5.53%, 10/01/31                                    3,134         3,233
       Pool# 613101
          5.56%, 11/01/31                                    1,285         1,321
       Pool# 610546
          5.80%, 11/01/31                                    1,077         1,111
       Pool# 544869
          4.08%, 08/01/35                                   10,669        10,949
       Pool# 535314
          6.24%, 08/01/39                                    1,710         1,780

       FREDDIE MAC
       Pool# M80685
          6.00%, 05/01/08                                      351           361
       Pool# G11226
          5.50%, 08/01/11                                    1,168         1,218
       Pool# 786823
          6.10%, 07/01/29                                    2,845         2,965
       Pool# 846902
          6.53%, 04/01/31                                    1,413         1,451
       Pool# 788677
          5.45%, 10/01/31                                    1,620         1,671
                                                                     -----------
                                                                         145,842

       U.S. GOVERNMENT SECURITIES 0.1% of net assets

       TREASURY BILLS 0.1%
       -------------------------------------------------------------------------
       U.S. TREASURY BILLS
     @    1.08%, 09/09/04                                    2,000         1,999
     @    1.42%, 10/28/04                                    1,000           998
     @    1.45%, 11/18/04                                    1,000           997
                                                                     -----------
                                                                           3,994

       COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
       2.4% of net assets

       ATLANTIS TWO FUNDING CORP., SECTION 4(2)
          1.70%, 09/01/04                                   23,700        23,700
          1.70%, 09/09/04                                   11,000        10,996

       COUNTRYWIDE HOME LOAN
          1.60%, 09/02/04                                   19,000        18,999

       GENWORTH FINANCIAL CORP., SECTION 4(2)
          1.49%, 09/02/04                                    7,300         7,300

       TIME WARNER CABLE, INC., SECTION 4(2)
          1.64%, 09/20/04                                   21,192        21,173

       UBS FINANCIAL SERVICES, INC.
          1.51%, 09/03/04                                    6,000         5,999
                                                                     -----------
                                                                          88,167


30  See financial notes.

SCHWAB YIELDPLUS FUND

                                                                        VALUE
       SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
       PREFERRED STOCK 4.4% of net assets

     / ABN AMRO NORTH AMERICA CAPITAL
       FUNDING, 144A
       70,000                                                              6,958

     / ABN AMRO XIX CUSTODIAL RECEIPTS,
       SERIES MM19
       130,000                                                            13,399

       CENDANT CORP.
       69,500                                                              7,100

     / FANNIE MAE, SERIES J
       375,000                                                            18,707

     / FANNIE MAE, SERIES K
       341,300                                                            17,180

     / GRAND METRO DELAWARE, L.P., SERIES A
       896,000                                                            22,707

       RC TRUST I
       240,000                                                            12,714

     / SHELL FRONTIER OIL & GAS, SERIES A
       120,000                                                            12,000

     / SHELL FRONTIER OIL & GAS, SERIES B
       120,000                                                            12,000

     / SHELL FRONTIER OIL & GAS, SERIES C
       120,000                                                            12,000

     / SHELL FRONTIER OIL & GAS, SERIES D
       58,000                                                              5,800

     / ZURICH REGCAPS FUNDING TRUST III, 144A
       215,000                                                            20,973
                                                                     -----------
                                                                         161,538

       OTHER INVESTMENT COMPANIES 0.0% of net assets

       PROVIDENT INSTITUTIONAL FUNDS --
       FED FUNDS PORTFOLIO  837,810                                          838

END OF INVESTMENTS.

In addition to the above, the fund held the following at 8/31/04. All numbers are x 1,000 except number of futures contracts.

FUTURES CONTRACTS

                                Number of           Contract          Unrealized
                                Contracts            Value              Losses
5 Year, Short
U.S. Treasury Note,
expires 12/20/04                  800                88,538               (562)


                                                         See financial notes. 31

SCHWAB YIELDPLUS FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2004. All numbers are x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                $3,682,687 a
Receivables:
   Fund shares sold                                                      18,318
   Interest                                                              19,818
   Dividends                                                              1,068
   Investments matured                                                      266
Prepaid expenses                                                  +         279
                                                                  --------------
TOTAL ASSETS                                                          3,722,436

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                   4,464
   Dividends to shareholders                                              1,681
   Due to brokers for futures                                               263
   Investments bought                                                    47,358
   Investment adviser and administrator fees                                 65
   Transfer agent and shareholder service fees                               27
Accrued expenses                                                  +         321
                                                                  --------------
TOTAL LIABILITIES                                                        54,179

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                          3,722,436
TOTAL LIABILITIES                                                 -      54,179
                                                                  --------------
NET ASSETS                                                           $3,668,257

NET ASSETS BY SOURCE
Capital received from investors                                       3,718,839
Net investment income not yet distributed                                   160
Net realized capital losses                                             (62,495) b
Net unrealized capital gains                                             11,753 b

NET ASSET VALUE (NAV) BY SHARE CLASS

                                                       SHARES
SHARE CLASS            NET ASSETS        /        OUTSTANDING       =        NAV

Investor Shares          $638,617                      65,797              $9.71
Select Shares          $3,029,640                     312,200              $9.70

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $3,670,372.

  Includes certain restricted but deemed liquid 144A and Section 4(2) securities worth $498,745, or 13.6% of the fund's total net assets.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

      Purchases               $1,314,835
      Sales/maturities          $883,039

  The fund's long-term government security transactions were:

      Purchases                 $219,655
      Sales/maturities           $77,884

  The fund's total security transactions with other SchwabFunds during the period were $13,255.

b These derive from investments, futures and short sales.

FEDERAL TAX DATA
-----------------------------------------------------

PORTFOLIO COST                            $3,670,374

NET UNREALIZED GAINS AND LOSSES:
Gains                                        $21,328
Losses                                 +      (9,015)
                                       --------------
                                             $12,313

AS OF AUGUST 31, 2004:

UNDISTRIBUTED EARNINGS:
Ordinary income                               $1,842
Long-term capital gains                          $--

UNUSED CAPITAL LOSSES:
Expires 08/31 of:
   2009                                       $1,318
   2010                                        2,061
   2011                                       47,204
   2012                                +       7,223
                                       --------------
                                             $57,806

DEFERRED CAPITAL LOSSES                       $5,250

RECLASSIFICATIONS:
Net realized capital gains                   ($2,653)
Reclassified as:
   Net investment income
   not yet distributed                        $2,653


32 See financial notes.

SCHWAB YIELDPLUS FUND

Statement of
OPERATIONS
For September 1, 2003 through August 31, 2004. All numbers are x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                $69,657
Dividends                                                                 4,156
                                                                     -----------
TOTAL INVESTMENT INCOME                                                  73,813

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                    8,223
Net realized losses on futures contracts                                (14,984)
Net realized gains on short sales                                    +       73
                                                                     -----------
NET REALIZED LOSSES                                                      (6,688)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                       6,772
Net unrealized losses on futures contracts                           +     (154)
                                                                     -----------
NET UNREALIZED GAINS                                                      6,618

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                 7,584 a
Transfer agent and shareholder service fees:
   Investor Shares                                                        1,200 b
   Select Shares                                                          1,965 b
Trustees' fees                                                               20 c
Custodian and portfolio accounting fees                                     249
Professional fees                                                            50
Registration fees                                                           370
Shareholder reports                                                         140
Other expenses                                                       +       32
                                                                     -----------
TOTAL EXPENSES                                                           11,610

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  73,813
TOTAL EXPENSES                                                       -   11,610
                                                                     -----------
NET INVESTMENT INCOME                                                    62,203
NET REALIZED LOSSES                                                      (6,688) d
NET UNREALIZED GAINS                                                 +    6,618 d
                                                                     -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $62,133

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.35% of the first
  $500 million and 0.30% of assets beyond that. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d These add up to a net loss on investments of $70.


                                                         See financial notes. 33

SCHWAB YIELDPLUS FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000.

OPERATIONS
---------------------------------------------------------------------------------
                                             9/1/03-8/31/04      9/1/02-8/31/03
Net investment income                               $62,203              $57,763
Net realized losses                                  (6,688)              (9,559)
Net unrealized gains                         +        6,618                7,361
                                             ------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS               62,133               55,565

DISTRIBUTIONS PAID
---------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Investor Shares                                      11,983               13,311
Select Shares                                +       52,025               50,614
                                             ------------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME          $64,008              $63,925 a

TRANSACTIONS IN FUND SHARES
---------------------------------------------------------------------------------
                                 9/1/03-8/31/04              9/1/02-8/31/03
                              SHARES         VALUE        SHARES           VALUE
SHARES SOLD
Investor Shares               55,532      $539,356        23,619        $229,942
Select Shares            +   301,776     2,930,949        81,350         791,784
                         --------------------------------------------------------
TOTAL SHARES SOLD            357,308    $3,470,305       104,969      $1,021,726

SHARES REINVESTED
Investor Shares                1,086       $10,543         1,195         $11,632
Select Shares            +     4,472        43,409         4,298          41,834
                         --------------------------------------------------------
TOTAL SHARES REINVESTED        5,558       $53,952         5,493         $53,466

SHARES REDEEMED
Investor Shares              (33,055)    ($321,044)      (22,812)      ($221,943)
Select Shares            +  (146,165)   (1,419,256)      (81,619)       (794,027)
                         --------------------------------------------------------
TOTAL SHARES REDEEMED       (179,220)  ($1,740,300)     (104,431)    ($1,015,970) b

NET TRANSACTIONS IN FUND
SHARES                       183,646    $1,783,957         6,031         $59,222

SHARES OUTSTANDING AND NET ASSETS
---------------------------------------------------------------------------------
                                 9/1/03-8/31/04              9/1/02-8/31/03
                              SHARES    NET ASSETS        SHARES      NET ASSETS
Beginning of period          194,351    $1,886,175       188,320      $1,835,313
Total increase           +   183,646     1,782,082         6,031          50,862 c
                         --------------------------------------------------------
END OF PERIOD                377,997    $3,668,257       194,351      $1,886,175 d

  Unless stated, all numbers are x 1,000.

a The tax-basis components of distributions are:

  CURRENT YEAR
  Ordinary income                $64,008
  Long-term capital gains            $--

  PRIOR YEAR
  Ordinary income                $63,925
  Long-term capital gains            $--

b Dollar amounts for the period ended 08/31/03 are net of proceeds received from the 0.25% early withdrawal fee the fund charges on shares sold 90 days or less after buying them:

  Investor Shares                     $6
  Select Shares                  +    10
                                 -------
  TOTAL                              $16

  Effective November 16, 2002, the early withdrawal fee was eliminated. Therefore, there are no current period amounts.

c Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes net investment income not yet distributed in the amount of $160 for the current period and distributions in excess of net investment income in the amount of $688 for the prior period.


34 See financial notes.

SCHWAB SHORT-TERM BOND MARKET FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                  9/1/03-     9/1/02-     9/1/01-     9/1/00-     9/1/99-
                                                  8/31/04     8/31/03     8/31/02     8/31/01     8/31/00
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period             10.14       10.07       10.08        9.65        9.66
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                            0.28        0.34        0.50        0.59        0.57
   Net realized and unrealized gains or losses      0.07        0.07       (0.02)       0.43       (0.01)
                                                  ----------------------------------------------------------------------------------
   Total income from investment operations          0.35        0.41        0.48        1.02        0.56
Less distributions:
   Dividends from net investment income            (0.28)      (0.34)      (0.49)      (0.59)      (0.57)
                                                  ----------------------------------------------------------------------------------
Net asset value at end of period                   10.21       10.14       10.07       10.08        9.65
                                                  ----------------------------------------------------------------------------------
Total return (%)                                    3.46        4.16        4.88       10.84        5.97

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                           0.53        0.43        0.35        0.35        0.36 1
   Gross operating expenses                         0.57        0.58        0.63        0.66        0.68
   Net investment income                            2.69        3.34        4.95        5.90        5.91
Portfolio turnover rate                              114         124         150         248         129
Net assets, end of period ($ x 1,000,000)            728         648         493         369         219

1 The ratio of net operating expenses would have been 0.35% if certain non-routine expenses (proxy fees) had not been included.


                                                         See financial notes. 35

SCHWAB SHORT-TERM BOND MARKET FUND

PORTFOLIO HOLDINGS as of August 31, 2004.

This section shows all the securities in the fund's portfolio and their value, as of the report date.

Beginning with the fiscal quarter ended November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q will be available on the SEC's website at http:/www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund's most recent Form N-Q will be available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbol below to designate the top ten holdings; the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 ~  Variable-rate security

 /  Callable security

 @  Collateral for future contract

 *  All or portion of the security is on loan

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                         COST            VALUE
HOLDINGS BY CATEGORY                                   ($x1,000)       ($x1,000)
--------------------------------------------------------------------------------
  53.7% U.S. GOVERNMENT
        SECURITIES                                       389,420        391,352

  28.0% CORPORATE BONDS                                  201,339        203,855

   9.2% ASSET-BACKED
        OBLIGATIONS                                       66,484         66,685

   5.8% MORTGAGE-BACKED
        SECURITIES                                        42,803         42,470

   1.1% COMMERCIAL PAPER
        & OTHER CORPORATE
        OBLIGATIONS                                        8,000          8,000

   1.0% PREFERRED STOCK                                    7,337          7,377

   0.1% OTHER INVESTMENT
        COMPANIES                                            857            857
--------------------------------------------------------------------------------
  98.9% TOTAL INVESTMENTS                                716,240        720,596

  29.7% COLLATERAL INVESTED
        FOR SECURITIES ON
        LOAN                                             216,163        216,163

(28.6)% OTHER ASSETS AND
        LIABILITIES                                                    (208,404)
--------------------------------------------------------------------------------
 100.0% NET ASSETS                                                      728,355

      SECURITY
      SERIES                                         FACE AMOUNT        VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)

      U.S. GOVERNMENT SECURITIES 53.7% of net assets

      U.S. GOVERNMENT AGENCY SECURITIES 19.1%
      --------------------------------------------------------------------------

      FANNIE MAE
  (9)    1.88%, 12/15/04                                  13,000          13,004
         3.88%, 03/15/05                                  10,000          10,109
         2.88%, 10/15/05                                  10,000          10,089
         4.38%, 10/15/06                                   5,000           5,176
         2.63%, 11/15/06                                  12,000          11,982
         5.00%, 01/15/07                                   5,000           5,256
    *    4.25%, 07/15/07                                   5,000           5,178
@*(3)    3.25%, 11/15/07                                  25,000          25,130
   @*    2.50%, 06/15/08                                   5,000           4,858

  (5) FEDERAL HOME LOAN BANK
         5.13%, 03/06/06                                  20,000          20,829

      FREDDIE MAC
         1.88%, 01/15/05                                  10,000          10,004
         5.25%, 01/15/06                                   3,000           3,120
         2.75%, 08/15/06                                   4,000           4,016
    *    3.50%, 09/15/07                                  10,000          10,135
                                                                     -----------
                                                                         138,886

      U.S. TREASURY OBLIGATIONS 34.6%
      --------------------------------------------------------------------------

    @ U.S. TREASURY BILLS
         1.08%, 09/09/04                                   1,000           1,000

      U.S. TREASURY NOTES
 *(6)    1.63%, 02/28/06                                  17,500          17,365


36 See financial notes.

SCHWAB SHORT-TERM BOND MARKET FUND

      SECURITY
      SERIES                                         FACE AMOUNT        VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
         6.88%, 05/15/06                                   3,500           3,770
         2.50%, 05/31/06                                  10,450          10,489
         7.00%, 07/15/06                                  10,000          10,850
    *    2.75%, 07/31/06                                   2,000           2,015
 *(1)    2.38%, 08/15/06                                  32,800          32,810
    *    6.50%, 10/15/06                                   9,000           9,750
    *    2.63%, 11/15/06                                   8,800           8,830
 *(4)    2.25%, 02/15/07                                  25,000          24,826
         6.25%, 02/15/07                                   5,000           5,439
 *(7)    3.13%, 05/15/07                                  15,000          15,186
         4.38%, 05/15/07                                   5,500           5,747
    *    3.25%, 08/15/07                                  11,000          11,165
    *    3.00%, 11/15/07                                   5,000           5,031
 *(2)    2.63%, 05/15/08                                  27,000          26,680
         5.63%, 05/15/08                                   1,000           1,093
    *    3.25%, 08/15/08                                  11,000          11,083
    *    3.13%, 09/15/08                                   3,000           3,006
    *    3.38%, 11/15/08                                   3,000           3,031
    *    3.38%, 12/15/08                                   5,000           5,047
    *    3.25%, 01/15/09                                   2,500           2,508
    *    3.00%, 02/15/09                                   2,900           2,877
 *(10)   3.88%, 05/15/09                                  11,930          12,251
    *    4.00%, 06/15/09                                   8,500           8,770
    *    3.63%, 07/15/09                                   7,700           7,812
    *    3.50%, 08/15/09                                   4,000           4,035
                                                                     -----------
                                                                         252,466

      CORPORATE BONDS 28.0% of net assets

      FINANCE 10.1%
      --------------------------------------------------------------------------
      BANKING 5.0%

    ~ CITIGROUP
         1.48%, 09/09/04                                  10,000          10,020

   ~/ DEUTSCHE BANK CAPITAL TRUST, 144A
      Class B
         2.91%, 09/30/04                                   8,000           8,446

    ~ DORAL FINANCIAL CORP.
         2.45%, 10/20/04                                   2,000           2,006

    / INDUSTRIAL BANK OF KOREA, 144A
         4.00%, 05/19/14                                     500             491

    @ POPULAR NORTH AMERICA, INC.
         3.88%, 10/01/08                                   4,000           4,008

   ~/ RBS CAPITAL TRUST IV
         2.44%, 9/30/04                                    2,000           2,026

   ~/ SOVEREIGN BANK
         4.38%, 02/01/05                                   3,800           3,826

   /@ SVENSKA HANDELSBANKEN, 144A
         7.13%, 03/07/49                                   5,000           5,432
                                                                     -----------
                                                                          36,255

      BROKERAGE 1.8%

    ~ CREDIT SUISSE FINANCIAL PRODUCTS
         1.87%, 09/07/04                                   3,000           3,011

    ~ GOLDMAN SACHS GROUP, INC.
         1.96%, 10/23/04                                   5,000           5,014

      MORGAN STANLEY
         3.88%, 01/15/09                                   5,000           5,011
                                                                     -----------
                                                                          13,036

      FINANCE COMPANIES 2.5%

    @ CAPITAL ONE FINANCIAL
         7.13%, 08/01/08                                   4,470           4,926

    ~ GENERAL ELECTRIC CAPITAL CORP.
         1.33%, 11/02/04                                   5,000           5,015

      HOUSEHOLD FINANCE CORP.
         4.75%, 05/15/09                                   3,000           3,105

      INTERNATIONAL LEASE FINANCE CORP.
         4.75%, 07/01/09                                   5,000           5,141
                                                                     -----------
                                                                          18,187

      INSURANCE 0.3%

    / NATIONWIDE CSN TRUST, 144A
         9.88%, 02/15/25                                   2,000           2,148

      REAL ESTATE INVESTMENT TRUST 0.5%

    ~ ISTAR FINANCIAL, INC.
      Series B
         2.36%, 09/13/04                                   3,700           3,746

      INDUSTRIAL 14.1%
      --------------------------------------------------------------------------
      CAPITAL GOODS 1.5%

      BAE ASSET SYSTEMS 2001 ASSET TRUST, 144A
      Series 2001 Class G
         6.66%, 09/15/13                                   7,548           8,413

    * TYCO INTERNATIONAL GROUP, SA
         6.13%, 01/15/09                                   2,000           2,176
                                                                     -----------
                                                                          10,589

      COMMUNICATIONS 4.0%

    ~ AMERICA MOVIL SA DE CV, 144A
         1.80%, 10/27/04                                   3,000           2,978

    / DIRECTV HOLDINGS/FINANCE
         8.38%, 03/15/13                                   3,000           3,427


                                                         See financial notes. 37

SCHWAB SHORT-TERM BOND MARKET FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                         FACE AMOUNT        VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
    @ GTE CALIFORNIA, INC.
      Series G
         5.50%, 01/15/09                                   5,415           5,732

    / NEXTEL COMMUNICATION, INC.
         9.38%, 11/15/09                                   1,000           1,065

    @ ROGERS CABLE SYSTEMS, LTD.
      Series B
         10.00%, 03/15/05                                  2,500           2,599

      SPRINT CAPITAL CORP.
         4.78%, 08/17/06                                   2,000           2,066
         6.38%, 05/01/09                                   2,000           2,186

    / TCI COMMUNICATIONS FINANCING III
         9.65%, 03/31/27                                   2,000           2,369

      TELEFONOS DE MEXICO SA
         8.25%, 01/26/06                                   2,000           2,145

    @ TELEFONOS DE MEXICO SA, 144A
         4.50%, 11/19/08                                   2,000           2,017

   /@ TRITEL PCS, INC.
         10.38%, 01/15/11                                  2,000           2,300
                                                                     -----------
                                                                          28,884

      CONSUMER CYCLICAL 5.5%

    @ AUTONATION, INC.
         9.00%, 08/01/08                                   2,000           2,295

      D.R. HORTON, INC.
         7.50%, 12/01/07                                   1,000           1,105

    / DANA CORP.
         10.13%, 03/15/10                                  2,000           2,300

    @ FORD MOTOR CREDIT CO.
         5.80%, 01/12/09                                   5,000           5,169

      GENERAL MOTORS ACCEPTANCE CORP.
         5.63%, 05/15/09                                   3,000           3,053
    ~    2.58%, 11/22/04                                   5,000           4,996

      INTERNATIONAL SPEEDWAY CORP., 144A
         4.20%, 05/15/09                                   3,000           3,017

    ~ LIBERTY MEDIA CORP.
         3.02%, 09/15/04                                   5,000           5,061

      MANDALAY RESORT GROUP
         6.45%, 02/01/06                                     541             563

      MGM MIRAGE, INC.
    @    7.25%, 10/15/06                                   1,000           1,067
    @    6.75%, 08/01/07                                   2,000           2,110
    @    6.75%, 02/01/08                                     300             314

      ROYAL CARIBBEAN CRUISES
         6.75%, 03/15/08                                   2,000           2,120

   /@ RYLAND GROUP, INC.
         9.13%, 06/15/11                                   2,000           2,250

   /@ SCHULER HOMES
         9.38%, 07/15/09                                   1,972           2,189

    / STANDARD PACIFIC CORP.
         9.50%, 09/15/10                                   1,000           1,111

    / TOLL CORP.
         8.00%, 05/01/09                                   2,000           2,095
                                                                     -----------
                                                                          40,815

      CONSUMER NON-CYCLICAL 1.3%

    / ANHEUSER BUSCH COS, INC.
         5.75%, 01/15/11                                   1,500           1,554

      FRESENIUS MEDICAL CAPITAL TRUST II
         7.88%, 02/01/08                                   2,000           2,140

      MANOR CARE, INC.
         8.00%, 03/01/08                                   2,483           2,831

    @ MILLER BREWING CO., 144A
         4.25%, 08/15/08                                   2,000           2,036

   ~/ STATER BROTHERS HOLDINGS, 144A
         4.93%, 09/15/04                                   1,000           1,025
                                                                     -----------
                                                                           9,586

      ENERGY 1.3%

   /@ HUSKY OIL LTD.
         8.90%, 08/15/28                                   4,009           4,684

    @ PIONEER NATURAL RESOURCE
         6.50%, 01/15/08                                   4,244           4,622
                                                                     -----------
                                                                           9,306

      TECHNOLOGY 0.1%

   ~/ FREESCALE SEMICONDUCTOR, 144A
         4.38%, 10/15/04                                     500             511

      TRANSPORTATION 0.4%

    ~ HERTZ CORP.
         2.89%, 11/05/04                                   2,000           2,012

   /@ UNION PACIFIC CORP.
         8.35%, 05/01/25                                   1,000           1,080
                                                                     -----------
                                                                           3,092

      SOVEREIGN 0.7%
      --------------------------------------------------------------------------

    @ REPUBLIC OF SOUTH AFRICA
         9.13%, 05/19/09                                   4,000           4,755


38   See financial notes.

SCHWAB SHORT-TERM BOND MARKET FUND

      SECURITY
      SERIES                                         FACE AMOUNT        VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
      UTILITIES 3.1%
      --------------------------------------------------------------------------
      ELECTRIC 3.1%

    @ APPALACHIAN POWER CO.
         3.60%, 05/15/08                                   4,000           3,981

    @ CENTERPOINT ENERGY RESOURCES, INC.
         6.50%, 02/01/08                                   5,000           5,409

    / COLUMBIA GAS SYSTEMS INC.
         7.32%, 11/28/10                                   3,131           3,291

      OHIO EDISON CO.
         4.00%, 05/01/08                                   2,000           2,007

      PACIFIC GAS AND ELECTRIC CO.
         3.60%, 03/01/09                                   3,000           2,970

    / PG&E CORP.
         6.88%, 07/15/08                                   2,200           2,398

    / PG&E CORP., 144A
         6.88%, 07/15/08                                     800             872

    @ PUBLIC SERVICES ELECTRIC & GAS
      Series C
         4.00%, 11/01/08                                   2,000           2,017
                                                                     -----------
                                                                          22,945

      ASSET-BACKED OBLIGATIONS 9.2% of net assets

      ALTER MONETA RECEIVABLES, L.L.C.
      Series 2003-1
         2.56%, 03/15/11                                   1,602           1,592

      AMERIQUEST FINANCE NIM TRUST
      Series 2001-RN4 Class A
         4.60%, 07/25/34                                   1,395           1,392

      AMERIQUEST MORTGAGE SECURITIES, INC.
    ~ Series 2004-R8 Class M7
         3.36%, 09/27/04                                   1,000           1,000
    ~ Series 2004-R8 Class M9
         6.58%, 09/27/04                                   1,200           1,083

    ~ ARIA CDO I (JERSEY) LTD.
      Series IA-3 Class B1U5
         2.97%, 04/07/05                                   2,000           2,002

    ~ CAPITAL ONE MASTER TRUST
      Series 2001-2 Class C
         2.70%, 09/15/04                                   5,000           5,027

    ~ CHASE CREDIT CARD MASTER TRUST
      Series 2002-4 Class C
         2.44%, 09/15/04                                   6,000           6,027

    ~ FREMONT HOME LOAN TRUST
      Series 2003-B Class M2
         3.24%, 09/27/04                                   5,000           5,094

    ~ HOUSEHOLD MORTGAGE LOAN TRUST
         Series 2003-HC2 Class M
         2.20%, 09/20/04                                   2,154           2,158

    ~ LONG BEACH MORTGAGE LOAN TRUST
      Series 2003-4 Class M3
         3.77%, 09/27/04                                   4,200           4,341

    ~ MAIN STREET WAREHOUSE FUNDING TRUST
      Series 2004-MSD Class Note
         3.92%, 09/27/04                                   5,425           5,435

    ~ MBNA CREDIT CARD MASTER NOTE TRUST
      Series 2003-B3 Class B3
         1.98%, 09/15/04                                   5,000           5,017

      MORGAN STANLEY ABS CAPITAL I
      Series 2003-NC8N
         7.60%, 09/25/33                                     781             785
      Series 2004-NC3N Class Note
         6.00%, 03/25/34                                   1,396           1,396

      NOVASTAR HOME EQUITY LOAN
    ~ Series 2004-2 Class M4
         2.82%, 09/27/04                                   3,000           3,005
    ~ Series 2004-2 Class B1
         3.57%, 09/27/04                                   2,000           2,007

      NOVASTAR NIM TRUST
      Series 2004-N1
         4.46%, 02/25/34                                   1,735           1,736
      Series 2004-N2
         4.46%, 07/25/34                                   1,592           1,592

    ~ OPTION ONE MORTGAGE LOAN TRUST
      Series 2003-3 Class N
         1.93%, 09/27/04                                   1,026           1,027

      RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
      Series 2003-RZ3 Class A3
         2.14%, 02/25/30                                  10,000           9,951

    ~ TERRAPIN FUNDING, L.L.C.
      Series 2003-1A Class B1
         2.86%, 09/08/04                                   5,000           5,018
                                                                     -----------
                                                                          66,685


                                                         See financial notes. 39

SCHWAB SHORT-TERM BOND MARKET FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                         FACE AMOUNT        VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
      MORTGAGE-BACKED SECURITIES 5.8% of net assets

      COLLATERIZED MORTGAGE OBLIGATIONS 4.4%
      --------------------------------------------------------------------------

      FREDDIE MAC
      Series 2574 Class JM
         5.00%, 03/31/33                                   6,349           6,474
      Series H006 Class A2
      Structured Pass Through
      Securities
         2.84%, 02/15/10                                  11,337          11,244
  (8) Series H010 Class A3
      Structured Pass Through
      Securities
         2.72%, 04/15/10                                  15,000          14,642
                                                                     -----------
                                                                          32,360

      U.S. GOVERNMENT AGENCY MORTGAGES 1.4%
      --------------------------------------------------------------------------

      FANNIE MAE
      Pool #777934
         7.00%, 10/01/08                                   1,897           2,015
      Pool #723718
         7.00%, 03/01/09                                   1,838           1,953
      Pool #785082
         7.00%, 06/01/09                                     949           1,008
      Pool #744150
         7.00%, 08/01/11                                     965           1,025
      Pool #788295
         7.00%, 03/01/13                                     974           1,034
      Pool #725718
         7.00%, 07/01/19                                   2,901           3,075
                                                                     -----------
                                                                          10,110

      COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
      1.1% of net assets

      COX COMMUNICATIONS, INC., SECTION 4(2)
         1.65%, 09/01/04                                   8,000           8,000

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      PREFERRED STOCK 1.0% of net assets

    / SHELL FRONTIER OIL & GAS, SERIES D
      25,000                                                               2,500
    / ZURICH REGCAPS FUNDING TRUST III, 144A
      50,000                                                               4,877
                                                                     -----------
                                                                           7,377

      OTHER INVESTMENT COMPANIES 0.1% of net assets

      PROVIDENT INSTITUTIONAL FUNDS --
      FED FUNDS PORTFOLIO 856,670                                            857

END OF INVESTMENTS.

      SECURITY
      SERIES                                         FACE AMOUNT        VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
      COLLATERAL INVESTED FOR SECURITIES ON LOAN
      29.7% of net assets

      SHORT-TERM INVESTMENTS 1.4%
      --------------------------------------------------------------------------

      SOUTHTRUST BANK TIME DEPOSIT
         1.53%, 09/01/04                                   9,834           9,834

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OTHER INVESTMENT COMPANIES 28.3%
      --------------------------------------------------------------------------

      INSTITUTIONAL MONEY MARKET
      TRUST 206,328,839                                                  206,329

END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.


40   See financial notes.

SCHWAB SHORT-TERM BOND MARKET FUND

In addition to the above, the fund held the following at 8/31/04. All numbers are x 1,000 except number of futures contracts.

FUTURES CONTRACTS

                                         Number of      Contract      Unrealized
                                         Contracts        Value         Gains
2 Year, Long
U.S. Treasury Note,
expires 12/30/04                               305        64,560             139

5 Year, Long
U.S. Treasury Note,
expires 12/20/04                               260        28,775             126
                                                                      ----------
                                                                             265


                                                         See financial notes. 41

SCHWAB SHORT-TERM BOND MARKET FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2004. All numbers are x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value (including $211,362 of
   securities on loan)                                                 $720,596 a
Collateral invested for securities on loan                              216,163
Receivables:
   Fund shares sold                                                         696
   Interest                                                               5,645
   Dividends                                                                 29
   Due from brokers for futures                                             162
   Investments sold                                                       2,021
Prepaid expenses                                                    +        33
                                                                    ------------
TOTAL ASSETS                                                            945,345

LIABILITIES
--------------------------------------------------------------------------------
Collateral held for securities on loan                                  216,163
Payables:
   Fund shares redeemed                                                     364
   Dividends to shareholders                                                377
   Investment adviser and administrator fees                                 10
   Transfer agent and shareholder service fees                               10
Accrued expenses                                                    +        66
                                                                    ------------
TOTAL LIABILITIES                                                       216,990

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            945,345
TOTAL LIABILITIES                                                   -   216,990
                                                                    ------------
NET ASSETS                                                             $728,355

NET ASSETS BY SOURCE
Capital received from investors                                         723,938
Net investment income not yet distributed                                     6
Net realized capital losses                                                (210) b
Net unrealized capital gains                                              4,621 b

NET ASSET VALUE (NAV)
                   SHARES
NET ASSETS    /    OUTSTANDING    =    NAV
$728,355           71,349              $10.21

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $716,240.

  Includes certain restricted but deemed liquid 144A and Section 4(2) securities worth $50,263, or 6.9% of the fund's total net assets.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

     Purchases          $263,572
     Sales/maturities   $306,539

  The fund's long-term government security transactions were:

     Purchases          $465,586
     Sales/maturities   $406,024

  The fund's total security transactions with other SchwabFunds during the period were $12,294.

b These derive from investments, futures and short sales.

FEDERAL TAX DATA
---------------------------------------------------

PORTFOLIO COST                            $716,514

NET UNREALIZED GAINS AND LOSSES:
Gains                                       $5,690
Losses                                 +    (1,608)
                                       ------------
                                            $4,082

AS OF AUGUST 31, 2004:

UNDISTRIBUTED EARNINGS:
Ordinary income                               $382
Long-term capital gains                       $329

CAPITAL LOSSES UTILIZED                     $3,151

RECLASSIFICATIONS:
Net realized capital gains                   ($135)
Reclassified as:
  Net investment income
  not yet distributed                         $135


42 See financial notes.

SCHWAB SHORT-TERM BOND MARKET FUND

Statement of
OPERATIONS
For September 1, 2003 through August 31, 2004. All numbers are x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                $22,157
Securities on loan                                                          412
Dividends                                                             +     269
                                                                      ----------
TOTAL INVESTMENT INCOME                                                  22,838

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                    3,849
Net realized losses on futures contracts                                   (259)
Net realized losses on short sales                                    +     (82)
                                                                      ----------
NET REALIZED GAINS                                                        3,508

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                          17
Net unrealized gains on futures contracts                                   210
Net unrealized gains on short sales                                   +      19
                                                                      ----------
NET UNREALIZED GAINS                                                        246

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                 1,960 a
Transfer agent and shareholder service fees                               1,773 b
Trustees' fees                                                               11 c
Custodian and portfolio accounting fees                                      67
Professional fees                                                            33
Registration fees                                                            58
Shareholder reports                                                          85
Other expenses                                                        +      18
                                                                      ----------
Total expenses                                                            4,005
Expense reduction                                                     -     242 d
                                                                      ----------
NET EXPENSES                                                              3,763

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  22,838
NET EXPENSES                                                          -   3,763
                                                                      ----------
NET INVESTMENT INCOME                                                    19,075
NET REALIZED GAINS                                                        3,508 e
NET UNREALIZED GAINS                                                  +     246 e
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $22,829

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and Schwab to limit the annual operating expenses of this fund through at least November 15, 2004, to 0.55% of average daily net assets. Prior to November 16, 2003, this limit was 0.45%. This limit excludes interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $3,754.


                                                         See financial notes. 43

SCHWAB SHORT-TERM BOND MARKET FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                              9/1/03-8/31/04     9/1/02-8/31/03
Net investment income                                $19,075            $19,584
Net realized gains                                     3,508             12,104
Net unrealized gains or losses                +          246             (9,681)
                                              ----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                22,829             22,007

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                 $19,204            $19,817 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                    9/1/03-8/31/04            9/1/02-8/31/03
                                 SHARES         VALUE      SHARES         VALUE
Shares sold                      39,870      $406,912      45,091      $459,837
Shares reinvested                 1,507        15,354       1,451        14,788
Shares redeemed              +  (33,889)     (345,056)    (31,673)     (322,739)
NET TRANSACTIONS IN FUND     ---------------------------------------------------
SHARES                            7,488       $77,210      14,869      $151,886

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                   9/1/03-8/31/04            9/1/02-8/31/03
                                 SHARES    NET ASSETS      SHARES    NET ASSETS
Beginning of period              63,861      $647,520      48,992      $493,444
Total increase               +    7,488        80,835      14,869       154,076 b
                             ---------------------------------------------------
END OF PERIOD                    71,349      $728,355      63,861      $647,520 c

  Unless stated, all numbers are x 1,000.

a The tax-basis components of distributions are:

  CURRENT YEAR
  Ordinary income           $19,204
  Long-term capital gains       $--

  PRIOR YEAR
  Ordinary income           $19,817
  Long-term capital gains       $--

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $6 at the end of the current period.


44   See financial notes.

SCHWAB TOTAL BOND MARKET FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                               9/1/03-       9/1/02-       9/1/01-     9/1/00-      9/1/99-
                                                               8/31/04       8/31/03       8/31/02     8/31/01      8/31/00
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                          10.20         10.22         10.24        9.65         9.58
                                                               ---------------------------------------------------------------------
Income from investment operations:
   Net investment income                                         0.31          0.34          0.47        0.60         0.61
   Net realized and unrealized gains                             0.32          0.10          0.13        0.59         0.07
                                                               ---------------------------------------------------------------------
   Total income from investment operations                       0.63          0.44          0.60        1.19         0.68
Less distributions:
   Dividends from net investment income                         (0.33)        (0.37)        (0.46)      (0.60)       (0.61)
   Distributions from net realized gains                        (0.35)        (0.09)        (0.16)         --           --
                                                               ---------------------------------------------------------------------
   Total distributions                                          (0.68)        (0.46)        (0.62)      (0.60)       (0.61)
                                                               ---------------------------------------------------------------------
Net asset value at end of period                                10.15         10.20         10.22       10.24         9.65
                                                               ---------------------------------------------------------------------
Total return (%)                                                 6.37          4.37          6.18       12.68         7.36

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                        0.52          0.43          0.35        0.35         0.36 1
   Gross operating expenses                                      0.54          0.54          0.57        0.58         0.63
   Net investment income                                         3.08          3.36          4.66        6.00         6.42
Portfolio turnover rate                                           223           121            74         153          135
Net assets, end of period ($ x 1,000,000)                       1,042         1,025         1,053         926          647

1 The ratio of net operating expenses would have been 0.35% if certain non-routine expenses (proxy fees) had not been included.


                                                         See financial notes. 45

SCHWAB TOTAL BOND MARKET FUND

PORTFOLIO HOLDINGS as of August 31, 2004.

This section shows all the securities in the fund's portfolio and their value, as of the report date.

Beginning with the fiscal quarter ended November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q will be available on the SEC's website at http:/www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund's most recent Form N-Q will be available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 =  Delayed-delivery security

 ~  Variable-rate security

 /  Callable security

 @  Collateral for future contract and delayed-delivery security

 *  All or portion of the security is on loan

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                      COST               VALUE
HOLDINGS BY CATEGORY                                ($x1,000)          ($x1,000)
--------------------------------------------------------------------------------
  37.8%  MORTGAGE-BACKED
         SECURITIES                                   387,705           393,681

  30.7%  U.S. GOVERNMENT
         SECURITIES                                   314,041           320,311

  24.4%  CORPORATE BONDS                              249,085           253,836

  19.9%  ASSET-BACKED
         OBLIGATIONS                                  206,584           207,362

   6.8%  COMMERCIAL PAPER &
         OTHER CORPORATE
         OBLIGATIONS                                   70,497            70,497

   1.7%  PREFERRED STOCK                               17,211            17,789

   0.1%  OTHER INVESTMENT
         COMPANIES                                      1,160             1,160
--------------------------------------------------------------------------------
 121.4%  TOTAL INVESTMENTS                          1,246,283         1,264,636

  13.5%  COLLATERAL INVESTED
         FOR SECURITIES ON
         LOAN                                         140,799           140,799

(34.9)%  OTHER ASSETS AND
         LIABILITIES                                                   (363,643)
--------------------------------------------------------------------------------
 100.0%  NET ASSETS                                                   1,041,792

       SECURITY
       SERIES                                          FACE AMOUNT      VALUE
          RATE, MATURITY DATE                          ($ x 1,000)   ($ x 1,000)
       MORTGAGE-BACKED SECURITIES 37.8% of net assets

       COLLATERALIZED MORTGAGE OBLIGATIONS 3.8%
       -------------------------------------------------------------------------

     @ FREDDIE MAC
       Series 2574 Class JM
          5.00%, 03/31/33                                    6,349         6,474

   (7) FREDDIE MAC STRUCTURED PASS THROUGH SECURITIES
       Series H010 Class A3
          2.72%, 04/15/10                                   25,000        24,403

       SEQUOIA MORTGAGE TRUST
     ~ Series 2004-4 Class-B1
          2.10%, 09/20/04                                    5,000         4,930
     ~ Series 2004-4 Class B2
          2.50%, 09/20/04                                    4,000         3,924
                                                                     -----------
                                                                          39,731
       U.S. GOVERNMENT AGENCY MORTGAGES 34.0%
       -------------------------------------------------------------------------

       FANNIE MAE
       Pool# 313346
         7.00%, 04/16/06                                       245           251
       Pool# 177450
         7.00%, 06/21/07                                        13            13
       Pool# 187589
         7.00%, 07/21/07                                        24            25
       Pool# 199468
         7.00%, 08/26/07                                       156           162


46 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

       SECURITY
       SERIES                                          FACE AMOUNT      VALUE
          RATE, MATURITY DATE                          ($ x 1,000)   ($ x 1,000)
       Pool# 234418
          7.00%, 05/30/08                                      167           177
       Pool# 243050
          7.00%, 06/21/08                                      165           175
       Pool# 535662
          7.00%, 09/24/08                                    3,009         3,195
       Pool# 536805
          7.00%, 11/14/08                                        4             4
       Pool# 622533
          7.00%, 06/21/09                                      204           216
       Pool# 322816
          7.00%, 09/09/09                                       31            33
       Pool# 327130
          7.00%, 10/30/09                                       80            85
       Pool# 344397
          7.00%, 06/28/10                                       18            19
       Pool# 404280
          7.00%, 10/09/10                                       49            52
       Pool# 417450
          7.00%, 07/06/11                                       34            36
       Pool# 392512
          7.00%, 09/24/11                                        8             9
       Pool# 390378
          7.00%, 10/02/11                                       17            18
       Pool# 550860
          7.00%, 12/06/11                                       29            30
       Pool# 323437
          5.50%, 05/08/12                                      374           390
       Pool# 613008
          7.00%, 05/08/12                                      443           471
       Pool# 482675
          5.50%, 07/27/12                                      128           133
       Pool# 488587
          5.50%, 08/11/12                                       86            89
       Pool# 535633
          5.50%, 08/11/12                                        6             6
       Pool# 440789
          5.50%, 09/02/12                                        8             8
       Pool# 491110
          5.50%, 09/02/12                                      154           161
       Pool# 496816
          5.50%, 10/15/12                                       42            44
       Pool# 482550
          5.50%, 11/21/12                                       32            34
       Pool# 492793
          5.50%, 11/28/12                                       40            41
       Pool# 527268
          7.00%, 01/11/13                                        8             9
       Pool# 537374
          7.00%, 01/18/13                                        5             6
       Pool# 498293
          7.00%, 05/30/13                                       12            12
       Pool# 539782
          7.00%, 07/13/13                                       16            17
       Pool# 556587
          7.00%, 11/14/13                                       60            64
       Pool# 253430
          7.00%, 01/04/14                                      170           181
       Pool# 574866
          5.50%, 03/04/14                                       26            28
       Pool# 550568
          7.00%, 03/11/14                                      234           248
       Pool# 550415
          7.00%, 03/25/14                                       41            43
       Pool# 572123
          5.50%, 04/09/14                                       32            33
       Pool# 572726
          7.00%, 04/09/14                                       55            58
       Pool# 570681
          5.50%, 05/30/14                                        4             4
       Pool# 253666
          7.00%, 06/14/14                                      203           215
       Pool# 253797
          5.50%, 06/21/14                                      984         1,022
       Pool# 572133
          7.00%, 06/28/14                                       29            31
       Pool# 572794
          7.00%, 07/13/14                                       23            25
       Pool# 535944
          7.00%, 08/04/14                                      358           381
       Pool# 580055
          5.50%, 09/09/14                                       31            32
       Pool# 505038
          5.50%, 10/01/14                                        8             8
       Pool# 569314
          5.50%, 10/16/14                                       30            32
       Pool# 604966
          5.50%, 01/19/15                                       18            19
       Pool# 587851
          5.50%, 01/26/15                                       37            39
       Pool# 545400
          5.50%, 02/03/15                                      416           432
       Pool# 545411
          5.50%, 02/03/15                                      495           513
       Pool# 609703
          5.50%, 02/17/15                                      396           411


                                                         See financial notes. 47

SCHWAB TOTAL BOND MARKET FUND

PORTFOLIO HOLDINGS continued

       SECURITY
       SERIES                                          FACE AMOUNT      VALUE
          RATE, MATURITY DATE                          ($ x 1,000)   ($ x 1,000)
       Pool# 622466
          5.50%, 02/24/15                                       20            21
       Pool# 711583
          5.50%, 03/26/15                                       19            20
       Pool# 638392
          5.50%, 04/24/15                                      787           816
       Pool# 608827
          7.00%, 04/24/15                                       13            13
       Pool# 625942
          5.50%, 05/30/15                                       30            32
       Pool# 555291
          5.50%, 06/29/15                                      933           968
       Pool# 623761
          7.00%, 07/13/15                                       60            64
       Pool# 555352
          5.50%, 09/02/15                                      422           438
       Pool# 644496
          5.50%, 09/10/15                                      546           566
       Pool# 663217
          5.50%, 09/24/15                                       43            45
       Pool# 650126
          7.00%, 09/24/15                                       82            87
       Pool# 681185
          5.50%, 11/07/15                                       38            40
       Pool# 647546
          5.50%, 11/22/15                                       26            27
       Pool# 254607
          7.00%, 11/22/15                                      406           431
       Pool# 545967
          5.50%, 11/29/15                                       44            46
       Pool# 555456
          5.50%, 11/29/15                                      598           621
       Pool# 545034
          7.00%, 12/01/15                                      126           134
       Pool# 643839
          7.00%, 12/06/15                                       74            78
       Pool# 651274
          7.00%, 12/06/15                                      590           627
       Pool# 680035
          5.50%, 12/14/15                                       70            72
       Pool# 626827
          5.50%, 01/05/16                                       50            51
       Pool# 664109
          5.50%, 01/27/16                                       42            44
       Pool# 678973
          5.50%, 01/27/16                                       36            37
       Pool# 674151
          5.50%, 02/10/16                                       45            47
       Pool# 639919
          5.50%, 02/25/16                                      417           432
       Pool# 671599
          5.50%, 03/25/16                                       51            53
       Pool# 673022
          5.50%, 03/25/16                                      525           545
       Pool# 687154
          5.50%, 04/01/16                                       34            35
       Pool# 679284
          7.00%, 04/09/16                                       36            39
       Pool# 681386
          5.50%, 05/15/16                                       45            46
       Pool# 357350
          5.50%, 05/22/16                                      146           152
       Pool# 674742
          5.50%, 05/22/16                                      527           547
       Pool# 677469
          5.50%, 05/22/16                                    1,360         1,411
       Pool# 677606
          5.50%, 05/22/16                                       36            37
       Pool# 682986
          5.50%, 06/28/16                                       25            26
       Pool# 699526
          5.50%, 11/06/16                                       31            32
       Pool# 731473
          5.50%, 08/01/17                                    1,104         1,146
       Pool# 734622
          5.00%, 07/01/19                                      996         1,017
       Pool# 734623
          5.00%, 07/01/19                                      996         1,017
       Pool# 12217
  =(3)    6.00%, 09/01/19                                   28,000        29,409
       Pool# 254472
     @    6.50%, 09/01/22                                    5,167         5,464
       Pool# 628209
          6.50%, 09/09/24                                    1,013         1,067
       Pool# 635861
          6.50%, 09/09/24                                    4,594         4,842
       Pool# 545762
          6.50%, 10/23/24                                    1,320         1,391
       Pool# 644590
          6.50%, 10/23/24                                    2,671         2,808
       Pool# 670402
          6.50%, 12/13/24                                      290           305
       Pool# 555708
          7.50%, 12/28/24                                    6,111         6,564


48 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

       SECURITY
       SERIES                                          FACE AMOUNT      VALUE
          RATE, MATURITY DATE                          ($ x 1,000)   ($ x 1,000)
       Pool# 656434
          6.50%, 02/17/25                                      883           928
       Pool# 680982
          6.00%, 09/02/25                                    9,630         9,991
       Pool# 646817
          6.00%, 04/01/33                                    5,851         6,072
       Pool# 720769
          6.00%, 08/01/33                                    5,217         5,413
       Pool# 727107
          6.00%, 08/01/33                                    2,246         2,330
       Pool# 740241
          6.50%, 09/01/33                                    5,592         5,878
       Pool# 783691
          4.50%, 06/01/34                                   15,952        15,391
       Pool# 46798
     =    6.50%, 09/01/34                                   14,000        14,700
       TBA
     =    5.00%, 09/01/19                                   15,000        15,281
  =(2)    5.00%, 09/01/34                                   40,000        39,688
  =(6)    5.50%, 09/01/34                                   25,000        25,391
     =    6.00%, 09/01/34                                    6,000         6,216

       FREDDIE MAC
       Pool# C65062
          6.50%, 08/25/24                                    7,297         7,699
       Pool# G01477
          6.00%, 10/23/24                                    7,032         7,285
       Pool# 4986
     =    5.00%, 09/01/34                                   15,000        14,878

       GINNIE MAE
       Pool# 781478
          7.50%, 03/15/32                                    2,679         2,890
       Pool# 614544
          6.00%, 06/15/33                                    4,520         4,701
     =    8.00%, 09/01/33                                   10,000        10,909
       Pool# 616134
          6.00%, 12/15/33                                    5,042         5,244
       TBA
  =(1)    6.00%, 09/01/34                                   47,000        48,777
     =    6.50%, 09/01/34                                   10,000        10,544
     =    7.00%, 09/01/34                                   19,000        20,294
                                                                     -----------
                                                                         353,950
       U.S. GOVERNMENT SECURITIES 30.7% of net assets

       U.S. GOVERNMENT AGENCY SECURITIES 4.9%
       -------------------------------------------------------------------------

       FANNIE MAE
     @    6.00%, 05/15/08                                    5,000         5,472
     @    2.50%, 06/15/08                                    8,000         7,772
     @    6.63%, 09/15/09                                    2,500         2,829
    @*    4.63%, 10/15/13                                    8,000         8,068
     @    7.25%, 05/15/30                                    2,500         3,128

       FREDDIE MAC
     @    7.00%, 03/15/10                                    5,000         5,779
    @*    5.75%, 01/15/12                                    5,000         5,472
    @*    5.13%, 07/15/12                                    5,000         5,264
    @*    4.50%, 01/15/13                                    5,000         5,033
     @    6.25%, 07/15/32                                    2,500         2,795
                                                                     -----------
                                                                          51,612
       U.S. TREASURY OBLIGATIONS 25.8%
       -------------------------------------------------------------------------

       TREASURY INFLATION PROTECTION SECURITY
          1.88%, 07/15/13                                   18,500        19,391
          2.00%, 07/15/14                                   10,000        10,273

       U.S. TREASURY BILLS
     @    1.08%, 09/09/04                                    1,000         1,000
     @    1.29%, 11/04/04                                      115           115

       U.S. TREASURY BONDS
    @*    9.88%, 11/15/15                                    3,000         4,477
     @    7.25%, 05/15/16                                    2,500         3,145
     @    9.00%, 11/15/18                                    7,000        10,178
     @    8.00%, 11/15/21                                    7,000         9,587
     @    7.25%, 08/15/22                                    6,500         8,336
  @(4)    6.25%, 08/15/23                                   23,700        27,537
     @    6.13%, 11/15/27                                    7,500         8,650
     @    5.25%, 02/15/29                                    5,000         5,169
     @    6.13%, 08/15/29                                    1,000         1,158
    @*    6.25%, 05/15/30                                    5,000         5,897
    @*    5.38%, 02/15/31                                   15,700        16,721

       U.S. TREASURY NOTES
     *    1.63%, 02/28/06                                    7,000         6,946
     *    2.00%, 05/15/06                                    3,000         2,988
          2.50%, 05/31/06                                    7,000         7,026
     *    2.75%, 07/31/06                                    3,000         3,022
          2.38%, 08/15/06                                    2,500         2,501
     *    6.50%, 10/15/06                                   12,900        13,975
     *    2.63%, 11/15/06                                    6,000         6,020
     *    6.63%, 05/15/07                                    2,000         2,207


                                                         See financial notes. 49

SCHWAB TOTAL BOND MARKET FUND

PORTFOLIO HOLDINGS continued

       SECURITY
       SERIES                                          FACE AMOUNT      VALUE
          RATE, MATURITY DATE                          ($ x 1,000)   ($ x 1,000)
          3.25%, 08/15/07                                    1,500         1,522
          6.13%, 08/15/07                                    2,000         2,191
     *    3.00%, 02/15/08                                   20,175        20,254
     *    3.13%, 09/15/08                                    6,750         6,764
          3.13%, 10/15/08                                    2,000         2,002
     *    3.38%, 12/15/08                                    1,000         1,009
     *    3.25%, 01/15/09                                    8,000         8,027
     *    3.00%, 02/15/09                                    3,600         3,572
     *    4.00%, 06/15/09                                    2,000         2,064
     *    3.50%, 08/15/09                                    3,000         3,026
          6.50%, 02/15/10                                      600           691
          5.75%, 08/15/10                                    5,000         5,586
     *    5.00%, 02/15/11                                    3,100         3,337
     *    4.25%, 11/15/13                                    2,100         2,127
 *(10)    4.75%, 05/15/14                                   21,750        22,833
     *    4.25%, 08/15/14                                    7,300         7,375
                                                                     -----------
                                                                         268,699
       CORPORATE BONDS 24.4% of net assets

       FINANCE 5.3%
       -------------------------------------------------------------------------
       BANKING 2.6%

   ~/@ CULLEN/FROST CAPITAL TRUST II
          2.68%, 09/01/04                                    4,000         4,038

   ~/@ DEUTSCHE BANK CAPITAL TRUST, 144A
        Class B
          3.39%, 09/30/04                                   10,000        10,558

    ~@ DORAL FINANCIAL CORP.
          2.46%, 10/20/04                                    3,000         3,009

    /@ EMIGRANT BANCORP., 144A
          6.25%, 06/15/14                                    2,000         2,051

   ~/@ RBS CAPITAL TRUST IV
          2.44%, 09/30/04                                    3,000         3,040

       STANDARD CHARTERED PLC
    ~@ Series 1
          1.50%, 12/04/04                                    3,000         2,367
    ~@ Series 3
          1.40%, 01/18/05                                    2,000         1,585
                                                                     -----------
                                                                          26,648
       BROKERAGE 1.1%

   ~/@ CREDIT SUISSE FINANCIAL PRODUCTS
          1.87%, 09/07/04                                    4,000         4,014

     @ GOLDMAN SACHS CAPITAL I
          6.35%, 02/15/34                                    5,000         5,020

     @ MORGAN STANLEY
          4.75%, 04/01/14                                    3,000         2,907
                                                                     -----------
                                                                          11,941
       FINANCE COMPANIES 0.6%

   ~/@ CAPITAL ONE CAPITAL I, 144A
          2.73%, 11/01/04                                    4,000         3,949

     @ INTERNATIONAL LEASE FINANCE CORP.
          5.88%, 05/01/13                                    2,000         2,126
                                                                     -----------
                                                                           6,075
       INSURANCE 0.5%

   ~/@ MANGROVE BAY PASSTHRU TRUST, 144A
          6.10%, 01/15/05                                    5,000         5,103

       REAL ESTATE INVESTMENT TRUST 0.5%

    ~@ ISTAR FINANCIAL, INC., 144A
          2.72%, 09/13/04                                    5,000         5,062

       INDUSTRIAL 16.1%
       -------------------------------------------------------------------------
       CAPITAL GOODS 1.6%

       BAE ASSET SYSTEMS 2001 ASSET TRUST, 144A
       Series 2001 Class G
          6.66%, 09/15/13                                   11,861        13,220

     @ TYCO INTERNATIONAL GROUP, SA
          6.13%, 01/15/09                                    3,000         3,265
                                                                     -----------
                                                                          16,485
       COMMUNICATIONS 3.8%

    ~@ AMERICA MOVIL SA DE CV, 144A
          2.29%, 10/27/04                                    4,000         3,970

    /@ DIRECTV HOLDINGS/FINANCE
          8.38%, 03/15/13                                    5,000         5,712

    /@ ECHOSTAR DBS CORP.
          10.38%, 10/01/07                                   3,220         3,413

     ~ FRANCE TELECOM
          9.50%, 09/01/04                                    2,000         2,640

     @ ROGERS CABLE SYSTEMS, LTD.
       Series B
          10.00%, 03/15/05                                   3,500         3,639

       SPRINT CAPITAL CORP.
          4.78%, 08/17/06                                    3,000         3,099
     @    7.63%, 01/30/11                                    2,000         2,303

     / TCI COMMUNICATIONS FINANCING III
          9.65%, 03/31/27                                    3,000         3,554


50 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

       SECURITY
       SERIES                                          FACE AMOUNT      VALUE
          RATE, MATURITY DATE                          ($ x 1,000)   ($ x 1,000)
     @ TELEFONOS DE MEXICO SA, 144A
          4.50%, 11/19/08                                    3,000         3,025

     @ VERIZON NEW ENGLAND, INC.
          6.50%, 09/15/11                                    7,000         7,703
                                                                     -----------
                                                                          39,058
       CONSUMER CYCLICAL 6.4%

     @ AMERICAN AXLE & MANUFACTURING, INC. 144A
          5.25%, 02/11/14                                    2,000         1,987

     @ AUTONATION, INC.
          9.00%, 08/01/08                                    3,000         3,442

       CVS CORP., 144A
          6.12%, 01/10/13                                    6,585         7,073

     @ D.R. HORTON, INC.
          7.50%, 12/01/07                                    1,000         1,105

    /@ DANA CORP.
          10.13%, 03/15/10                                   2,500         2,875

     @ FORD MOTOR CREDIT CO.
          7.38%, 10/28/09                                    5,000         5,478

     @ GENERAL MOTORS
          8.38%, 07/15/33                                    1,000         1,066

    ~@ GENERAL MOTORS ACCEPTANCE CORP.
          2.51%, 10/16/04                                    5,000         5,009

       INTERNATIONAL SPEEDWAY CORP., 144A
     @    4.20%, 05/15/09                                    3,000         3,017
     @    5.40%, 04/15/14                                    2,000         2,046

    ~@ LIBERTY MEDIA CORP.
          2.64%, 09/17/04                                    7,500         7,592

     @ MANDALAY RESORT GROUP
          6.45%, 02/01/06                                    2,000         2,080

     @ MANDALAY RESORT GROUP, 144A
          6.50%, 07/31/09                                    2,500         2,600

     @ MGM MIRAGE, INC.
          7.25%, 10/15/06                                    4,000         4,270

       ROYAL CARIBBEAN CRUISES
          6.88%, 12/01/13                                    2,000         2,085

    /@ RYLAND GROUP, INC.
          9.13%, 06/15/11                                    2,500         2,813

    /@ SCHULER HOMES
          9.38%, 07/15/09                                    2,000         2,220

    /@ STANDARD PACIFIC CORP.
          9.50%, 09/15/10                                    2,000         2,223

     @ TIME WARNER ENTERTAINMENT CO.
          8.38%, 07/15/33                                    2,000         2,440

       TOLL CORP.
    /@    8.00%, 05/01/09                                    1,000         1,048
    /@    8.25%, 02/01/11                                    2,000         2,190
    /@    8.25%, 12/01/11                                    2,000         2,210
                                                                     -----------
                                                                          66,869
       CONSUMER NON-CYCLICAL 1.5%

    /@ ANHEUSER BUSCH COS, INC.
          5.75%, 01/15/11                                    3,500         3,626

     @ FRESENIUS MEDICAL CAPITAL TRUST II
          7.88%, 02/01/08                                    3,000         3,210

     @ MANOR CARE, INC.
          8.00%, 03/01/08                                    1,333         1,520

     @ MILLER BREWING CO., 144A
          4.25%, 08/15/08                                    5,000         5,091

   ~/@ STATER BROTHERS HOLDINGS, 144A
          4.93%, 09/15/04                                    2,000         2,050
                                                                     -----------
                                                                          15,497
       ENERGY 2.0%

    /@ HUSKY OIL LTD.
          8.90%, 08/15/28                                    6,000         7,010

     @ MAGELLAN MIDSTREAM PARTNERS
          6.45%, 06/01/14                                    5,000         5,262

     @ PHILLIPS PETROLEUM CO.
          9.38%, 02/15/11                                    5,000         6,381

     @ XTO ENERGY, INC.
          7.50%, 04/15/12                                    2,000         2,335
                                                                     -----------
                                                                          20,988
       TECHNOLOGY 0.1%

   ~/@ FREESCALE SEMICONDUCTOR, 144A
          4.38%, 10/15/04                                      950           971

       TRANSPORTATION 0.7%

    ~@ HERTZ CORP.
          2.89%, 11/05/04                                    3,000         3,018

    /@ UNION PACIFIC CORP.
          8.35%, 05/01/25                                    4,000         4,319
                                                                     -----------
                                                                           7,337


                                                         See financial notes. 51

SCHWAB TOTAL BOND MARKET FUND

PORTFOLIO HOLDINGS continued

       SECURITY
       SERIES                                          FACE AMOUNT      VALUE
          RATE, MATURITY DATE                          ($ x 1,000)   ($ x 1,000)
       SOVEREIGN 0.4%
       -------------------------------------------------------------------------
    /@ INDUSTRIAL BANK OF KOREA, 144A
          4.00%, 05/19/14                                    1,000           981

       REPUBLIC OF SOUTH AFRICA
     @    9.13%, 05/19/09                                    1,000         1,189
     @    6.50%, 06/02/14                                    2,000         2,115
                                                                     -----------
                                                                           3,304
       UTILITIES 2.6%
       -------------------------------------------------------------------------
       ELECTRIC 2.6%

     @ APPALACHIAN POWER CO.
       Series H
          5.95%, 05/15/33                                    3,000         2,936

       CENTERPOINT ENEREGY RESOURCES
       Series B
          7.88%, 04/01/13                                    5,000         5,908

    /@ COLUMBIA ENERGY GROUP
       Series F
          7.42%, 11/28/15                                    5,000         5,335

       OHIO EDISON CO.
          5.45%, 05/01/15                                    4,000         4,032

     @ PACIFIC GAS AND ELECTRIC CO.
          6.05%, 03/01/34                                    2,000         2,014

     / PG&E CORP.
          6.88%, 07/15/08                                    2,800         3,052

    /@ PG&E CORP., 144A
          6.88%, 07/15/08                                    1,115         1,215

     @ PUBLIC SERVICES ELECTRIC & GAS
        Series C
          4.00%, 11/01/08                                    3,000         3,025
                                                                     -----------
                                                                          27,517

       ASSET-BACKED OBLIGATIONS 19.9% of net assets

     ~ AEGIS ASSET BACKED SECURITIES TRUST
       Series 2003-1 Class A1
          2.02%, 09/27/04                                   10,008        10,043

       AMERIQUEST FINANCE NIM TRUST
       Series 2001-RN4 Class A
          4.60%, 07/25/34                                    2,046         2,041

     ~ ARIA CDO I (JERSEY) LTD.
       Series IA-3 Class B1U5
          2.97%, 04/07/05                                    2,750         2,753

    ~@ ASSET BACKED SECURITIES CORP. HOME EQUITY
       LOAN TRUST
       Series 2003-HE1 Class A2
          2.10%, 09/15/04                                    5,333         5,364

     ~ CAPITAL ONE MASTER TRUST
       Series 2001-2 Class C
          2.70%, 09/15/04                                    6,000         6,033

     ~ CAPITAL ONE MULTI-ASSET EXECUTION TRUST
       Series 2003-A1 Class A1
          1.99%, 09/15/04                                   10,000        10,057

    ~@ CDC MORTGAGE CAPITAL TRUST
       Series 2003-HE2 Class M2
          3.52%, 09/27/04                                    5,410         5,578

     ~ CENTEX HOME EQUITY LOAN TRUST
       Series 2003-B Class M1
          2.32%, 09/27/04                                   19,000        19,139

     ~ CHASE CREDIT CARD MASTER TRUST
       Series 2003-5 Class B
          1.93%, 09/15/04                                   17,000        17,065

       COUNTRYWIDE ASSET-BACKED CERTIFICATES
    ~@ Series 2001-3 Class M1
          2.12%, 09/27/04                                    3,000         3,008
    ~@ Series 2001-BC3 Class M1
          2.17%, 09/27/04                                    5,000         5,007
    ~@ Series 2002-3 Class M1
          2.37%, 09/27/04                                    4,000         4,027

    ~@ EMIGRANT CAPITAL TRUST I, 144A
          3.30%, 09/10/04                                    1,000         1,000

     ~ FIRST FRANKLIN MORTGAGE LOAN ASSET-BACKED
       CERTIFICATES
       Series 2002-FF3 Class A2
          2.08%, 09/27/04                                   10,830        10,876

    ~@ LONG BEACH MORTGAGE LOAN TRUST
       Series 2003-4 Class M3
          3.77%, 09/27/04                                    5,500         5,684

     ~ MAIN STREET WAREHOUSE FUNDING TRUST
       Series 2004-MSD Class Note
          3.92%, 09/27/04                                    8,000         8,015

    ~@ MASTER ASSET BACKED SECURITIES TRUST
       Series 2003-OPT1 Class A2
          2.04%, 09/27/04                                    9,168         9,200


52 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

       SECURITY
       SERIES                                          FACE AMOUNT      VALUE
          RATE, MATURITY DATE                          ($ x 1,000)   ($ x 1,000)
       MBNA CREDIT CARD MASTER NOTE TRUST
     ~ Series 2003-B3 Class B3
          1.74%, 09/15/04                                   10,000        10,035
     ~ Series 2003-C3 Class C3
          2.95%, 09/15/04                                    4,500         4,598

       MORGAN STANLEY ABS CAPITAL I
       Series 2003-NC8N
          7.60%, 09/25/33                                    1,227         1,234
       Series 2004-NC3N Class Note
          6.00%, 03/25/34                                    2,221         2,221

  ~(8) NEW CENTURY HOME EQUITY LOAN TRUST
        Series 2004-2 Class A3
          1.87%, 09/27/04                                   24,299        24,313

       NOVASTAR NIM TRUST
       Series 2004-N1
          4.46%, 02/25/34                                    2,670         2,671

     ~ OPTION ONE MORTGAGE LOAN TRUST
       Series 2003-6 Class A2
          1.95%, 09/27/04                                   15,631        15,659

    ~@ PROVIDENT BANK HOME EQUITY LOAN TRUST
       Series 1997-2 Class A5
          1.85%, 09/27/04                                    2,027         2,029

       RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
    ~@ Series 2003-RS1 Class AII
          2.01%, 09/27/04                                    7,914         7,937
       Series 2003-RZ4 Class A4
          4.04%, 12/25/30                                   11,700        11,775
                                                                     -----------
                                                                         207,362

       COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
       6.8% of net assets

       COUNTRYWIDE HOME LOAN
          1.60%, 09/03/04                                   21,500        21,498

   (5) COX COMMUNICATIONS, INC., SECTION 4(2)
          1.63%, 09/01/04                                   26,000        26,000

   (9) UBS FINANCIAL SERVICES, INC.
          1.51%, 09/02/04                                   23,000        22,999
                                                                     -----------
                                                                          70,497

                                                                        VALUE
       SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
       PREFERRED STOCK 1.7% of net assets

       COBANK, ACB, 144A
       115,000                                                             6,485

     / SHELL FRONTIER OIL & GAS, SERIES D
       35,000                                                              3,500

     / ZURICH REGCAPS FUNDING TRUST III, 144A
       80,000                                                              7,804
                                                                     -----------
                                                                          17,789

       OTHER INVESTMENT COMPANIES 0.1% of net assets

       PROVIDENT INSTITUTIONAL FUNDS --
       FED FUNDS PORTFOLIO    1,160,244                                    1,160

END OF INVESTMENTS.


       SECURITY
       SERIES                                          FACE AMOUNT      VALUE
          RATE, MATURITY DATE                          ($ x 1,000)   ($ x 1,000)
       COLLATERAL INVESTED FOR SECURITIES ON LOAN
       13.5% of net assets

       SHORT-TERM INVESTMENTS 0.6%
       -------------------------------------------------------------------------

       SOUTHTRUST BANK TIME DEPOSIT
          1.53%, 09/01/04                                   6,405          6,405

                                                                        VALUE
       SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
       OTHER INVESTMENT COMPANIES 12.9%
       -------------------------------------------------------------------------

       INSTITUTIONAL MONEY MARKET
       TRUST   134,393,765                                               134,394

END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.


                                                         See financial notes. 53

SCHWAB TOTAL BOND MARKET FUND

In addition to the above, the fund held the following at 8/31/04. All numbers are x 1,000 except number of futures contracts.

FUTURES CONTRACTS

                              Number of             Contract         Unrealized
                              Contracts              Value             Gains
2 Year, Long
U.S. Treasury Note,
expires 12/30/04                 280                 59,268                  111

5 Year, Long
U.S. Treasury Note,
expires 12/20/04                 170                 18,814                   82

10 Year, Long
U.S. Treasury Note,
expires 12/20/04                  75                  8,423                   80
                                                                     -----------
                                                                             273


54 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2004. All numbers are x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value (including $138,103 of
   securities on loan)                                                $1,264,636 a
Collateral invested for securities on loan                               140,799
Receivables:
   Fund shares sold                                                          305
   Investments sold                                                        3,032
   Due from brokers for futures                                              157
   Interest                                                                7,638
   Dividends                                                                 345
Prepaid expenses                                                   +          28
                                                                   -------------
TOTAL ASSETS                                                           1,416,940

LIABILITIES
--------------------------------------------------------------------------------
Collateral held for securities on loan                                   140,799
Payables:
   Fund shares redeemed                                                      308
   Dividends to shareholders                                                 210
   Investments bought                                                    233,722
   Investment adviser and administration fees                                 15
   Transfer agent and shareholder service fees                                14
Accrued expenses                                                   +          80
                                                                   -------------
TOTAL LIABILITIES                                                        375,148

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                           1,416,940
TOTAL LIABILITIES                                                  -     375,148
                                                                   -------------
NET ASSETS                                                            $1,041,792

NET ASSETS BY SOURCE
Capital received from investors                                        1,018,762
Net investment income not yet distributed                                      9
Net realized capital gains                                                 4,395 b
Net unrealized capital gains                                              18,626

NET ASSET VALUE (NAV)

                    SHARES
NET ASSETS    /     OUTSTANDING     =      NAV
$1,041,792          102,674                $10.15

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $1,246,283.

  Includes certain restricted but deemed liquid 144A and Section 4(2) securities worth $115,258, or 11.1% of the fund's total net assets.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

      Purchases               $429,647
      Sales/maturities        $517,424

  The fund's long-term government security transactions were:

      Purchases             $1,852,818
      Sales/maturities      $1,688,425

  The fund's total security transactions with other SchwabFunds during the period were $16,858

b These derive from investments, futures, swap agreements and short sales.

FEDERAL TAX DATA
-------------------------------------------------

PORTFOLIO COST                        $1,247,369

NET UNREALIZED GAINS AND LOSSES:
Gains                                    $19,681
Losses                             +      (2,414)
                                   --------------
                                         $17,267

AS OF AUGUST 31, 2004:

UNDISTRIBUTED EARNINGS:
Ordinary income                           $3,004
Long-term capital gains                   $2,969

RECLASSIFICATIONS:
Net realized capital gains               ($2,363)
Reclassified as:
  Net investment income
  not yet distributed                     $2,363


                                                         See financial notes. 55

SCHWAB TOTAL BOND MARKET FUND

Statement of
OPERATIONS
For September 1, 2003 through August 31, 2004. All numbers are x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                $36,645
Securities on loan                                                          289
Dividends                                                            +    1,043
                                                                     -----------
TOTAL INVESTMENT INCOME                                                  37,977

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                    9,648
Net realized gains on futures contracts                                   1,415
Net realized losses on short sales                                   +      (69)
                                                                     -----------
NET REALIZED GAINS                                                       10,994

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                      19,659
Net unrealized gains on futures                                      +      274
                                                                     -----------
NET UNREALIZED GAINS                                                     19,933

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                 2,709 a
Transfer agent and shareholder service fees                               2,624 b
Trustees' fees                                                               15 c
Custodian and portfolio accounting fees                                     123
Professional fees                                                            36
Registration fees                                                            57
Shareholder reports                                                          95
Other expenses                                                       +       29
                                                                     -----------
Total expenses                                                            5,688
Expense reduction                                                    -      202 d
                                                                     -----------
NET EXPENSES                                                              5,486

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  37,977
NET EXPENSES                                                         -    5,486
                                                                     -----------
NET INVESTMENT INCOME                                                    32,491
NET REALIZED GAINS                                                       10,994 e
NET UNREALIZED GAINS                                                 +   19,933 e
                                                                     -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $63,418

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fund's are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the annual operating expenses of this fund through at least November 15, 2004, to 0.55% of average daily net assets. Prior to November 16, 2003, this limit was 0.45%. This limit excludes interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $30,927.


56 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                               9/1/03-8/31/04    9/1/02-8/31/03
Net investment income                                 $32,491           $35,167
Net realized gains                                     10,994            43,377
Net unrealized gains or losses                 +       19,933           (33,179)
                                               ---------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                 63,418            45,365

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                   34,327            37,803
Distributions from net realized gains
   on investments                              +       35,223             9,120
                                               ---------------------------------
TOTAL DISTRIBUTIONS PAID                              $69,550           $46,923 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                    9/1/03-8/31/04           9/1/02-8/31/03
                                 SHARES         VALUE      SHARES         VALUE
Shares sold                      20,689      $209,609      34,089      $351,983
Shares reinvested                 6,912        69,703       4,171        43,002
Shares redeemed              +  (25,382)     (256,531)    (40,877)     (421,166)
                             ---------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                            2,219       $22,781      (2,617)     ($26,181)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                    9/1/03-8/31/04            9/1/02-8/31/03
                                 SHARES    NET ASSETS      SHARES    NET ASSETS
Beginning of period             100,455    $1,025,143     103,072    $1,052,882
Total increase or decrease   +    2,219        16,649      (2,617)      (27,739) b
                             ---------------------------------------------------
END OF PERIOD                   102,674    $1,041,792     100,455    $1,025,143 c

  Unless stated, all numbers are x 1,000.

a The tax-basis components of distributions are:

  CURRENT YEAR
  Ordinary income              $50,360
  Long-term capital gains      $19,190

  PRIOR YEAR
  Ordinary income              $43,912
  Long-term capital gains       $3,011

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $9 for the current period and distributions in excess in the amount of $518 for the prior period.

  Percent of fund shares owned by other SchwabFunds as of the end of the current period:

  SCHWAB MARKETTRACK PORTFOLIOS
  Growth Portfolio                   8.6%
  Balanced Portfolio                17.9%
  Conservative Portfolio            15.1%

  SCHWAB ANNUITY PORTFOLIOS
  Growth Portfolio II                0.4%


                                                         See financial notes. 57

SCHWAB GNMA FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                          9/1/03-    3/3/03 1-
INVESTOR SHARES                                           8/31/04    8/31/03
--------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------
Net asset value at beginning of period                       9.69      10.00
                                                          ----------------------------
Income from investment operations:
   Net investment income                                     0.16       0.06
   Net realized and unrealized gains or losses               0.26      (0.17)
                                                          ----------------------------
   Total income or loss from investment operations           0.42      (0.11)
Less distributions:
   Dividends from net investment income                     (0.33)     (0.20)
                                                          ----------------------------
Net asset value at end of period                             9.78       9.69
                                                          ----------------------------
Total return (%)                                             4.39      (1.11) 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                    0.51         --
   Gross operating expenses                                  1.11       0.99 3
   Net investment income                                     1.89       1.37 3
Portfolio turnover rate                                       199        105 2
Net assets, end of period ($ x 1,000,000)                      18         21

1 Commencement of operations.

2 Not annualized.

3 Annualized.


58  See financial notes.

SCHWAB GNMA FUND

                                                          9/1/03-    3/3/03 1-
SELECT SHARES                                             8/31/04    8/31/03
--------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------
Net asset value at beginning of period                       9.69      10.00
                                                          ----------------------------
Income from investment operations:
   Net investment income                                     0.17       0.06
   Net realized and unrealized gains or losses               0.26      (0.17)
                                                          ----------------------------
   Total income or loss from investment operations           0.43      (0.11)
Less distributions:
   Dividends from net investment income                     (0.34)     (0.20)
                                                          ----------------------------
Net asset value at end of period                             9.78       9.69
                                                          ----------------------------
Total return (%)                                             4.53      (1.11) 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                    0.37         --
   Gross operating expenses                                  0.96       0.83 3
   Net investment income                                     2.03       1.37 3
Portfolio turnover rate                                       199        105 2
Net assets, end of period ($ x 1,000,000)                      19         28

1 Commencement of operations.

2 Not annualized.

3 Annualized.


                                                         See financial notes. 59

SCHWAB GNMA FUND

PORTFOLIO HOLDINGS as of August 31, 2004.

This section shows all the securities in the fund's portfolio and their value, as of the report date.

Beginning with the fiscal quarter ended November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q will be available on the SEC's website at http:/www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund's most recent Form N-Q will be available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 =  Delayed-delivery security

 ~  Variable-rate security

 @  Collateral for future contract and delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                          COST          VALUE
HOLDINGS BY CATEGORY                                   ($x1,000)      ($x1,000)
--------------------------------------------------------------------------------
 97.7%  MORTGAGE-BACKED
        SECURITIES                                        35,073         35,650

  3.3%  ASSET-BACKED
        OBLIGATIONS                                        1,202          1,203

  2.7%  U.S. GOVERNMENT
        SECURITIES                                           996          1,000

  0.3%  OTHER INVESTMENT
        COMPANIES                                            106            106
--------------------------------------------------------------------------------
104.0%  TOTAL INVESTMENTS                                 37,377         37,959

 (4.0)% OTHER ASSETS AND
        LIABILITIES                                                      (1,452)
--------------------------------------------------------------------------------
100.0%  NET ASSETS                                                       36,507

      SECURITY
      SERIES                                         FACE AMOUNT        VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
      MORTGAGE-BACKED SECURITIES 97.7% of net assets

      U.S. GOVERNMENT AGENCY MORTGAGES 97.7%
      --------------------------------------------------------------------------

      FANNIE MAE
      Pool# 628210
         6.50%, 03/01/32                                   1,087           1,145

      GINNIE MAE
      Pool# 6368
         8.00%, 06/15/05                                      14              14
      Pool# 6371
         8.00%, 08/15/05                                       1               1
      Pool# 6524
         8.00%, 08/15/05                                      10              10
      Pool# 6797
         8.00%, 08/15/05                                      19              19
      Pool# 7378
         8.00%, 09/15/05                                      28              28
      Pool# 10840
         8.00%, 06/15/06                                      11              11
      Pool# 11366
         8.00%, 08/15/06                                      28              29
      Pool# 12016
         8.00%, 09/15/06                                      12              12
      Pool# 13919
         8.00%, 12/15/06                                      29              30
      Pool# 15531
         8.00%, 01/15/07                                      13              14
      Pool# 17250
         8.00%, 09/15/07                                       1               1
      Pool# 24200
         8.00%, 05/15/08                                      23              25
    @ Pool# 25484
         8.00%, 05/15/08                                      80              86
      Pool# 23178
         8.00%, 06/15/08                                      53              57
      Pool# 23912
         8.00%, 08/15/08                                      55              58
      Pool# 33545
         8.00%, 08/15/09                                      29              31
    @ Pool# 585163
         5.00%, 02/15/18                                   1,430           1,473
  (8) Pool# 604782
         5.50%, 11/15/18                                   1,501           1,568
    @ Pool# 358813
         7.50%, 07/15/23                                     414             449


60 See financial notes.

SCHWAB GNMA FUND

      SECURITY
      SERIES                                         FACE AMOUNT        VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
    @ Pool# 345964
         7.00%, 11/15/23                                     158             169
    @ Pool# 780168
         6.50%, 05/15/24                                      81              86
    @ Pool# 780560
         6.50%, 05/15/24                                     151             161
    @ Pool# 780034
         7.00%, 08/15/24                                     514             552
    @ Pool# 416898
         7.50%, 04/15/26                                     254             274
    @ Pool# 780421
         7.50%, 08/15/26                                     206             222
      Pool# 451364
         8.50%, 08/15/27                                      13              14
      Pool# 454376
         7.50%, 03/15/28                                      12              12
      Pool# 780770
         6.00%, 04/15/28                                     397             414
      Pool# 458886
         7.00%, 05/15/28                                     177             190
      Pool# 780794
         8.50%, 05/15/28                                      89              98
      Pool# 490807
         7.00%, 11/15/28                                     280             300
      Pool# 434648
         8.50%, 12/15/29                                       7               7
      Pool# 520466
         9.00%, 01/15/30                                      15              16
      Pool# 515763
         9.00%, 06/15/30                                      11              12
      Pool# 515799
         9.00%, 06/15/30                                       6               7
      Pool# 515814
         9.00%, 06/15/30                                      13              14
      Pool# 511872
         7.00%, 01/15/31                                     243             260
      Pool# 538229
         6.50%, 08/15/31                                     317             335
    @ Pool# 563325
         7.00%, 08/15/31                                     678             726
    @ Pool# 590373
         6.50%, 08/15/32                                     385             407
 @(4) Pool# 552763
         6.50%, 09/15/32                                   1,921           2,031
    @ Pool# 599752
         6.50%, 10/15/32                                   1,211           1,280
      Pool# 553056
         5.50%, 02/15/33                                   1,300           1,328
 @(2) Pool# 604141
         6.00%, 03/15/33                                   2,659           2,765
    @ Pool# 604338
         5.00%, 05/15/33                                   1,279           1,279
 (10) Pool# 613876
         5.50%, 08/15/33                                   1,462           1,493
    @ Pool# 622095
         5.00%, 09/15/33                                   1,193           1,193
  (6) Pool# 615538
         5.50%, 09/15/33                                   1,861           1,901
  (7) Pool# 616134
         6.00%, 12/15/33                                   1,652           1,718
  (3) Pool# 574759
         6.00%, 03/15/34                                   2,354           2,448
  (5) Pool# 605443
         5.00%, 06/15/34                                   1,998           1,994
  (1) Pool# 630171
         5.50%, 07/15/34                                   3,995           4,079
      Pool# 605633
         5.50%, 08/15/34                                   1,250           1,276
 =(9) Pool# 6955
         5.50%, 09/01/34                                   1,500           1,528
                                                                     -----------
                                                                          35,650

      ASSET-BACKED OBLIGATIONS 3.3% of net assets

      AMERIQUEST FINANCE NIM TRUST
      Series 2001-RN4 Class A
         4.60%, 07/25/34                                     186             186

    ~ COUNTRYWIDE ASSET-BACKED CERTIFICATES
      Series 2003-2 Class M2
         3.28%, 09/27/04                                     125             128

      MORGAN STANLEY ABS CAPITAL I
      Series 2004-NC1N Class Note
         7.00%, 12/25/33                                     143             143
      Series 2004-NC3N Class Note
         6.00%, 03/25/34                                     190             190

      NOVASTAR NIM TRUST
      Series 2004-N1
         4.46%, 02/25/34                                     400             401

    ~ OPTION ONE MORTGAGE LOAN TRUST
      Series 2003-3 Class M2
         3.22%, 09/27/04                                     100             102


                                                         See financial notes. 61

SCHWAB GNMA FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                         FACE AMOUNT        VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
      OPTION ONE MORTGAGE SECURITIES CORP. NIM
      Series 2003-2B Class N1
         7.63%, 04/26/33                                      53              53
                                                                     -----------
                                                                           1,203

      U.S. GOVERNMENT SECURITIES 2.7% of net assets

      U.S. TREASURY NOTES
         2.25%, 04/30/06                                   1,000           1,000

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OTHER INVESTMENT COMPANIES 0.3% of net assets

      PROVIDENT INSTITUTIONAL FUNDS --
      FED FUNDS PORTFOLIO 105,601                                            106

END OF INVESTMENTS.

In addition to the above, the fund held the following at 8/31/04. All numbers are x 1,000 except number of futures contracts.

FUTURES CONTRACTS

                                         Number of      Contract      Unrealized
                                         Contracts        Value         Gains
10 Year, Long
U.S. Treasury Note,
expires 12/30/04                                 3           337               2

20 Year, Long
U.S. Treasury Bond,
expires 12/30/04                                 3           334               3
                                                                      ----------
                                                                               5


62 See financial notes.

SCHWAB GNMA FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2004. All numbers are x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                   $37,959 a
Receivables:
   Interest                                                                 175
   Due from brokers for futures                                               3
Prepaid expenses                                                     +        1
                                                                     -----------
TOTAL ASSETS                                                             38,138

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                      35
   Dividends to shareholders                                                 26
   Investments bought                                                     1,510
   Investment adviser and administration fees                                 8
Accrued expenses                                                     +       52
                                                                     -----------
TOTAL LIABILITIES                                                         1,631

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             38,138
TOTAL LIABILITIES                                                    -    1,631
                                                                     -----------
NET ASSETS                                                              $36,507

NET ASSETS BY SOURCE
Capital received from investors                                          37,858
Net investment income not yet distributed                                     6
Net realized capital losses                                              (1,944) b
Net unrealized capital gains                                                587 b

NET ASSET VALUE (NAV) BY SHARE CLASS
                                                     SHARES
SHARE CLASS            NET ASSETS       /       OUTSTANDING       =         NAV
Investor Shares           $17,610                     1,800               $9.78
Select Shares             $18,897                     1,931               $9.78

  Unless stated, all numbers are x 1,000.

a The fund's amortized cost for these securities was $37,377.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

  Purchases              $2,070
  Sales/maturities       $1,847

  The fund's long-term government security transactions were:

  Purchases             $83,943
  Sales/maturities      $94,496

  The fund's total security transactions with other SchwabFunds during the period were $899.

b These derive from investments, and futures.

FEDERAL TAX DATA
---------------------------------------------------

PORTFOLIO COST                             $37,377

NET UNREALIZED GAINS AND LOSSES:
Gains                                         $626
Losses                                  +      (44)
                                        -----------
                                              $582

AS OF AUGUST 31, 2004:

UNDISTRIBUTED EARNINGS:
Ordinary income                                $32
Long-term capital gains                        $--

UNUSED CAPITAL LOSSES:
Expires 08/31 of:
   2012                                     $1,405

DEFERRED CAPITAL LOSSES                       $535

RECLASSIFICATIONS:
Net realized capital gains                   ($630)
Reclassified as:
   Net investment income
   not yet distributed                        $630


                                                         See financial notes. 63

SCHWAB GNMA FUND

Statement of
OPERATIONS
For September 1, 2003 through August 31, 2004. All numbers are x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                 $1,006
Dividends                                                             +       4
                                                                      ----------
TOTAL INVESTMENT INCOME                                                   1,010

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                    (343)
Net realized losses on futures                                               (2)
                                                                      ----------
NET REALIZED LOSSES                                                        (345)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                       1,298
Net unrealized gains on futures                                       +       5
                                                                      ----------
NET UNREALIZED GAINS                                                      1,303

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   190 a
Transfer agent and shareholder service fees:
   Investor Shares                                                           48 b
   Select Shares                                                             23 b
Trustees' fees                                                                7 c
Custodian and portfolio accounting fees                                      42
Professional fees                                                            34
Registration fees                                                            76
Shareholder reports                                                           6
Other expenses                                                        +       5
                                                                      ----------
Total expenses                                                              431
Expense reduction                                                     -     247 d
                                                                      ----------
NET EXPENSES                                                                184

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   1,010
NET EXPENSES                                                          -     184
                                                                      ----------
NET INVESTMENT INCOME                                                       826
NET REALIZED LOSSES                                                        (345) e
NET UNREALIZED GAINS                                                  +   1,303 e
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $1,784

  Unless stated, all numbers are x 1,000.

a Calculated as 0.45% of average daily net assets. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co., (Schwab).

c For the fund's independent trustees only.

d Includes $166 from the investment adviser (CSIM) and $32 from the transfer agent and shareholder service agent (Schwab). CSIM and Schwab has guaranteed through November 15, 2005 to limit the annual operating expenses (excluding interest, taxes and certain non-routine expenses) to 0.74% for Investor Shares and 0.55% for Select Shares. CSIM and Schwab voluntarily reimbursed an additional $49 to further reduce annual operating expenses during the period. The combination of these reductions resulted in net operating expenses of 0.51% for Investor Shares and 0.37% for Select Shares.

e These add up to a net gain on investments of $958.


64 See financial notes.

SCHWAB GNMA FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                              9/1/03-8/31/04     3/3/03-8/31/03
Net investment income                                   $826               $367
Net realized losses                                     (345)              (241)
Net unrealized gains or losses                +        1,303               (716)
                                              ----------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                        1,784               (590)

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Investor Shares                                          653                427
Select Shares                                 +          797                668
                                              ----------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME            $1,450             $1,095 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                    9/1/03-8/31/04            3/3/03-8/31/03
                                 SHARES         VALUE      SHARES         VALUE
SHARES SOLD
Investor Shares                    619         $6,060       2,781       $27,703
Select Shares                +     810          7,918       4,705        46,833
                             ---------------------------------------------------
TOTAL SHARES SOLD                1,429        $13,978       7,486       $74,536

SHARES REINVESTED
Investor Shares                     58           $560          27          $274
Select Shares                +      65            640          42           412
                             ---------------------------------------------------
TOTAL SHARES REINVESTED            123         $1,200          69          $686

SHARES REDEEMED
Investor Shares                 (1,022)       ($9,955)       (663)      ($6,523)
Select Shares                +  (1,872)       (18,228)     (1,819)      (17,836)
                             ---------------------------------------------------
TOTAL SHARES REDEEMED           (2,894)      ($28,183)     (2,482)     ($24,359)

NET TRANSACTIONS IN FUND
SHARES                          (1,342)      ($13,005)      5,073       $50,863

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                   9/1/03-8/31/04            3/3/03-8/31/03
                                 SHARES    NET ASSETS      SHARES    NET ASSETS
Beginning of period              5,073        $49,178          --           $--
Total increase or
   decrease                  +  (1,342)       (12,671)      5,073        49,178 b
                             ---------------------------------------------------
END OF PERIOD                    3,731        $36,507       5,073       $49,178 c

  Unless stated, all numbers are x 1,000.

a The tax-basis components of distributions are:

  CURRENT YEAR
  Ordinary income            $1,450
  Long-term capital gains       $--

  PRIOR YEAR
  Ordinary income            $1,095
  Long-term capital gains       $--

  The difference of net investment income between financial statement and tax purposes are:

  CURRENT YEAR
  Paydown gains                $630

  PRIOR YEAR
  Paydown gains                $728

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $6 for the current period.


                                                         See financial notes. 65

SCHWAB BOND FUNDS

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB INVESTMENTS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

BOTH SCHWAB YIELDPLUS FUND(R) AND SCHWAB GNMA FUND(TM) OFFER TWO SHARE CLASSES:
Investor Shares and Select Shares(R). Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab Short-Term Bond Market Fund(TM) and Schwab Total Bond Market Fund(TM) each offers one share class.

Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Investments. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS organized October 26, 1990
  Schwab 1000 Fund
  SCHWAB YIELDPLUS FUND
  SCHWAB SHORT-TERM BOND MARKET FUND
  SCHWAB TOTAL BOND MARKET FUND
  SCHWAB GNMA FUND
  Schwab Short/Intermediate Tax-Free Bond Fund
  Schwab Long-Term Tax-Free Bond Fund
  Schwab California Short/Intermediate Tax-Free Bond Fund
  Schwab California Long-Term Tax-Free Bond Fund

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS DECLARE DIVIDENDS EVERY DAY THEY ARE OPEN FOR BUSINESS. These dividends, which are substantially equal to a fund's net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

THE FUNDS MAY ENTER INTO SWAP AGREEMENTS. In these transactions, a fund and a counterparty agree to swap payments that are based on two different rates. The counterparty is typically a large financial institution, and the term of the swap is specified in advance. For example, a fund may agree that for six months it will pay the counterparty the equivalent of the interest on a given amount invested at LIBOR (the London Interbank Offered Rate). In exchange, the counterparty might agree to pay a fund the equivalent of the same amount invested in a certain bond index during this same six months.

Swap agreements carry certain risks. Because the net gains or losses stemming from a swap agreement depend on the movements of one rate relative to another, a fund could experience unanticipated losses if one or both rates failed to behave as expected. A fund also could lose money if a counterparty failed to honor the terms of a swap agreement.

THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. Government securities as collateral on these loans. All of the cash collateral received is reinvested in high quality, short-term investments. The value of the collateral must be at least 102% of the market

SCHWAB BOND FUNDS

value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUNDS MAY ALSO SELL SECURITIES SHORT (SELL SECURITIES THEY DO NOT OWN). When they do so, the funds also place assets worth at least 100% of the value of the short securities into segregated accounts, as collateral. If the market value of the short securities subsequently falls, the funds can realize a gain by closing the position. However, if the value rises, the funds typically would have to add to their collateral or close out their short position at a loss. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed amounts recorded in the Statements of Assets and Liabilities.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract, due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. A fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE FUNDS MAY ENTER INTO "TBA" (TO BE ANNOUNCED) PURCHASE COMMITMENTS TO PURCHASE SECURITIES FOR A FIXED PRICE AT A FUTURE DATE, TYPICALLY NOT EXCEEDING 45 DAYS. TBAs may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in a fund's other assets.

THE FUNDS MAY ENTER INTO MORTGAGE DOLLAR ROLL TRANSACTIONS. In these transactions, a fund sells mortgage-backed securities for delivery in the current month and simultaneously agrees to buy back, on a given date in the future, securities of a similar type, coupon rate and maturity. Dollar roll transactions involve the risk that the market value of the security sold short by the fund may decline below the repurchase price of similar securities.

THE FUNDS PAY FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

SCHWAB BOND FUNDS

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. For instance, a fund may let other SchwabFunds buy and sell fund shares, particularly Schwab MarketTrack Portfolios.

The funds may make direct transactions with certain other SchwabFunds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the SchwabFunds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A., and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. There was no borrowing for any funds during the period.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. The net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

UNDER THE FUNDS' ORGANIZATIONAL DOCUMENTS, THE OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUNDS. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

   BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

SCHWAB BOND FUNDS

   SECURITIES FOR WHICH NO QUOTED VALUE IS AVAILABLE, INCLUDING RESTRICTED
   SECURITIES: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees. In the determination of a fair valuation the guidelines include but are not limited to the use of analytical data, business conditions, recent trades, general and/or specific market trends and any emergency or significant events that would have a material impact on the value of the security.

   SWAP AGREEMENTS: each open contract is valued at a formula that varies with the specific terms of the agreement.

   FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

   SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

IF A FUND SELLS SECURITIES SHORT, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and the liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When the fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Interest accrued on securities sold short is recorded as an expense on the fund's records.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INTEREST INCOME is recorded as it accrues. If a fund buys a debt security at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

EXPENSES that are specific to a fund or a class are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their net assets.

FOR FUNDS OFFERING MULTIPLE SHARE CLASSES, all of the realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab YieldPlus Fund
Schwab Short-Term Bond Market Fund
Schwab Total Bond Market Fund
Schwab GNMA Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab YieldPlus Fund, Schwab Short-Term Bond Market Fund, Schwab Total Bond Market Fund, and Schwab GNMA Fund (the "Funds") at August 31, 2004, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, CA
October 18, 2004

FUND TRUSTEES

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the SchwabFunds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the SchwabFunds (of which there were 51 as of 8/31/04) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                           TRUST POSITION(S);
NAME AND BIRTHDATE         TRUSTEE SINCE                   MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2        Chair, Trustee:                 Chair, CEO, Director, The Charles Schwab Corp., Charles Schwab & Co.,
7/29/37                    Family of Funds, 1989;          Inc.; Chair, Director, Charles Schwab Investment Management, Inc.; Chair,
                           Investments, 1991;              Charles Schwab Holdings (UK); CEO, Director, Charles Schwab Holdings,
                           Capital Trust, 1993;            Inc.; Chair, CEO Schwab (SIS) Holdings, Inc. I, Schwab International
                           Annuity Portfolios, 1994.       Holdings, Inc.; Director, Charles Schwab Bank, N.A., U.S. Trust Corp.,
                                                           United States Trust Co. of New York, Siebel Systems (software), Xsign,
                                                           Inc. (electronic payment systems), TrustMark, Inc., All Kinds of Minds
                                                           (education); Trustee, Stanford University. Until 5/04: Director, The Gap,
                                                           Inc. (clothing retailer). Until 5/03: Co-CEO, The Charles Schwab Corp.
                                                           Until 3/02: Director, Audiobase, Inc. (Internet audio solutions). Until
                                                           5/02: Director, Vodaphone AirTouch PLC (telecommunications). Until 7/01:
                                                           Director, The Charles Schwab Trust Co.

1 The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to his position with the investment adviser and the distributor, Mr. Schwab also owns stock of The Charles Schwab Corporation.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES BUT NOT OFFICERS OF THE TRUST

NAME AND BIRTHDATE         TRUSTEE SINCE                   MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
DAWN G. LEPORE 1           2003 (all trusts).              Vice Chair, The Charles Schwab Corp.; Until 10/01: CIO, The Charles
3/21/54                                                    Schwab Corporation. Until 1999: EVP, The Charles Schwab Corporation.
                                                           Director, Wal-Mart Stores, eBay, Inc.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE         TRUST OFFICE(S) HELD            MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
EVELYN DILSAVER            President, CEO                  EVP, President, Charles Schwab Investment Management, Inc; Until 7/04:
5/4/55                     (all trusts).                   SVP for Development and Distribution, Asset Management Products and
                                                           Services Enterprise; Until 6/03: EVP, CFO, Administrative Officer, U.S.
                                                           Trust Corp.
------------------------------------------------------------------------------------------------------------------------------------
TAI-CHIN TUNG 2            Treasurer, Principal            SVP, CFO, Charles Schwab Investment Management, Inc.; SVP, The Charles
3/7/51                     Financial Officer               Schwab Trust Co.; Director, Charles Schwab Asset Management (Ireland)
                           (all trusts).                   Ltd., Charles Schwab Worldwide Funds PLC.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD            SVP, Chief Investment           SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                     Officer (all trusts).           Management, Inc.; CIO, The Charles Schwab Trust Co.
------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON             Secretary (all trusts).         SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                                                    Investment Management, Inc. Until 6/98: Branch Chief in Enforcement, U.S.
                                                           Securities and Exchange Commission, San Francisco.

1 Ms. Lepore resigned her position on the board effective October 10, 2004. In addition to her position with the investment adviser and the distributor, Ms. Lepore also owned stock of The Charles Schwab Corporation.

2 Ms. Tung resigned her position as an officer of the trust effective September
  1, 2004.

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE         TRUSTEE SINCE                   MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER         2000 (all trusts).              Chair, JDN Corp. Advisory LLC; Trustee, Stanford University, America
8/13/60                                                    First Cos., (venture capital/fund management), Redwood Trust, Inc.
                                                           (mortgage finance), Stanford Hospitals and Clinics, SRI International
                                                           (research), PMI Group, Inc. (mortgage insurance), Lucile Packard
                                                           Children's Hospital, Laudus Trust, Laudus Variable Insurance Trust.
                                                           2001: Special Advisor to the President, Stanford University. Until 2002:
                                                           Director, LookSmart, Ltd. (Internet infrastructure). Until 2001: VP,
                                                           Business Affairs, CFO, Stanford University.
------------------------------------------------------------------------------------------------------------------------------------

DONALD F. DORWARD          Family of Funds, 1989;          CEO, Dorward & Associates (corporate management, marketing and
9/23/31                    Investments, 1991;              communications consulting). Until 1999: EVP, Managing Director, Grey
                           Capital Trust, 1993;            Advertising.
                           Annuity Portfolios,1994.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER          2000 (all trusts).              Co-CEO, Aphton Corp. (bio-pharmaceuticals). Trustee, Solectron Corp.
11/22/41                                                   (manufacturing), Airlease Ltd. (aircraft leasing), Mission West
                                                           Properties (commercial real estate), Stratex Corp. (network equipment);
                                                           Public Governor, Laudus Trust, Laudus Variable Insurance Trust; Member,
                                                           executive committee, Pacific Stock & Options Exchange. Until 2003:
                                                           Trustee, Tenera, Inc. (services and software). Until 1998: Dean, Haas
                                                           School of Business, University of California, Berkeley.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES           Family of Funds, 1989;          Chair, CEO, Director, Semloh Financial, Inc. (international financial
5/15/31                    Investments, 1991;              services and investment advice).
                           Capital Trust, 1993;
                           Annuity Portfolios,1994.
------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH            2000 (all trusts).              Chair, CEO, Founder, Smith Graham & Co. (investment advisors); Trustee,
9/28/50                                                    Rorento N.V. (investments--Netherlands), Cooper Industries (electrical products, tools and hardware); Member, audit committee, Northern Border
                                                           Partners, L.P. (energy). Until 2002: Director, Pennzoil--Quaker State Co.
                                                           (oil and gas).
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS         Family of Funds, 1989;          Managing Partner, D.R. Stephens & Co. (investments). Until 1996: Chair,
6/28/38                    Investments, 1991;              CEO, North American Trust (real estate investment trust).
                           Capital Trust, 1993;
                           Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY          Family of Funds, 1989;          Chair, CEO, Wilsey Bennett, Inc. (transportation, real estate and
8/18/43                    Investments, 1991;              investments).
                           Capital Trust, 1993;
                           Annuity Portfolios, 1994.

GLOSSARY

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET-BACKED SECURITIES Bond or other debt securities that represent ownership in a pool of debt obligations such as credit card debt.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

AVERAGE RATE The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond's market value prior to call or maturity. There is no guarantee that a bond's yield to call or maturity will provide a positive return over the rate of inflation.

BOND FUND A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund's net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

CALL An early repayment of a bond's principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

CALL PROTECTION A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

CERTIFICATE OF PARTICIPATION A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.

COUPON, COUPON RATE The annual rate of interest paid until maturity by the issuer of a debt security.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. See chart below.

CREDIT RISK The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

DISCOUNT RATE The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

CREDIT RATINGS

MOST MAJOR BOND ISSUERS ARRANGE WITH A RECOGNIZED INDEPENDENT RATING ORGANIZATION, SUCH AS STANDARD & POOR'S (S&P) OR MOODY'S INVESTORS SERVICE, TO RATE THE CREDIT-WORTHINESS OF THEIR BONDS. THE SPECTRUM OF THESE RATINGS IS DIVIDED INTO TWO MAJOR CATEGORIES: INVESTMENT GRADE AND BELOW INVESTMENT GRADE (SOMETIMES CALLED "JUNK BONDS"). BONDS RATED BELOW INVESTMENT GRADE RANGE FROM THOSE THAT ARE CONSIDERED TO HAVE SOME VULNERABILITY TO DEFAULT TO THOSE THAT APPEAR ON THE BRINK OF DEFAULT OR ARE IN DEFAULT.

               CREDIT                              CAPACITY TO
               QUALITY                             MAKE PAYMENTS
             INVESTMENT
             GRADE BONDS
                 AAA                               Strongest

                  AA

                   A

                 BBB                               Adequate

                        [UP AND DOWN SPANNING TABLE AND
                   CHANGING DARK TO LIGHT FROM TOP TO BOTTOM]
--------------------------------------------------------------------------------

          BELOW INVESTMENT
             GRADE BONDS
                  BB                               Somewhat
                                                   speculative
                   B

                 CCC

                  CC
                                                   Highly
                   C                               speculative

                   D                               In default

DIVIDEND Money from earnings that is distributed to shareholders as a given amount per share.

DURATION A measure of a bond's sensitivity to interest rates. Calculations of duration generally take into account the investment's yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but is more accurate than maturity in determining the effect of interest rate movements on a bond investment's price. The duration of a portfolio equals the market value weighted average of the duration of the bonds held in the portfolio.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

GENERAL OBLIGATION BONDS Municipal bonds that are secured by the issuer's full faith and credit, which typically is backed by the power of the issuer to levy taxes.

INTEREST Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

INTEREST RATE RISK The risk that a bond's value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

MARKET RISK Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as "systematic risk."

MATURITY The date a bond is scheduled to be "retired" and its principal amount returned to the bondholder.

MORTGAGE-BACKED SECURITIES Bond or other debt securities that represent ownership in a pool of mortgage loans.

MUNI, MUNICIPAL BONDS, MUNICIPAL SECURITIES Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PREPAYMENT RISK The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

RESTRICTED SECURITIES Securities that are subject to contractual restrictions on resale and may be sold only to "qualified institutional buyers" under Securities Act Rule 144A. These securities are often purchased in private placement transactions.

REVENUE BONDS Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.

SECTION 4(2)/144A SECURITIES Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the bonds in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

YIELD TO MATURITY The annualized rate of return a bond-holder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond's current price and its principal amount, or face value.

NOTES

SchwabFunds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available SchwabFunds.

Whether you're an experienced investor or just starting out, SchwabFunds can help you achieve your financial goals. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any SchwabFund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Use our automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to SchwabFunds at:
P.O. Box 3812
Englewood, CO
80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

PROXY VOTING POLICIES, PROCEDURES AND RESULTS
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's web site at www.schwab.com/schwabfunds, the SEC's web site at http://www.sec.gov, or by contacting SchwabFunds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab's web site at www.schwab.com/schwabfunds or the SEC's website at http://www.sec.gov.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWABFUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Focus Funds
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
Schwab MarketMasters Funds(R)
   Schwab U.S. MarketMasters Fund(TM)
   Schwab Small-Cap MarketMasters Fund(TM)
   Schwab International MarketMasters Fund(TM)
   Schwab Balanced MarketMasters Fund(TM)

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
   Schwab MarketTrack All Equity Portfolio(TM)
   Schwab MarketTrack Growth Portfolio(TM)
   Schwab MarketTrack Balanced Portfolio(TM)
   Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate
   Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically, subject to availability, when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
SchwabFunds(R)
P.O. Box 3812, Englewood, CO 80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2004 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper.

REG13655-06

SCHWAB TAX-FREE BOND FUNDS

      ANNUAL REPORT
      August 31, 2004

      Schwab Short/Intermediate
      Tax-Free Bond Fund(TM)

      Schwab Long-Term
      Tax-Free Bond Fund(TM)

      Schwab California
      Short/Intermediate
      Tax-Free Bond Fund(TM)

      Schwab California Long-Term
      Tax-Free Bond Fund(TM)


                                                           [CHARLES SCHWAB LOGO]

Four funds designed to offer tax-free income. 1

IN THIS REPORT

      Management's Discussion ..............................................   2
         The president of SchwabFunds(R) and the funds' manager take a look at the factors that shaped fund performance during the report period.

         Performance at a Glance ......   5

      Schwab Short/Intermediate Tax-Free Bond Fund(TM)
         Ticker Symbol: SWITX

         The fund seeks high current income that is exempt from federal income tax, consistent with capital preservation. 1

         Performance and Fund Facts ...   7
         Financial Statements .........  16

      Schwab Long-Term Tax-Free Bond Fund(TM)
         Ticker symbol: SWNTX

         The fund seeks high current income that is exempt from federal income tax, consistent with capital preservation. 1

         Performance and Fund Facts ...   9
         Financial Statements .........  26

      Schwab California Short/Intermediate Tax-Free Bond Fund(TM)
         Ticker symbol: SWCSX

         The fund seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation. 1

         Performance and Fund Facts ...  11
         Financial Statements .........  35

      Schwab California Long-Term Tax-Free Bond Fund(TM)
         Ticker symbol: SWCAX

         The fund seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation. 1

         Performance and Fund Facts ...  13
         Financial Statements .........  44

      Fund Expenses ........................................................  15

      Financial Notes ......................................................  53

      Fund Trustees ........................................................  57

      Glossary .............................................................  60

  Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM). Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

1 A portion of income may be subject to the alternative minimum tax (AMT) and, for the national funds, state and local income taxes as well.

[PHOTO OF CHARLES SCHWAB]

Charles Schwab
Chairman

FROM THE CHAIRMAN

Dear Shareholder:

As I look around at the state of mutual funds, I'm happy to see an industry that has resolved many of the challenges it faced just a year ago. I've always maintained that mutual funds are one of the most cost-effective ways to participate in financial markets, and I am heartened that investors can look to the industry with renewed confidence.

Likewise, when I assess the state of Schwab, I see a robust, financially sound company. But, as is true of most dynamic businesses, change is necessary and often is key to improving client relationships and stimulating growth. One recent change, which I'm very happy to announce, is that Evelyn Dilsaver has been named CEO and President of SchwabFunds(R).

Although new to the position, Evelyn is no stranger to SchwabFunds, having been an officer in several other capacities at Schwab. Just prior to accepting this new role, Evelyn oversaw product development, management and distribution of asset-management products, including mutual funds. Before that, she held the CFO and CAO positions for U.S. Trust, a subsidiary of the Charles Schwab Corporation. Her broad experience in product creation, coupled with a comprehensive understanding of your financial needs and her commitment to you, make her the ideal candidate for her new role.

I speak for Evelyn, as well as the rest of the SchwabFunds group, when I say we recognize that your investment reflects the trust you have placed in those of us responsible for managing your wealth, and it is a responsibility that we assume with the utmost integrity. This commitment to our shareholders will not change, as nothing is more important to us than your trust. Thank you for investing with us.

Sincerely,

/s/ Charles Schwab

MANAGEMENT'S DISCUSSION for the year ended August 31, 2004

[PHOTO OF EVELYN DILSAVER]

EVELYN DILSAVER is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. She joined the firm in 1992 and has held a variety of executive positions at Schwab.

Dear Shareholder:

I want to let you know how excited I am to take on my new role as President and CEO of SchwabFunds(R). I feel as though my experience at Schwab has prepared me well for this role as each position has been focused on meeting the needs of our clients. I promise that I will continue on this path and that my goal is to offer you even better service and more relevant choices.

When we discuss SchwabFunds with our clients, for example, we frequently hear that you want to know that you're getting the best value. Oftentimes, we find that shareholders are unaware that some of the more popular SchwabFunds offer Select Shares(R), a share class that carries lower expenses in exchange for higher investment minimums. My plan is to build on this legacy of value and continue to offer unique investment solutions to help you meet your financial goals.

I also want to let you know that we plan to continue to provide and expand SchwabFunds commentaries. Providing this information is one of the many ways we help individual investors select investments that are appropriate for your financial goals and time horizons.

I look forward to serving you in my new role. And, as Chuck Schwab mentioned on the previous page, your trust is very important to us and I will do all I can to earn and maintain that trust. Thank you for investing in SchwabFunds.

Sincerely,

/s/ Evelyn Dilsaver


2 Schwab Tax-Free Bond Funds

[PHOTO OF JOANNE LARKIN]

JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the funds since their inception. She joined the firm in 1992, and has worked in fixed-income asset management and research since 1984.

THE INVESTMENT ENVIRONMENT AND THE FUNDS

THE ENCOURAGING ECONOMIC CLIMATE THAT WAS REPORTED TOWARD THE END OF 2003 CONTINUED TO IMPROVE INTO 2004. Factory orders rose amid the pick-up in capital spending and production gained some strength. Retail sales continued to rise. Housing activity was still significant, but mortgage refinancing lost much of its steam as mortgage rates inched upward for the first time since March 2000.

The final piece of the economic recovery--job growth--fell into place via strong non-farm payroll numbers that started to show strength in spring 2004. With the economic recovery more broad-based, investors, who only a year ago feared deflation, started to worry about inflation. Their inflationary concerns were partly based on surging oil prices, which hit what was then an all-time high amid tight supplies. And while commodity prices moderated somewhat during the report period, previous increases started to show up in broad measures of inflation. Labor costs also were beginning to rise. Nonetheless, the Federal Reserve (Fed) continued to hold the Fed funds target rate near a 45-year low until later in the year.

Continued accommodation on the part of the Fed, coupled with high productivity and massive purchases of U.S. Treasury securities by Asian central banks, kept a lid on bond yields, which had started to rise in the last half of 2003. Yields on the benchmark 10-year Treasury bond completed a bit of a bumpy round trip so far in 2004. First they fell and then they rose, finally ending the report period at virtually the same place that they were at the end of 2003.

YIELDS OF MUNICIPAL SECURITIES: Effective Yields of Five-Year and 30-Year Municipal Bonds

[LINE GRAPH]

                 5-YEAR         30-YEAR BOND
               AAA GO BOND     BUYER 40 INDEX
31-Aug-94          4.71             6.55
30-Sep-94          4.92             6.93
31-Oct-94          5.11             7.36
30-Nov-94          5.37             7.73
31-Dec-94          5.30             7.28
31-Jan-95          5.12             6.86
28-Feb-95          5.01             6.47
31-Mar-95          4.83             6.40
30-Apr-95          4.84             6.43
31-May-95          4.48             6.04
30-Jun-95          4.57             6.37
31-Jul-95          4.40             6.38
31-Aug-95          4.31             6.30
30-Sep-95          4.30             6.23
31-Oct-95          4.23             5.99
30-Nov-95          4.15             5.74
31-Dec-95          4.14             5.65
31-Jan-96          4.09             5.70
29-Feb-96          4.09             5.99
31-Mar-96          4.38             6.44
30-Apr-96          4.49             6.50
31-May-96          4.64             6.45
30-Jun-96          4.61             6.26
31-Jul-96          4.56             6.18
31-Aug-96          4.57             6.21
30-Sep-96          4.48             6.00
31-Oct-96          4.40             5.94
30-Nov-96          4.18             5.73
31-Dec-96          4.25             5.87
31-Jan-97          4.41             6.02
28-Feb-97          4.34             5.96
31-Mar-97          4.61             6.26
30-Apr-97          4.67             6.15
30-May-97          4.60             5.88
30-Jun-97          4.41             5.79
30-Jul-97          4.10             5.38
30-Aug-97          4.34             5.73
30-Sep-97          4.21             5.61
30-Oct-97          4.16             5.59
30-Nov-97          4.17             5.50
30-Dec-97          4.06             5.35
30-Jan-98          4.04             5.30
28-Feb-98          4.03             5.44
30-Mar-98          4.09             5.46
30-Apr-98          4.23             5.68
30-May-98          4.09             5.34
30-Jun-98          4.10             5.36
30-Jul-98          4.07             5.41
30-Aug-98          3.87             5.19
30-Sep-98          3.77             5.09
30-Oct-98          3.70             5.34
30-Nov-98          3.73             5.25
30-Dec-98          3.77             5.34
30-Jan-99          3.63             5.21
28-Feb-99          3.70             5.33
30-Mar-99          3.86             5.39
30-Apr-99          3.80             5.47
30-May-99          4.00             5.62
30-Jun-99          4.39             5.91
30-Jul-99          4.31             5.94
30-Aug-99          4.39             6.21
30-Sep-99          4.45             6.31
30-Oct-99          4.62             6.53
30-Nov-99          4.55             6.42
30-Dec-99          4.72             6.55
30-Jan-00          4.94             6.68
29-Feb-00          4.94             6.43
30-Mar-00          4.85             6.09
30-Apr-00          4.95             6.21
30-May-00          5.11             6.46
30-Jun-00          4.80             6.02
30-Jul-00          4.62             5.84
30-Aug-00          4.47             5.75
30-Sep-00          4.54             5.93
30-Oct-00          4.49             5.80
30-Nov-00          4.46             5.79
30-Dec-00          4.23             5.40
30-Jan-01          3.85             5.37
28-Feb-01          3.82             5.39
30-Mar-01          3.75             5.39
30-Apr-01          3.95             5.77
30-May-01          3.79             5.61
30-Jun-01          3.74             5.57
30-Jul-01          3.59             5.33
30-Aug-01          3.38             5.11
30-Sep-01          3.31             5.31
30-Oct-01          3.14             5.26
30-Nov-01          3.44             5.45
30-Dec-01          3.76             5.64
30-Jan-02          3.45             5.45
28-Feb-02          3.29             5.33
30-Mar-02          3.95             5.71
30-Apr-02          3.46             5.47
30-May-02          3.40             5.53
30-Jun-02          3.19             5.40
30-Jul-02          2.93             5.27
30-Aug-02          2.83             5.14
30-Sep-02          2.53             4.67
30-Oct-02          2.91             5.09
30-Nov-02          2.92             5.29
30-Dec-02          2.59             4.99
30-Jan-03          2.55             5.14
28-Feb-03          2.37             4.97
30-Mar-03          2.50             4.91
30-Apr-03          2.44             4.84
30-May-03          2.12             4.84
30-Jun-03          2.17             4.66
30-Jul-03          2.83             5.45
30-Aug-03          2.82             5.45
30-Sep-03          2.30             4.90
30-Oct-03          2.52             5.01
30-Nov-03          2.48             5.01
30-Dec-03          2.45             4.80
30-Jan-04          2.39             4.73
29-Feb-04          2.19             4.73
30-Mar-04          2.38             4.59
30-Apr-04          2.88             5.22
30-May-04          3.14             5.22
30-Jun-04          3.15             5.35
30-Jul-04          3.01             5.35
31-Aug-04          2.68             4.87

DURING THE PERIOD, THE SPREAD BETWEEN THE 5-YEAR AND 30-YEAR YIELDS NARROWED SLIGHTLY, AS YIELDS WERE BASICALLY UNCHANGED.

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.


                                                    Schwab Tax-Free Bond Funds 3

MANAGEMENT'S DISCUSSION continued

      Continued accommodation on the part of the Fed, coupled with high productivity and massive purchases of U.S. Treasury securities by Asian central banks, kept a lid on bond yields, which had started to rise in the last half of 2003.

With the balance of relevant economic indicators continuing to be positive, the trend among managers was to shorten durations in anticipation of the Fed increasing its Fed funds target rate from the 1.00% level established in June 2003. And on June 30, 2004, the Fed did just that, raising rates 0.25%, up to 1.25%.

Unfortunately, the early summer employment numbers, along with other key economic data, such as retail sales, came in lower than expected. Second-quarter GDP dipped to an annualized 3.3%, still healthy, but down from 4.5% in first quarter. With consumer spending comprising about 70% of GDP, higher inflation eroded purchasing power and consumers responded by backing off from the marketplace. Market watchers ascribed the weakness to geo-political uncertainty, terrorism, the rise in oil prices and the upcoming presidential election. Business, meanwhile, remained strong, with both capital spending and corporate earnings up versus the previous year. This led investors to ask if this was a summer soft patch or a more pronounced economic slowdown. The Fed viewed it as a soft patch, because at its August 2004 meeting, it increased its Fed funds target rate another 0.25%, up to 1.50%.

MUNI YIELDS WERE UNCHANGED OR LOWER UNTIL ABOUT MID-SPRING WHEN YIELDS STARTED TO RISE DRAMATICALLY. At that time, strong employment numbers and a record issuance of munis, including the $15 billion California bond deal, caused yields to rise. Just a few months later, when the employment numbers came in weak and supply slowed down, yields again moved up significantly, though they moderated as the price of oil inched upwards.

YIELD ADVANTAGE OF MUNIS OVER TREASURYS: For Five-Year Bonds; Tax Brackets Shown are the Highest Applicable

DEMAND WAS STRONG THROUGHOUT THE PERIOD, ALTHOUGH WHEN SUPPLY SPIKED IN SPRING, MUNIS BECAME MORE ATTRACTIVE RELATIVE TO TREASURYS. BY THE END OF THE PERIOD, HOWEVER, YIELDS HAD RETURNED TO NEARLY THE SAME LEVEL AS THEY WERE AT THE BEGINNING OF THE REPORT PERIOD.

This chart shows how much more the average five-year muni yielded than the average five-year Treasury after federal (or combined California and federal) income tax.

Data source: Bloomberg L.P.

[LINE GRAPH]

                 FEDERAL       FEDERAL/CA
                  35.0%          41.05%
                 BRACKET        BRACKET
31-Aug-94         0.29            0.70
30-Sep-94         0.19            0.63
31-Oct-94         0.24            0.70
30-Nov-94         0.31            0.78
31-Dec-94         0.21            0.69
31-Jan-95         0.24            0.70
28-Feb-95         0.43            0.86
31-Mar-95         0.23            0.66
30-Apr-95         0.37            0.78
31-May-95         0.55            0.91
30-Jun-95         0.69            1.05
31-Jul-95         0.40            0.77
31-Aug-95         0.37            0.73
30-Sep-95         0.39            0.75
31-Oct-95         0.45            0.81
30-Nov-95         0.56            0.90
31-Dec-95         0.64            0.97
31-Jan-96         0.69            1.00
29-Feb-96         0.36            0.71
31-Mar-96         0.42            0.79
30-Apr-96         0.32            0.71
31-May-96         0.33            0.73
30-Jun-96         0.41            0.80
31-Jul-96         0.29            0.69
31-Aug-96         0.20            0.61
30-Sep-96         0.28            0.67
31-Oct-96         0.46            0.82
30-Nov-96         0.39            0.74
31-Dec-96         0.21            0.59
31-Jan-97         0.35            0.73
28-Feb-97         0.19            0.57
31-Mar-97         0.22            0.63
30-Apr-97         0.40            0.80
30-May-97         0.37            0.77
30-Jun-97         0.26            0.65
30-Jul-97         0.27            0.62
30-Aug-97         0.30            0.67
30-Sep-97         0.32            0.68
30-Oct-97         0.45            0.80
30-Nov-97         0.37            0.73
30-Dec-97         0.35            0.69
30-Jan-98         0.54            0.87
28-Feb-98         0.40            0.74
30-Mar-98         0.44            0.78
30-Apr-98         0.57            0.91
30-May-98         0.48            0.82
30-Jun-98         0.55            0.88
30-Jul-98         0.50            0.83
30-Aug-98         0.75            1.04
30-Sep-98         1.03            1.29
30-Oct-98         0.95            1.21
30-Nov-98         0.82            1.09
30-Dec-98         0.82            1.09
30-Jan-99         0.67            0.95
28-Feb-99         0.31            0.62
30-Mar-99         0.54            0.85
30-Apr-99         0.41            0.73
30-May-99         0.37            0.71
30-Jun-99         0.72            1.06
30-Jul-99         0.55            0.90
30-Aug-99         0.58            0.93
30-Sep-99         0.71            1.06
30-Oct-99         0.76            1.11
30-Nov-99         0.58            0.95
30-Dec-99         0.60            0.98
30-Jan-00         0.60            1.00
29-Feb-00         0.65            1.05
30-Mar-00         0.75            1.13
30-Apr-00         0.70            1.10
30-May-00         0.87            1.27
30-Jun-00         0.78            1.15
30-Jul-00         0.63            1.00
30-Aug-00         0.59            0.95
30-Sep-00         0.74            1.09
30-Oct-00         0.71            1.07
30-Nov-00         0.93            1.26
30-Dec-00         0.99            1.29
30-Jan-01         0.75            1.04
28-Feb-01         0.79            1.07
30-Mar-01         0.79            1.06
30-Apr-01         0.77            1.07
30-May-01         0.60            0.89
30-Jun-01         0.52            0.82
30-Jul-01         0.65            0.92
30-Aug-01         0.53            0.80
30-Sep-01         0.84            1.07
30-Oct-01         0.88            1.09
30-Nov-01         0.80            1.04
30-Dec-01         0.96            1.22
30-Jan-02         0.61            0.87
28-Feb-02         0.57            0.82
30-Mar-02         0.83            1.12
30-Apr-02         0.60            0.86
30-May-02         0.57            0.83
30-Jun-02         0.57            0.81
30-Jul-02         0.69            0.90
30-Aug-02         0.74            0.93
30-Sep-02         0.86            1.02
30-Oct-02         1.14            1.30
30-Nov-02         0.79            0.99
30-Dec-02         0.81            0.98
30-Jan-03         0.64            0.82
28-Feb-03         0.64            0.80
30-Mar-03         0.74            0.90
30-Apr-03         0.65            0.82
30-May-03         0.63            0.77
30-Jun-03         0.60            0.75
30-Jul-03         0.74            0.93
30-Aug-03         0.57            0.78
30-Sep-03         0.46            0.63
30-Oct-03         0.41            0.61
30-Nov-03         0.30            0.50
30-Dec-03         0.34            0.53
30-Jan-04         0.35            0.54
29-Feb-04         0.28            0.46
30-Mar-04         0.57            0.74
30-Apr-04         0.52            0.74
30-May-04         0.67            0.90
30-Jun-04         0.70            0.93
30-Jul-04         0.61            0.83
31-Aug-04         0.53            0.73


4 Schwab Tax-Free Bond Funds

PERFORMANCE AT A GLANCE

Total return for the 12 months ended 8/31/04

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

SCHWAB SHORT/INTERMEDIATE
TAX-FREE BOND FUND(TM) ........    3.74%
Benchmark .....................    2.83%
Fund Category 1 ...............    2.30%

Performance Details ...........   page 7

SCHWAB LONG-TERM
TAX-FREE BOND FUND(TM) ........    6.77%
Benchmark .....................    7.11%
Fund Category 1 ...............    6.58%

Performance Details ...........   page 9

SCHWAB CALIFORNIA
SHORT/INTERMEDIATE
TAX-FREE BOND FUND(TM) ........    3.59%
Benchmark .....................    2.83%
Fund Category 1 ...............    4.84%

Performance Details ...........  page 11

SCHWAB CALIFORNIA LONG-TERM
TAX-FREE BOND FUND(TM) ........    7.36%
Benchmark .....................    7.11%
Fund Category 1 ...............    6.99%

Performance Details ...........  page 13

Investors were concerned about the credit quality of several states, as revenues from income taxes declined significantly due to reduced payrolls and stock-related income. While many local and regional economies suffered during the first part of the report period, they rebounded somewhat in 2004. The state with the most widely publicized budget problems was California, where bonds were on a bit of a roller-coaster ride. While the short-term liquidity problem was eased when the huge California bond deal was passed, our credit group, which follows many hundreds of California bond issuers, was able to help us identify investment-grade bonds that still offered attractive yields.

All of the funds posted net gains for the report period and met the goal of providing tax-free income. We continued to focus on high-quality bonds, with about 70% of the funds' assets in the top-two credit categories. Given the uncertainty in the economy, we took a rather conservative stance and kept the funds' maturities in a narrow range throughout the report period, shortening them only slightly toward the end of it.

Our security selection strategy was to buy higher-quality AAA- and AA-rated bonds whose revenues came mainly from essential services, such as utilities, that generally do well in any economic climate.

THE SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND AND THE SCHWAB LONG-TERM TAX-FREE BOND FUND did well, with the Schwab Short/Intermediate Tax-Free Bond Fund outperforming its benchmark and the category average. The Schwab Long-Term Tax-Free Bond Fund also beat the category average, but it slightly lagged its benchmark.

We were slightly overweight in higher-quality bonds, the best performing sector over the report period. The abundant supply of California bonds gave us the opportunity to put them into the national funds which helped to boost the funds' performance. In terms of duration, we started off the period a little longer than our peers, but shortened-up slightly over the period.

  All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

  Expenses may be partially absorbed by fund management. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

  A portion of income may be subject to the alternative minimum tax (AMT) and, for the national funds, state and local income tax as well.

1 Source for category information: Morningstar, Inc.


                                                    Schwab Tax-Free Bond Funds 5

      Our security selection strategy was to buy higher-quality AAA- and AA-rated bonds whose revenues came mainly from essential services, such as utilities, that generally do well in any economic climate.

THE SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND AND THE SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND outperformed their benchmarks, and the Schwab California Long-Term Tax-Free Bond Fund also beat its category average. California, which like many other states suffered for several years, enjoyed a strong fourth quarter 2003. While this helped to boost the state's revenues, it was the $15 billion bond deal that impacted Moody's decision to upgrade the state's rating to A3 in May. (In August, Standard & Poor's raised the state's rating to A, while Fitch raised its rating to A- in September.)

In May/June, when a lot of California supply was available, we took advantage of the opportunity to extend the portfolio. The funds continued to hold high coupon/shorter maturity bonds, which would act as a cushion in rising interest-rate environments.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.


6 Schwab Tax-Free Bond Funds

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND(TM)

PERFORMANCE as of 8/31/04

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with its benchmark and Morningstar category.

[BAR CHART]

                             Benchmark:
                              LEHMAN             Fund
                             BROTHERS          Category:
                              3-YEAR           MORNINGSTAR
                             MUNICIPAL         MUNICIPAL
                 FUND        BOND INDEX        SHORT BOND
1 YEAR           3.74%          2.83%             2.30%
5 YEARS          4.69%          4.85%             3.97%
10 YEARS         4.54%          4.91%             4.16%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark.

$15,591  FUND
$16,164  LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX

[LINE GRAPH]

                        LEHMAN
                       BROTHERS
                        3-YEAR
                       MUNICIPAL
             FUND      BOND INDEX
31-Aug-94    $10,000    $10,000
30-Sep-94    $ 9,950    $ 9,975
31-Oct-94    $ 9,893    $ 9,951
30-Nov-94    $ 9,824    $ 9,933
31-Dec-94    $ 9,920    $ 9,976
31-Jan-95    $10,015    $10,058
28-Feb-95    $10,128    $10,165
31-Mar-95    $10,217    $10,256
30-Apr-95    $10,251    $10,290
31-May-95    $10,433    $10,448
30-Jun-95    $10,436    $10,473
31-Jul-95    $10,535    $10,584
31-Aug-95    $10,623    $10,667
30-Sep-95    $10,658    $10,696
31-Oct-95    $10,715    $10,748
30-Nov-95    $10,792    $10,817
31-Dec-95    $10,840    $10,862
31-Jan-96    $10,915    $10,947
29-Feb-96    $10,897    $10,949
31-Mar-96    $10,848    $10,923
30-Apr-96    $10,841    $10,936
31-May-96    $10,847    $10,946
30-Jun-96    $10,903    $11,011
31-Jul-96    $10,972    $11,072
31-Aug-96    $10,976    $11,088
30-Sep-96    $11,045    $11,156
31-Oct-96    $11,128    $11,234
30-Nov-96    $11,230    $11,339
31-Dec-96    $11,224    $11,344
31-Jan-97    $11,259    $11,394
28-Feb-97    $11,316    $11,450
31-Mar-97    $11,254    $11,390
30-Apr-97    $11,292    $11,439
31-May-97    $11,387    $11,532
30-Jun-97    $11,447    $11,600
31-Jul-97    $11,598    $11,738
31-Aug-97    $11,569    $11,715
30-Sep-97    $11,642    $11,799
31-Oct-97    $11,692    $11,851
30-Nov-97    $11,719    $11,885
31-Dec-97    $11,804    $11,966
31-Jan-98    $11,875    $12,045
28-Feb-98    $11,887    $12,070
31-Mar-98    $11,906    $12,090
30-Apr-98    $11,876    $12,073
31-May-98    $11,988    $12,185
30-Jun-98    $12,027    $12,226
31-Jul-98    $12,057    $12,271
31-Aug-98    $12,167    $12,390
30-Sep-98    $12,267    $12,469
31-Oct-98    $12,309    $12,529
30-Nov-98    $12,333    $12,559
31-Dec-98    $12,367    $12,589
31-Jan-99    $12,486    $12,703
28-Feb-99    $12,462    $12,717
31-Mar-99    $12,469    $12,729
30-Apr-99    $12,497    $12,768
31-May-99    $12,465    $12,750
30-Jun-99    $12,346    $12,674
31-Jul-99    $12,413    $12,736
31-Aug-99    $12,393    $12,751
30-Sep-99    $12,434    $12,800
31-Oct-99    $12,390    $12,801
30-Nov-99    $12,457    $12,857
31-Dec-99    $12,431    $12,837
31-Jan-00    $12,419    $12,860
29-Feb-00    $12,448    $12,900
31-Mar-00    $12,569    $12,966
30-Apr-00    $12,535    $12,968
31-May-00    $12,516    $12,981
30-Jun-00    $12,737    $13,146
31-Jul-00    $12,832    $13,252
31-Aug-00    $12,951    $13,354
30-Sep-00    $12,956    $13,358
31-Oct-00    $13,027    $13,432
30-Nov-00    $13,082    $13,486
31-Dec-00    $13,262    $13,637
31-Jan-01    $13,430    $13,843
28-Feb-01    $13,469    $13,897
31-Mar-01    $13,555    $13,994
30-Apr-01    $13,479    $13,973
31-May-01    $13,589    $14,100
30-Jun-01    $13,657    $14,164
31-Jul-01    $13,766    $14,279
31-Aug-01    $13,913    $14,427
30-Sep-01    $13,953    $14,499
31-Oct-01    $14,046    $14,594
30-Nov-01    $13,935    $14,548
31-Dec-01    $13,848    $14,534
31-Jan-02    $14,036    $14,718
28-Feb-02    $14,167    $14,829
31-Mar-02    $13,948    $14,608
30-Apr-02    $14,202    $14,823
31-May-02    $14,254    $14,908
30-Jun-02    $14,389    $15,037
31-Jul-02    $14,524    $15,154
31-Aug-02    $14,660    $15,251
30-Sep-02    $14,836    $15,371
31-Oct-02    $14,708    $15,287
30-Nov-02    $14,674    $15,291
31-Dec-02    $14,904    $15,512
31-Jan-03    $14,896    $15,561
28-Feb-03    $15,039    $15,661
31-Mar-03    $15,032    $15,642
30-Apr-03    $15,095    $15,684
31-May-03    $15,343    $15,805
30-Jun-03    $15,280    $15,780
31-Jul-03    $14,935    $15,638
31-Aug-03    $15,030    $15,718
30-Sep-03    $15,364    $15,953
31-Oct-03    $15,287    $15,878
30-Nov-03    $15,352    $15,894
31-Dec-03    $15,418    $15,928
31-Jan-04    $15,468    $15,983
29-Feb-04    $15,630    $16,119
31-Mar-04    $15,549    $16,076
30-Apr-04    $15,293    $15,913
31-May-04    $15,227    $15,851
30-Jun-04    $15,260    $15,880
31-Jul-04    $15,382    $15,996
31-Aug-04    $15,591    $16,164

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

1 Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                    Schwab Tax-Free Bond Funds 7

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

FUND FACTS as of 8/31/04

STATISTICS

NUMBER OF HOLDINGS                                                         66
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
  Interest Rate Sensitivity                                               Short
  Credit Quality                                                          High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2                                                        2.07%
--------------------------------------------------------------------------------
TAXABLE-EQUIVALENT YIELD 3                                                3.18%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2                                             2.72%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                                4.0 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                                3.5 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                            AAA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                    19%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT                                               $2,500
  ($1,000 for custodial accounts)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments.

BY SECURITY TYPE

[PIE CHART]

59.4% REVENUE BONDS
18.5% GENERAL OBLIGATION BONDS
14.5% CERTIFICATES OF PARTICIPATION
 3.4% VARIABLE-RATE DEMAND NOTES
 3.2% BOND ANTICIPATION NOTES
 1.0% SPECIAL TAX BONDS

BY CREDIT QUALITY 4

[PIE CHART]

71.5% AAA
12.1% AA
10.3% A
 0.9% BBB
 5.2% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

 4.1% 0-6 MONTHS
29.4% 7-36 MONTHS
32.9% 37-60 MONTHS
33.6% MORE THAN 60 MONTHS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/04 and is not a precise indication of risk or performance--past, present or future. Definitions of style assessments:
  Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than
  4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (35.00%). Your tax rate may be different.

4 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


8 Schwab Tax-Free Bond Funds

SCHWAB LONG-TERM TAX-FREE BOND FUND(TM)

PERFORMANCE as of 8/31/04

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with its benchmark and Morningstar category.

[BAR CHART]

                        Benchmark:         Fund
                         LEHMAN          Category:
                         BROTHERS       MORNINGSTAR
                         GENERAL         MUNICIPAL
                        MUNICIPAL        NATIONAL
                FUND    BOND INDEX       LONG BOND
1 YEAR          6.77%     7.11%           6.58%
5 YEARS         6.95%     6.66%           5.58%
10 YEARS        6.26%     6.55%           5.61%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark.

$18,360  FUND
$18,873  LEHMAN BROTHERS GENERAL MUNICIPAL BOND INDEX

[LINE GRAPH]

                          LEHMAN
                          BROTHERS
                          GENERAL
                         MUNICIPAL
              FUND       BOND INDEX
31-Aug-94    $10,000       $10,000
30-Sep-94    $ 9,831       $ 9,853
31-Oct-94    $ 9,593       $ 9,678
30-Nov-94    $ 9,345       $ 9,503
31-Dec-94    $ 9,594       $ 9,712
31-Jan-95    $ 9,947       $ 9,990
28-Feb-95    $10,245       $10,280
31-Mar-95    $10,365       $10,399
30-Apr-95    $10,337       $10,411
31-May-95    $10,728       $10,743
30-Jun-95    $10,564       $10,649
31-Jul-95    $10,654       $10,750
31-Aug-95    $10,776       $10,886
30-Sep-95    $10,852       $10,955
31-Oct-95    $11,027       $11,114
30-Nov-95    $11,201       $11,298
31-Dec-95    $11,334       $11,407
31-Jan-96    $11,378       $11,493
29-Feb-96    $11,270       $11,415
31-Mar-96    $11,132       $11,269
30-Apr-96    $11,089       $11,238
31-May-96    $11,082       $11,233
30-Jun-96    $11,238       $11,356
31-Jul-96    $11,341       $11,459
31-Aug-96    $11,300       $11,457
30-Sep-96    $11,504       $11,617
31-Oct-96    $11,655       $11,748
30-Nov-96    $11,871       $11,963
31-Dec-96    $11,808       $11,913
31-Jan-97    $11,790       $11,936
28-Feb-97    $11,903       $12,045
31-Mar-97    $11,691       $11,885
30-Apr-97    $11,834       $11,985
31-May-97    $12,024       $12,165
30-Jun-97    $12,154       $12,295
31-Jul-97    $12,542       $12,636
31-Aug-97    $12,358       $12,517
30-Sep-97    $12,537       $12,666
31-Oct-97    $12,625       $12,747
30-Nov-97    $12,734       $12,822
31-Dec-97    $12,970       $13,009
31-Jan-98    $13,103       $13,143
28-Feb-98    $13,079       $13,147
31-Mar-98    $13,111       $13,159
30-Apr-98    $13,042       $13,100
31-May-98    $13,278       $13,307
30-Jun-98    $13,328       $13,359
31-Jul-98    $13,370       $13,392
31-Aug-98    $13,569       $13,600
30-Sep-98    $13,729       $13,770
31-Oct-98    $13,708       $13,770
30-Nov-98    $13,756       $13,818
31-Dec-98    $13,765       $13,852
31-Jan-99    $13,927       $14,017
28-Feb-99    $13,835       $13,956
31-Mar-99    $13,867       $13,975
30-Apr-99    $13,882       $14,010
31-May-99    $13,734       $13,929
30-Jun-99    $13,416       $13,728
31-Jul-99    $13,421       $13,778
31-Aug-99    $13,115       $13,667
30-Sep-99    $13,052       $13,673
31-Oct-99    $12,757       $13,525
30-Nov-99    $12,952       $13,669
31-Dec-99    $12,764       $13,566
31-Jan-00    $12,660       $13,508
29-Feb-00    $12,870       $13,664
31-Mar-00    $13,311       $13,964
30-Apr-00    $13,179       $13,881
31-May-00    $13,050       $13,809
30-Jun-00    $13,509       $14,175
31-Jul-00    $13,716       $14,372
31-Aug-00    $13,977       $14,593
30-Sep-00    $13,841       $14,518
31-Oct-00    $14,065       $14,676
30-Nov-00    $14,231       $14,787
31-Dec-00    $14,751       $15,153
31-Jan-01    $14,777       $15,303
28-Feb-01    $14,815       $15,352
31-Mar-01    $14,947       $15,490
30-Apr-01    $14,737       $15,322
31-May-01    $14,883       $15,488
30-Jun-01    $15,010       $15,592
31-Jul-01    $15,255       $15,822
31-Aug-01    $15,554       $16,084
30-Sep-01    $15,451       $16,029
31-Oct-01    $15,667       $16,220
30-Nov-01    $15,535       $16,083
31-Dec-01    $15,311       $15,931
31-Jan-02    $15,618       $16,206
28-Feb-02    $15,803       $16,402
31-Mar-02    $15,499       $16,081
30-Apr-02    $15,809       $16,394
31-May-02    $15,912       $16,494
30-Jun-02    $16,073       $16,669
31-Jul-02    $16,298       $16,884
31-Aug-02    $16,524       $17,087
30-Sep-02    $16,940       $17,461
31-Oct-02    $16,698       $17,171
30-Nov-02    $16,620       $17,099
31-Dec-02    $16,982       $17,460
31-Jan-03    $16,955       $17,416
28-Feb-03    $17,203       $17,660
31-Mar-03    $17,275       $17,671
30-Apr-03    $17,408       $17,787
31-May-03    $17,834       $18,203
30-Jun-03    $17,721       $18,125
31-Jul-03    $17,070       $17,491
31-Aug-03    $17,195       $17,622
30-Sep-03    $17,736       $18,140
31-Oct-03    $17,624       $18,049
30-Nov-03    $17,793       $18,237
31-Dec-03    $17,918       $18,388
31-Jan-04    $18,025       $18,493
29-Feb-04    $18,286       $18,772
31-Mar-04    $18,232       $18,707
30-Apr-04    $17,826       $18,263
31-May-04    $17,775       $18,198
30-Jun-04    $17,831       $18,263
31-Jul-04    $18,038       $18,502
31-Aug-04    $18,360       $18,873

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                    Schwab Tax-Free Bond Funds 9

SCHWAB LONG-TERM TAX-FREE BOND FUND

FUND FACTS as of 8/31/04

STATISTICS

NUMBER OF HOLDINGS                                                         47
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
  Interest Rate Sensitivity                                               Long
  Credit Quality                                                          High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2                                                        3.88%
--------------------------------------------------------------------------------
30-DAY SEC YIELD--NO WAIVER 3                                             3.86%
--------------------------------------------------------------------------------
TAXABLE-EQUIVALENT YIELD 4                                                5.97%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2                                             3.92%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                               12.9 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                                7.0 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                            AAA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                    10%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT                                               $2,500
  ($1,000 for custodial accounts)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments.

BY SECURITY TYPE

[PIE CHART]

67.2% REVENUE BONDS
23.4% GENERAL OBLIGATION BONDS
 5.6% CERTIFICATES OF PARTICIPATION
 3.7% VARIABLE-RATE DEMAND NOTES
 0.1% OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 5

[PIE CHART]

80.4% AAA
 7.0% AA
11.2% A
 1.3% BBB
 0.1% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

 3.8% 0-1 YEAR
16.5% 2-10 YEARS
71.1% 11-20 YEARS
 8.6% 21-30 YEARS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/04 and is not a precise indication of risk or performance--past, present or future. Definitions of style assessments:
  Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than
  4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 Fund expenses have been partially absorbed by CSIM and Schwab. The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

4 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (35.00%). Your tax rate may be different.

5 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


10 Schwab Tax-Free Bond Funds

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND(TM)

PERFORMANCE as of 8/31/04

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with its benchmark and Morningstar category.

[BAR CHART]

                                              Fund
                          Benchmark:         Category:
                           LEHMAN           MORNINGSTAR
                          BROTHERS           MUNICIPAL
                           3-YEAR            CALIFORNIA
                          MUNICIPAL      INTERMEDIATE/SHORT
                FUND      BOND INDEX           BOND
1 YEAR          3.59%      2.83%              4.84%
5 YEARS         4.52%      4.85%              5.13%
10 YEARS        4.57%      4.91%              5.20%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark.

$15,640  FUND
$16,164  LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX

[LINE GRAPH]

                         LEHMAN
                        BROTHERS
                         3-YEAR
                        MUNICIPAL
              FUND      BOND INDEX
31-Aug-94    $10,000     $10,000
30-Sep-94     $9,962      $9,975
31-Oct-94     $9,894      $9,951
30-Nov-94     $9,785      $9,933
31-Dec-94     $9,843      $9,976
31-Jan-95     $9,962     $10,058
28-Feb-95    $10,109     $10,165
31-Mar-95    $10,200     $10,256
30-Apr-95    $10,216     $10,290
31-May-95    $10,420     $10,448
30-Jun-95    $10,403     $10,473
31-Jul-95    $10,515     $10,584
31-Aug-95    $10,616     $10,667
30-Sep-95    $10,674     $10,696
31-Oct-95    $10,755     $10,748
30-Nov-95    $10,833     $10,817
31-Dec-95    $10,872     $10,862
31-Jan-96    $10,939     $10,947
29-Feb-96    $10,932     $10,949
31-Mar-96    $10,884     $10,923
30-Apr-96    $10,900     $10,936
31-May-96    $10,907     $10,946
30-Jun-96    $10,965     $11,011
31-Jul-96    $11,036     $11,072
31-Aug-96    $11,052     $11,088
30-Sep-96    $11,123     $11,156
31-Oct-96    $11,197     $11,234
30-Nov-96    $11,301     $11,339
31-Dec-96    $11,296     $11,344
31-Jan-97    $11,334     $11,394
28-Feb-97    $11,393     $11,450
31-Mar-97    $11,321     $11,390
30-Apr-97    $11,372     $11,439
31-May-97    $11,469     $11,532
30-Jun-97    $11,541     $11,600
31-Jul-97    $11,683     $11,738
31-Aug-97    $11,665     $11,715
30-Sep-97    $11,738     $11,799
31-Oct-97    $11,768     $11,851
30-Nov-97    $11,808     $11,885
31-Dec-97    $11,883     $11,966
31-Jan-98    $11,966     $12,045
28-Feb-98    $11,991     $12,070
31-Mar-98    $11,999     $12,090
30-Apr-98    $11,968     $12,073
31-May-98    $12,069     $12,185
30-Jun-98    $12,096     $12,226
31-Jul-98    $12,161     $12,271
31-Aug-98    $12,270     $12,390
30-Sep-98    $12,380     $12,469
31-Oct-98    $12,408     $12,529
30-Nov-98    $12,446     $12,559
31-Dec-98    $12,456     $12,589
31-Jan-99    $12,564     $12,703
28-Feb-99    $12,564     $12,717
31-Mar-99    $12,582     $12,729
30-Apr-99    $12,597     $12,768
31-May-99    $12,577     $12,750
30-Jun-99    $12,479     $12,674
31-Jul-99    $12,545     $12,736
31-Aug-99    $12,535     $12,751
30-Sep-99    $12,599     $12,800
31-Oct-99    $12,552     $12,801
30-Nov-99    $12,616     $12,857
31-Dec-99    $12,538     $12,837
31-Jan-00    $12,601     $12,860
29-Feb-00    $12,652     $12,900
31-Mar-00    $12,759     $12,966
30-Apr-00    $12,698     $12,968
31-May-00    $12,741     $12,981
30-Jun-00    $12,936     $13,146
31-Jul-00    $13,069     $13,252
31-Aug-00    $13,202     $13,354
30-Sep-00    $13,167     $13,358
31-Oct-00    $13,249     $13,432
30-Nov-00    $13,292     $13,486
31-Dec-00    $13,447     $13,637
31-Jan-01    $13,656     $13,843
28-Feb-01    $13,656     $13,897
31-Mar-01    $13,718     $13,994
30-Apr-01    $13,589     $13,973
31-May-01    $13,754     $14,100
30-Jun-01    $13,822     $14,164
31-Jul-01    $13,958     $14,279
31-Aug-01    $14,119     $14,427
30-Sep-01    $14,118     $14,499
31-Oct-01    $14,239     $14,594
30-Nov-01    $14,167     $14,548
31-Dec-01    $14,105     $14,534
31-Jan-02    $14,267     $14,718
28-Feb-02    $14,357     $14,829
31-Mar-02    $14,139     $14,608
30-Apr-02    $14,343     $14,823
31-May-02    $14,439     $14,908
30-Jun-02    $14,533     $15,037
31-Jul-02    $14,642     $15,154
31-Aug-02    $14,778     $15,251
30-Sep-02    $14,981     $15,371
31-Oct-02    $14,756     $15,287
30-Nov-02    $14,765     $15,291
31-Dec-02    $14,970     $15,512
31-Jan-03    $14,953     $15,561
28-Feb-03    $15,070     $15,661
31-Mar-03    $15,079     $15,642
30-Apr-03    $15,144     $15,684
31-May-03    $15,339     $15,805
30-Jun-03    $15,262     $15,780
31-Jul-03    $15,001     $15,638
31-Aug-03    $15,098     $15,718
30-Sep-03    $15,378     $15,953
31-Oct-03    $15,318     $15,878
30-Nov-03    $15,355     $15,894
31-Dec-03    $15,423     $15,928
31-Jan-04    $15,474     $15,983
29-Feb-04    $15,626     $16,119
31-Mar-04    $15,563     $16,076
30-Apr-04    $15,322     $15,913
31-May-04    $15,274     $15,851
30-Jun-04    $15,341     $15,880
31-Jul-04    $15,452     $15,996
31-Aug-04    $15,640     $16,164

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

1 Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                   Schwab Tax-Free Bond Funds 11

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

FUND FACTS as of 8/31/04

STATISTICS

NUMBER OF HOLDINGS                                                         72
-------------------------------------------------------------------------------
STYLE ASSESSMENT 1
  Interest Rate Sensitivity                                               Short
  Credit Quality                                                          High
-------------------------------------------------------------------------------
30-DAY SEC YIELD 2                                                       2.20%
-------------------------------------------------------------------------------
TAXABLE-EQUIVALENT YIELD 3                                               3.73%
-------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2                                            2.95%
-------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                               4.7 yrs
-------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                               3.2 yrs
-------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                            AA
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                   17%
-------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT                                               $2,500
  ($1,000 for custodial accounts)
-------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments.

BY SECURITY TYPE

[PIE CHART]

61.1% REVENUE BONDS
14.8% GENERAL OBLIGATION BONDS
12.3% CERTIFICATES OF PARTICIPATION
 5.9% VARIABLE-RATE DEMAND NOTES
 3.6% TAX ALLLOCATION BONDS
 1.6% PUT BONDS
 0.7% SPECIAL TAX BONDS

BY CREDIT QUALITY 4

[PIE CHART]

65.1% AAA
15.3% AA
16.7% A
 2.5% BBB
 0.4% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

 5.0% 0-6 MONTHS
27.3% 7-36 MONTHS
17.8% 37-60 MONTHS
49.9% MORE THAN 60 MONTHS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/04 and is not a precise indication of risk or performance--past, present or future. Definitions of style assessments:
  Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than
  4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (41.05%). Your tax rate may be different.

4 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


12 Schwab Tax-Free Bond Funds

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND(TM)

PERFORMANCE as of 8/31/04

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with its benchmark and Morningstar category.

[BAR CHART]

                                Benchmark:
                                  LEHMAN           Fund
                                 BROTHERS        Category:
                                  GENERAL       MORNINGSTAR
                                 MUNICIPAL       MUNICIPAL
                                   BOND         CALIFORNIA
                     FUND         INDEX          LONG BOND
1 YEAR               7.36%         7.11%           6.99%
5 YEARS               6.5%         6.66%           5.66%
10 YEARS             6.27%         6.55%           5.76%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark.

$18,403  FUND
$18,873  LEHMAN BROTHERS GENERAL MUNICIPAL BOND INDEX

[LINE GRAPH]

                         LEHMAN
                         BROTHERS
                         GENERAL
                        MUNICIPAL
              FUND      BOND INDEX
31-Aug-94    $10,000     $10,000
30-Sep-94     $9,832      $9,853
31-Oct-94     $9,569      $9,678
30-Nov-94     $9,342      $9,503
31-Dec-94     $9,496      $9,712
31-Jan-95     $9,896      $9,990
28-Feb-95    $10,224     $10,280
31-Mar-95    $10,323     $10,399
30-Apr-95    $10,317     $10,411
31-May-95    $10,664     $10,743
30-Jun-95    $10,488     $10,649
31-Jul-95    $10,548     $10,750
31-Aug-95    $10,698     $10,886
30-Sep-95    $10,787     $10,955
31-Oct-95    $11,000     $11,114
30-Nov-95    $11,231     $11,298
31-Dec-95    $11,384     $11,407
31-Jan-96    $11,463     $11,493
29-Feb-96    $11,362     $11,415
31-Mar-96    $11,172     $11,269
30-Apr-96    $11,117     $11,238
31-May-96    $11,125     $11,233
30-Jun-96    $11,267     $11,356
31-Jul-96    $11,392     $11,459
31-Aug-96    $11,386     $11,457
30-Sep-96    $11,575     $11,617
31-Oct-96    $11,702     $11,748
30-Nov-96    $11,945     $11,963
31-Dec-96    $11,877     $11,913
31-Jan-97    $11,886     $11,936
28-Feb-97    $11,998     $12,045
31-Mar-97    $11,787     $11,885
30-Apr-97    $11,904     $11,985
31-May-97    $12,125     $12,165
30-Jun-97    $12,229     $12,295
31-Jul-97    $12,694     $12,636
31-Aug-97    $12,520     $12,517
30-Sep-97    $12,683     $12,666
31-Oct-97    $12,771     $12,747
30-Nov-97    $12,868     $12,822
31-Dec-97    $13,069     $13,009
31-Jan-98    $13,236     $13,143
28-Feb-98    $13,226     $13,147
31-Mar-98    $13,204     $13,159
30-Apr-98    $13,140     $13,100
31-May-98    $13,369     $13,307
30-Jun-98    $13,408     $13,359
31-Jul-98    $13,425     $13,392
31-Aug-98    $13,641     $13,600
30-Sep-98    $13,841     $13,770
31-Oct-98    $13,835     $13,770
30-Nov-98    $13,910     $13,818
31-Dec-98    $13,907     $13,852
31-Jan-99    $14,055     $14,017
28-Feb-99    $14,008     $13,956
31-Mar-99    $14,043     $13,975
30-Apr-99    $14,035     $14,010
31-May-99    $13,909     $13,929
30-Jun-99    $13,669     $13,728
31-Jul-99    $13,652     $13,778
31-Aug-99    $13,424     $13,667
30-Sep-99    $13,417     $13,673
31-Oct-99    $13,102     $13,525
30-Nov-99    $13,269     $13,669
31-Dec-99    $13,054     $13,566
31-Jan-00    $12,922     $13,508
29-Feb-00    $13,180     $13,664
31-Mar-00    $13,624     $13,964
30-Apr-00    $13,463     $13,881
31-May-00    $13,408     $13,809
30-Jun-00    $13,852     $14,175
31-Jul-00    $14,095     $14,372
31-Aug-00    $14,454     $14,593
30-Sep-00    $14,394     $14,518
31-Oct-00    $14,508     $14,676
30-Nov-00    $14,658     $14,787
31-Dec-00    $15,041     $15,153
31-Jan-01    $15,126     $15,303
28-Feb-01    $15,155     $15,352
31-Mar-01    $15,275     $15,490
30-Apr-01    $15,012     $15,322
31-May-01    $15,198     $15,488
30-Jun-01    $15,258     $15,592
31-Jul-01    $15,552     $15,822
31-Aug-01    $15,955     $16,084
30-Sep-01    $15,860     $16,029
31-Oct-01    $16,058     $16,220
30-Nov-01    $15,976     $16,083
31-Dec-01    $15,781     $15,931
31-Jan-02    $15,997     $16,206
28-Feb-02    $16,164     $16,402
31-Mar-02    $15,793     $16,081
30-Apr-02    $16,067     $16,394
31-May-02    $16,172     $16,494
30-Jun-02    $16,306     $16,669
31-Jul-02    $16,527     $16,884
31-Aug-02    $16,774     $17,087
30-Sep-02    $17,249     $17,461
31-Oct-02    $16,794     $17,171
30-Nov-02    $16,736     $17,099
31-Dec-02    $17,072     $17,460
31-Jan-03    $16,995     $17,416
28-Feb-03    $17,298     $17,660
31-Mar-03    $17,314     $17,671
30-Apr-03    $17,474     $17,787
31-May-03    $17,930     $18,203
30-Jun-03    $17,767     $18,125
31-Jul-03    $17,090     $17,491
31-Aug-03    $17,142     $17,622
30-Sep-03    $17,592     $18,140
31-Oct-03    $17,519     $18,049
30-Nov-03    $17,701     $18,237
31-Dec-03    $17,871     $18,388
31-Jan-04    $17,951     $18,493
29-Feb-04    $18,254     $18,772
31-Mar-04    $18,180     $18,707
30-Apr-04    $17,766     $18,263
31-May-04    $17,678     $18,198
30-Jun-04    $17,786     $18,263
31-Jul-04    $18,008     $18,502
31-Aug-04    $18,403     $18,873

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

1 Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                   Schwab Tax-Free Bond Funds 13

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

FUND FACTS as of 8/31/04

STATISTICS

NUMBER OF HOLDINGS                                                         71
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
  Interest Rate Sensitivity                                               Long
  Credit Quality                                                          High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2                                                        4.32%
--------------------------------------------------------------------------------
TAXABLE-EQUIVALENT YIELD 3                                                7.33%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2                                             4.22%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                               16.6 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                                7.9 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                            AA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                    15%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT                                               $2,500
  ($1,000 for custodial accounts)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments.

BY SECURITY TYPE

[PIE CHART]

73.3% REVENUE BONDS
11.2% CERTIFICATES OF PARTICIPATION
 7.4% GENERAL OBLIGATION BONDS
 5.9% TAX ALLOCATION BONDS
 1.8% SPECIAL TAX BONDS
 0.4% VARIABLE-RATE DEMAND NOTES

BY CREDIT QUALITY 4

[PIE CHART]

61.0% AAA
 4.1% AA
12.8% A
20.6% BBB
 1.5% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

 2.3% 0-1 YEAR
 9.0% 2-10 YEARS
58.7% 11-20 YEARS
27.5% 21-30 YEARS
 2.5% MORE THAN 30 YEARS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/04 and is not a precise indication of risk or performance--past, present or future. Definitions of style assessments:
  Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than
  4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (41.05%). Your tax rate may be different.

4 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


14 Schwab Tax-Free Bond Funds

FUND EXPENSES

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning March 1, 2004 and held through August 31, 2004.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                                           ENDING
                                                                    BEGINNING           ACCOUNT VALUE                EXPENSES
                                           EXPENSE RATIO 1        ACCOUNT VALUE       (Net of Expenses)         PAID DURING PERIOD 2
                                            (Annualized)           at 3/1/04             at 8/31/04                3/1/04-8/31/04
------------------------------------------------------------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE
TAX-FREE BOND FUND(TM)                          0.63%
   Actual Return                                                     $1,000                 $997.50                   $3.16
   Hypothetical 5% Return                                            $1,000               $1,021.97                   $3.20
------------------------------------------------------------------------------------------------------------------------------------
SCHWAB LONG-TERM
TAX-FREE BOND FUND(TM)                          0.65%
   Actual Return                                                     $1,000               $1,004.00                   $3.27
   Hypothetical 5% Return                                            $1,000               $1,021.87                   $3.30
------------------------------------------------------------------------------------------------------------------------------------
SCHWAB CALIFORNIA SHORT/
INTERMEDIATE TAX-FREE BOND FUND(TM)             0.61%
   Actual Return                                                     $1,000               $1,000.90                   $3.07
   Hypothetical 5% Return                                            $1,000               $1,022.07                   $3.10
------------------------------------------------------------------------------------------------------------------------------------
SCHWAB CALIFORNIA LONG-TERM
TAX-FREE BOND FUND(TM)                          0.61%
   Actual Return                                                     $1,000               $1,008.20                   $3.08
   Hypothetical 5% Return                                            $1,000               $1,022.07                   $3.10
------------------------------------------------------------------------------------------------------------------------------------

1 Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

2 Expenses for each fund are equal to that fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.


                                                   Schwab Tax-Free Bond Funds 15

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                      9/1/03-       9/1/02-       9/1/01-       9/1/00-       9/1/99-
                                                      8/31/04       8/31/03       8/31/02       8/31/01       8/31/00
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 10.59         10.63         10.42         10.08         10.05
                                                      ------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                0.29          0.30          0.35          0.39          0.41
   Net realized and unrealized gains or losses          0.10         (0.04)         0.20          0.34          0.03
                                                      ------------------------------------------------------------------------------
   Total income from investment operations              0.39          0.26          0.55          0.73          0.44
Less distributions:
   Dividends from net investment income                (0.29)        (0.30)        (0.34)        (0.39)        (0.41)
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                       10.69         10.59         10.63         10.42         10.08
                                                      ------------------------------------------------------------------------------
Total return (%)                                        3.74          2.50          5.37          7.42          4.50

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                               0.63          0.60          0.49          0.49          0.50 1
   Gross operating expenses                             0.63          0.63          0.70          0.73          0.75
   Net investment income                                2.73          2.83          3.29          3.84          4.11
Portfolio turnover rate                                   19            11            28            14            11
Net assets, end of period ($ x 1,000,000)                161           159           139           109            76


1 The ratio of net operating expenses would have been 0.49% if certain non-routine expenses (proxy fees) had not been included.


16 See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS as of August 31, 2004.

This section shows all the securities in the fund's portfolio and their value, as of the report date.

Beginning with the fiscal quarter ended November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q will be available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund's most recent Form N-Q will be available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 +  Credit-enhanced security

 ~  Liquidity-enhanced security

 o  Certificate of participation

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                        COST             VALUE
HOLDINGS BY CATEGORY                                 ($x1,000)         ($x1,000)
--------------------------------------------------------------------------------
 98.8%  MUNICIPAL BONDS                                154,987           159,388

  0.0%  OTHER INVESTMENT
        COMPANIES                                           47                47
--------------------------------------------------------------------------------
 98.8%  TOTAL INVESTMENTS                              155,034           159,435

  1.2%  OTHER ASSETS AND
        LIABILITIES                                                        1,956
--------------------------------------------------------------------------------
100.0%  NET ASSETS                                                       161,391

       ISSUER
       PROJECT                                                                              MATURITY     FACE AMOUNT        VALUE
          TYPE OF SECURITY, SERIES                                                RATE        DATE       ($ x 1,000)     ($ x 1,000)
       MUNICIPAL BONDS 98.8% of net assets

       FIXED-RATE OBLIGATIONS 95.4%
       -----------------------------------------------------------------------------------------------------------------------------
       ARIZONA 5.0%

 +o(3) ARIZONA STATE
          Refunding Bonds, Series 2002B                                           5.00%     09/01/07         5,000             5,413

       CATALINA FOOTHILLS UNIFIED SCHOOL DISTRICT NO. 16
     +    General Obligation Refunding Bonds, Series 2004                         4.25%     07/01/06         1,235             1,291
     +    General Obligation Refunding Bonds, Series 2004                         5.00%     07/01/07         1,315             1,418
                                                                                                                         -----------
                                                                                                                               8,122

       CALIFORNIA 9.7%

       ALAMEDA PUBLIC FINANCING AUTHORITY
       1997 Revenue Bond Refinancing
          Revenue Bonds, Series 1999                                              4.95%     09/02/07         2,065             2,122

       CALIFORNIA DEPARTMENT OF WATER RESOURCES
          Power Supply Revenue Bonds, Series 2002A                                5.50%     05/01/10         1,000             1,123

  +(1) CALIFORNIA STATE PUBLIC WORKS BOARD
       Department of Corrections
          Lease Revenue Refunding Bonds, Series 2004D                             5.00%     12/01/09         5,500             6,109


                                                         See financial notes. 17

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

       ISSUER
       PROJECT                                                                              MATURITY     FACE AMOUNT        VALUE
          TYPE OF SECURITY, SERIES                                                RATE        DATE       ($ x 1,000)     ($ x 1,000)
       CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
       Kaiser Permanente
          Revenue Bonds, Series 2002D                                             4.35%     03/01/07          3,000            3,127

       SANTA CLARA COUNTY FINANCING AUTHORITY
       Measure B Transportation Improvement Program
          Special Obligation Bonds, Series 2003                                   4.00%     08/01/06          3,000            3,112
                                                                                                                         -----------
                                                                                                                              15,593

       COLORADO 1.3%

     + ADAMS COUNTY, SCHOOL DISTRICT #50
          General Obligation Refunding Bonds, Series 2004                         4.00%     12/01/07          2,000            2,113

       CONNECTICUT 0.7%

     + CONNECTICUT STATE
          General Obligation Refunding Bonds, Series 2004B                        4.00%     12/01/09          1,000            1,061

       DISTRICT OF COLUMBIA  2.6%

  +(8) WASHINGTON D.C. CONVENTION CENTER AUTHORITY
          Dedicated Tax Senior Lien Revenue Bonds, Series 1998                    5.00%     10/01/06          4,000            4,252

       FLORIDA 2.1%

     + MIAMI-DADE COUNTY
       Miami International Airport (Hub of the Americas)
          Aviation Revenue Refunding Bonds, Series 2004                           2.00%     10/01/05          3,450            3,460

       GEORGIA 4.5%

 +(10) ATLANTA
          Airport General Revenue Refunding Bonds,
          Series 2003RF-A                                                         5.00%     01/01/10          3,660            4,024

       GEORGIA STATE
          General Obligation Bonds, Series 2000D                                  6.00%     10/01/07          2,865            3,197
                                                                                                                         -----------
                                                                                                                               7,221

       ILLINOIS 0.7%

     + CHICAGO PUBLIC BUILDING COMMISSION
       Board of Education Building
          Revenue Bonds, Series 1999C                                             5.50%     02/01/06          1,000            1,052

       INDIANA 1.4%

     + LAKE COUNTY
          First Mortgage Lease Revenue Bonds, Series 2000                         5.25%     08/01/09          2,040            2,273

       KENTUCKY 2.5%

       KENTUCKY PROPERTY & BUILDINGS COMMISSION
       Project No. 71
          Revenue Bonds                                                           5.50%     08/01/09          2,795            3,166
          Revenue Bonds                                                           5.50%     08/01/09            705              793
                                                                                                                         -----------
                                                                                                                               3,959


18 See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

       ISSUER
       PROJECT                                                                              MATURITY     FACE AMOUNT        VALUE
          TYPE OF SECURITY, SERIES                                                RATE        DATE       ($ x 1,000)     ($ x 1,000)
       LOUISIANA 1.0%

    +o NEW ORLEANS
          Refunding Bonds, Series 1998B                                           4.50%     12/01/05          1,600            1,643

       MASSACHUSETTS 3.1%

       MASSACHUSETTS STATE
          General Obligation Refunding Bonds, Series 2001A                        5.50%     01/01/11          2,500            2,828
     + Consolidated Loan of 2002
          Special Obligation Revenue Bonds, Series A                              5.00%     06/01/10          2,000            2,220
                                                                                                                         -----------
                                                                                                                               5,048

       MICHIGAN 3.3%

     + DETROIT
          Limited Tax General Obligation Capital Improvement
          Bonds, Series 2002A                                                     5.00%     04/01/07          1,000            1,074

  +(9) WAYNE COUNTY
       Detroit Metropolitan Wayne County Airport
          Airport Revenue Refunding Bonds, Series 2002D                           5.00%     12/01/10          3,900            4,241
                                                                                                                         -----------
                                                                                                                               5,315

       MISSOURI 1.4%

     + ST. LOUIS MUNICIPAL FINANCE CORP.
       Convention Center Project
          Leasehold Revenue Refunding Bonds, Series 2003                          5.25%     07/15/10          2,000            2,247

       NEBRASKA 2.3%

     + AMERICAN PUBLIC ENERGY AGENCY
       Nebraska Public Gas Agency Project
           Gas Supply Revenue Bonds, Series 1998C                                 4.00%     09/01/07          3,500            3,688

       NEVADA 1.0%

     + HENDERSON
       Seven Hills
          Senior Limited Obligation Refunding Bonds, Series 2001A                 4.63%     08/01/11          1,540            1,680

       NEW JERSEY 3.3%

     + MERCER COUNTY
       Regional Sludge Project
          Refunding Revenue Bonds, Series 2003                                    5.00%     12/15/09          1,300            1,442

    +o NEW JERSEY TRANSIT CORP.
       Federal Transit Administration Grants
          Series 2000B                                                            5.50%     09/15/07          3,500            3,815
                                                                                                                         -----------
                                                                                                                               5,257

       NEW MEXICO 0.9%

       FARMINGTON
       Public Service Co. of New Mexico, San Juan and Four
       Corners Project
          Pollution Control Revenue Refunding Bonds,
          Series 2003A                                                            2.75%     04/01/06          1,500            1,491


                                                         See financial notes. 19

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

       ISSUER
       PROJECT                                                                              MATURITY     FACE AMOUNT        VALUE
          TYPE OF SECURITY, SERIES                                                RATE        DATE       ($ x 1,000)     ($ x 1,000)
       NEW YORK 12.6%

     + FRANKLIN COUNTY
          General Obligation Public Improvement Bonds,
          Series 1998                                                             4.25%     11/01/06            715              752

       NEW YORK CITY
          General Obligation Bonds, Series 1999H                                  4.75%     03/15/07          3,000            3,178
          General Obligation Bonds, Series 2003A                                  5.25%     08/01/09          1,825            2,009
          General Obligation Bonds, Series 2003B                                  5.25%     08/01/09          1,000            1,101
          General Obligation Bonds, Series 2003J                                  5.00%     06/01/09          2,500            2,717

       NEW YORK STATE THRUWAY AUTHORITY
   (4)    General Revenue Bond Anticipation Notes, Series 2004A                   2.25%     10/06/05          5,000            5,040
  +(7) Second General Highway & Bridge Trust Fund
          Revenue Bonds, Series 2003A                                             5.25%     04/01/12          4,000            4,525

       NEW YORK STATE URBAN DEVELOPMENT CORP.
       Correctional Facilities Service Contract
          Revenue Bonds, Series 1998A                                             5.00%     01/01/05          1,000            1,012
                                                                                                                         -----------
                                                                                                                              20,334

       NORTH CAROLINA 7.4%

  o(5) CHARLOTTE
       Fiscal Year 2004 Equipment Acquisition Project
          Series 2004C                                                            4.00%     03/01/07          4,540            4,748

     + DURHAM COUNTY
          Enterprise System Revenue Bonds, Series 2002                            5.00%     06/01/09          1,495            1,653

       NORTH CAROLINA MUNICIPAL POWER AGENCY
       Catawaba Electric
     +    Revenue Bonds, Series 1995A                                             5.10%     01/01/07          2,000            2,124
     +    Revenue Bonds, Series 1999A                                             5.75%     01/01/09          3,000            3,383
                                                                                                                         -----------
                                                                                                                              11,908

       OHIO 4.4%

       OHIO STATE
          Higher Education Capital Facilities Bonds, Series II-2001A              5.50%     12/01/08          3,000            3,359
       Administrative Building Fund Projects
          State Facilities Bonds, Series 1998A                                    5.13%     10/01/06          3,580            3,818
                                                                                                                         -----------
                                                                                                                               7,177

       OREGON 1.8%

    +o OREGON STATE
       Department of Administrative Services
          Refunding Bonds, Series 2002C                                           5.00%     11/01/07          2,705            2,940

       PENNSYLVANIA 3.5%

    +  PENNSYLVANIA INDUSTRIAL DEVELOPMENT AUTHORITY
          Economic Development Revenue Bonds, Series 1994                         7.00%     07/01/07          1,000            1,131

  +(6) PHILADELPHIA
          Water & Wastewater Revenue Refunding Bonds,
          Series 2001B                                                            5.50%     11/01/11          4,000            4,584
                                                                                                                         -----------
                                                                                                                               5,715


20 See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

       ISSUER
       PROJECT                                                                              MATURITY     FACE AMOUNT        VALUE
          TYPE OF SECURITY, SERIES                                                RATE        DATE       ($ x 1,000)     ($ x 1,000)

       PUERTO RICO 1.4%

     + PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY
          Transportation Revenue Refunding Bonds, Series 2003H                    5.00%     07/01/10          2,000            2,189

       SOUTH CAROLINA 2.0%

     + CHARLESTON COUNTY
       Care Alliance Health Services
          Revenue Bonds, Series 1999A                                             4.25%     08/15/07          3,000            3,175

       TEXAS 7.1%

  +(2) DALLAS WATER & SEWER UTILITIES
          Revenue Refunding & Improvement Bonds, Series 2003                      5.00%     10/01/10          5,000            5,534

     + DENTON UTILITY SYSTEM
          Revenue Refunding & Improvement Bonds, Series 2001                      5.00%     12/01/12          2,030            2,219

       FORT WORTH
          General Purpose Improvement & Refunding Bonds,
          Series 2001                                                             5.00%     03/01/10          1,090            1,201

     + HOUSTON PORT AUTHORITY
          Port Improvement General Obligation Bonds,
          Series 2001B                                                            5.25%     10/01/10          2,205            2,449
                                                                                                                         -----------
                                                                                                                              11,403

       WASHINGTON 6.1%

     + PORT OF SEATTLE
          Passenger Facility Charge Revenue Bonds, Series 1998B                   5.00%     12/01/07          1,395            1,505

     + SNOHOMISH COUNTY
          Refunding Limited General Obligation Bonds                              4.50%     12/01/12          1,920            2,048

    +o WASHINGTON STATE
       Department of Ecology State Office Building Project
          Refunding Bonds, Series 2001                                            4.75%     04/01/12          1,710            1,832

       WASHINGTON STATE PUBLIC POWER SUPPLY SYSTEM
       Nuclear Project No. 2
     +    Refunding Revenue Bonds, Series 1993A                                   5.70%     07/01/08          2,980            3,356
     +    Refunding Revenue Bonds, Series 1993A                                   5.70%     07/01/08          1,020            1,137
                                                                                                                         -----------
                                                                                                                               9,878
       WISCONSIN 2.3%

       WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY
       Carroll College, Inc. Project
          Revenue Bonds, Series 1998                                              4.80%     10/01/06          1,000            1,042

    +o WISCONSIN STATE
       Master Lease Series 2002D

                                                                                  5.00%     09/01/07          2,500            2,702
                                                                                                                         -----------
                                                                                                                               3,744


                                                         See financial notes. 21

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

       ISSUER
       PROJECT                                                                              MATURITY     FACE AMOUNT        VALUE
          TYPE OF SECURITY, SERIES                                                RATE        DATE       ($ x 1,000)     ($ x 1,000)
       VARIABLE-RATE OBLIGATIONS  3.4%
       -----------------------------------------------------------------------------------------------------------------------------
       ALASKA 0.6%

       VALDEZ
       BP Pipelines, Inc. Project
          Marine Terminal Revenue Refunding Bonds, Series 2003B                   1.35%     09/01/04            800              800

       Exxon Pipeline Co. Project
          Marine Terminal Revenue Refunding Bonds, Series 1993A                   1.27%     09/01/04            150              150
                                                                                                                         -----------
                                                                                                                                 950

       CALIFORNIA 2.5%

     + CALIFORNIA
          Economic Recovery Bonds, Series 2004C-6                                 1.34%     09/01/04          3,100            3,100

     + CALIFORNIA DEPT OF WATER RESOURCES
          Power Supply Revenue Bonds, Series 2002B-2                              1.40%     09/01/04            150              150

     ~ ORANGE COUNTY, SANITATION DISTRICT
         Revenue Refunding Bonds, Series 2000B                                    1.33%     09/01/04            750              750
                                                                                                                         -----------
                                                                                                                               4,000

       NEW YORK 0.3%

     + LONG ISLAND POWER AUTHORITY
          Electric System Subordinated Revenue Bonds,
          Series 2001-2B                                                          1.33%     09/01/04            500              500

                                                                                                                            VALUE
       SECURITY AND NUMBER OF SHARES                                                                                     ($ x 1,000)
       OTHER INVESTMENT COMPANIES 0.0% of net assets

       PROVIDENT INSTITUTIONAL FUNDS--
       MUNI FUND PORTFOLIO 47,088                                                                                                 47

END OF INVESTMENTS.


22 See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2004. All numbers are x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                  $159,435 a
Receivables:
   Fund shares sold                                                         105
   Interest                                                               2,042
Prepaid expenses                                                    +         9
                                                                    ------------
TOTAL ASSETS                                                            161,591

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                      45
   Dividends to shareholders                                                109
   Investment adviser and administrator fees                                  2
   Transfer agent and shareholder service fees                                2
Accrued expenses                                                    +        42
                                                                    ------------
TOTAL LIABILITIES                                                           200

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            161,591
TOTAL LIABILITIES                                                   -       200
                                                                    ------------
NET ASSETS                                                             $161,391

NET ASSETS BY SOURCE
Capital received from investors                                         157,121
Net investment income not yet distributed                                    21
Net realized capital losses                                                (152)
Net unrealized capital gains                                              4,401

NET ASSET VALUE (NAV)

                 SHARES
NET ASSETS   /   OUTSTANDING   =   NAV
$161,391         15,095            $10.69

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $155,034.

  Not counting short-term obligations, the fund's security transactions during the period were:

     Purchases               $39,120
     Sales/maturities        $29,689

  The fund's total security transactions with other SchwabFunds during the period were $70,298.

FEDERAL TAX DATA
-----------------------------------------------------

PORTFOLIO COST                              $155,013

NET UNREALIZED GAINS AND LOSSES:
Gains                                         $4,844
Losses                                   +      (422)
                                         ------------
                                              $4,422

AS OF AUGUST 31, 2004:

UNDISTRIBUTED EARNINGS:
Tax-exempt income                               $109
Long-term capital gains                          $--

CAPITAL LOSSES UTILIZED                         $322

UNUSED CAPITAL LOSSES:
Expires 08/31 of:
  2009                                          $120
  2010                                   +        32
                                         ------------
                                                $152


                                                         See financial notes. 23

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statement of
OPERATIONS
For September 1, 2003 through August 31, 2004. All numbers are x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                  $5,611

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                       323

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                          303

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                    501 a
Transfer agent and shareholder service fees                                  417 b
Trustees' fees                                                                 9 c
Custodian and portfolio accounting fees                                       17
Professional fees                                                             28
Registration fees                                                             35
Shareholder reports                                                           31
Other expenses                                                         +      16
                                                                       ---------
TOTAL EXPENSES                                                             1,054 d

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    5,611
TOTAL EXPENSES                                                         -   1,054
                                                                       ---------
NET INVESTMENT INCOME                                                      4,557
NET REALIZED GAINS                                                           323 e
NET UNREALIZED GAINS                                                   +     303 e
                                                                       ---------
INCREASE IN NET ASSETS FROM OPERATIONS                                    $5,183

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that. These fees are paid to Charles Schwab Investments Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d CSIM and Schwab have guaranteed that the net operating expenses (excluding interest, taxes and certain non-routine expenses) will not exceed 0.65% of the fund's average daily net assets through November 15, 2004.

e These add up to a net gain on investments of $626.


24 See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                            9/1/03-8/31/04       9/1/02-8/31/03
Net investment income                               $4,557               $4,438
Net realized gains                                     323                   74
Net unrealized gains or losses              +          303                 (801)
                                            ------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS               5,183                3,711

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                $4,553               $4,474 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                      9/1/03-8/31/04          9/1/02-8/31/03
                                   SHARES        VALUE      SHARES        VALUE
Shares sold                         9,625     $103,366       9,957     $106,591
Shares reinvested                     322        3,437         297        3,175
Shares redeemed                 +  (9,895)    (105,377)     (8,327)     (89,036)
                                ------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                                 52       $1,426       1,927      $20,730

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                     9/1/03-8/31/04           9/1/02-8/31/03
                                   SHARES   NET ASSETS      SHARES   NET ASSETS
Beginning of period                15,043     $159,335      13,116     $139,368
Total increase                  +      52        2,056       1,927       19,967 b
                                ------------------------------------------------
END OF PERIOD                      15,095     $161,391      15,043     $159,335 c

  Unless stated, all numbers are x 1,000.

a UNAUDITED
  The fund hereby designates 100% of its dividends for the current report period as tax-exempt interest dividends.

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $21 and $17 for the current and prior period, respectively.


                                                         See financial notes. 25

SCHWAB LONG-TERM TAX-FREE BOND FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                  9/1/03-         9/1/02-         9/1/01-         9/1/00-         9/1/99-
                                                  8/31/04         8/31/03         8/31/02         8/31/01         8/31/00
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period             11.04           11.05           10.87           10.24           10.11
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                            0.45            0.45            0.49            0.50            0.50
   Net realized and unrealized gains or losses      0.29           (0.01)           0.17            0.63            0.13
                                                  ----------------------------------------------------------------------------------
   Total income from investment operations          0.74            0.44            0.66            1.13            0.63
Less distributions:
   Dividends from net investment income            (0.45)          (0.45)          (0.48)          (0.50)          (0.50)
                                                  ----------------------------------------------------------------------------------
Net asset value at end of period                   11.33           11.04           11.05           10.87           10.24
                                                  ----------------------------------------------------------------------------------
Total return (%)                                    6.77            4.01            6.24           11.29            6.59

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                           0.65            0.62            0.49            0.49            0.50 1
   Gross operating expenses                         0.66            0.65            0.74            0.74            0.76
   Net investment income                            4.00            4.06            4.49            4.73            5.11
Portfolio turnover rate                               10              22              25              35              25
Net assets, end of period ($ x 1,000,000)             83              81              85              88              76

1 The ratio of net operating expenses would have been 0.49% if certain non-routine expenses (proxy fees) had not been included.


26 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS as of August 31, 2004.

This section shows all the securities in the fund's portfolio and their value, as of the report date.

Beginning with the fiscal quarter ended November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q will be available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund's most recent Form N-Q will be available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 +  Credit-enhanced security

 ~  Liquidity-enhanced security

 o  Certificate of participation

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                           COST          VALUE
HOLDINGS BY CATEGORY                                    ($x1,000)      ($x1,000)
--------------------------------------------------------------------------------
 98.7%  MUNICIPAL BONDS                                    75,660         81,688

  0.1%  OTHER INVESTMENT
        COMPANIES                                              45             45
--------------------------------------------------------------------------------
 98.8%  TOTAL INVESTMENTS                                  75,705         81,733

  1.2%  OTHER ASSETS AND
        LIABILITIES                                                        1,023
--------------------------------------------------------------------------------
100.0%  NET ASSETS                                                        82,756

      ISSUER
      PROJECT                                                                      MATURITY          FACE AMOUNT            VALUE
          TYPE OF SECURITY, SERIES                                  RATE             DATE            ($ x 1,000)         ($ x 1,000)
      MUNICIPAL BONDS 98.7% of net assets

      FIXED-RATE OBLIGATIONS 95.0%
      ------------------------------------------------------------------------------------------------------------------------------
      CALIFORNIA 5.4%

      CALIFORNIA
          Various Purpose General Obligation Bonds                  5.25%          11/01/17                2,000               2,193

      CALIFORNIA DEPARTMENT OF WATER RESOURCES
          Power Supply Revenue Bonds, Series 2002A                  5.88%          05/01/16                2,000               2,283
                                                                                                                         -----------
                                                                                                                               4,476

      COLORADO 4.1%

+(10) COLORADO DEPARTMENT OF TRANSPORTATION
          Transportation Revenue Anticipation Notes, Series 2002B   5.50%          06/15/15                2,000               2,310

    + DENVER CITY & COUNTY
      Airport System
          Revenue Refunding Bonds, Series 2002E                     5.50%          11/15/15                1,000               1,099
                                                                                                                         -----------
                                                                                                                               3,409


                                                         See financial notes. 27

SCHWAB LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                      MATURITY          FACE AMOUNT            VALUE
          TYPE OF SECURITY, SERIES                                  RATE             DATE            ($ x 1,000)         ($ x 1,000)

      DISTRICT OF COLUMBIA 2.7%

   +o DISTRICT OF COLUMBIA
      Public Safety & Emergency Preparedness
      Communications Center
          Series 2003                                               5.50%          01/01/17                2,000               2,253

      FLORIDA 3.5%

 +(7) ESCAMBIA COUNTY HEALTH FACILITIES AUTHORITY
      Ascension Health Credit Group
          Revenue Bonds, Series 1999A-2                             5.75%          11/15/09                2,500               2,868

      GEORGIA 1.6%

    + FULTON COUNTY DEVELOPMENT AUTHORITY
      Tuff Morehouse LLC Project
          Revenue Bonds, Series 2002A                               5.50%          02/01/22                1,180               1,289

      HAWAII 2.1%

    + HAWAII
          General Obligation Bonds, Series 1999CT                   5.88%          09/01/09                1,500               1,742

      INDIANA 1.3%

    + MARION COUNTY CONVENTION & RECREATIONAL FACILITIES AUTHORITY
          Excise Tax Lease Revenue Refunding Senior Bonds,
          Series 2001A                                              5.00%          06/01/21                1,000               1,041

      KENTUCKY 1.3%

    + JEFFERSON COUNTY
      University Medical Center, Inc.
          Health Facilities Revenue Bonds, Series 1997              5.25%          07/01/22                1,000               1,050

      MARYLAND 0.3%

      MARYLAND DEPARTMENT OF HOUSING & COMMUNITY DEVELOPMENT
          Housing Revenue Bonds, Series 1996A                       5.88%          07/01/16                  250                 261

      MICHIGAN 6.1%

      DELTA COUNTY ECONOMIC DEVELOPMENT CORP.
      MeadWestvaco-Escanaba Paper Company Project
          Environmental Improvement Revenue Refunding Bonds,
          Series 2002A                                              6.25%          04/15/27                1,000               1,056

 +(6) DETROIT
      Water Supply System
          Revenue Refunding Senior Lien Bonds, Series 2003C         5.25%          07/01/16                2,620               2,921

    + WAYNE COUNTY COMMUNITY COLLEGE
          Improvement Bonds, Series 1999                            5.50%          07/01/19                1,000               1,105
                                                                                                                         -----------
                                                                                                                               5,082


28 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                      MATURITY          FACE AMOUNT            VALUE
          TYPE OF SECURITY, SERIES                                  RATE             DATE            ($ x 1,000)         ($ x 1,000)
      MISSISSIPPI 5.5%

    + MISSISSIPPI HOSPITAL EQUIPMENT & FACILITIES AUTHORITY
      Mississippi Baptist Medical Center
          Revenue Refunding Bonds, Series 1995                      6.00%          05/01/13                2,150               2,248

+o(9) WALNUT GROVE CORRECTIONAL AUTHORITY
      Walnut Grove Correctional Facility Project
          Series 1999                                               6.00%          11/01/19                2,000               2,334
                                                                                                                         -----------
                                                                                                                               4,582

      NEVADA 5.4%

    + NEVADA
      Motor Vehicle Fuel Tax
          Highway Improvement Revenue Bonds, Series 2004            5.50%          12/01/18                2,000               2,266

    + NEVADA STATE DEPARTMENT OF BUSINESS & INDUSTRY
      Las Vegas Monorail Project
          First Tier Revenue Bonds, Series 2000                     5.63%          01/01/32                2,000               2,163
                                                                                                                         -----------
                                                                                                                               4,429

      NEW YORK 5.8%

    + METROPOLITAN TRANSPORTATION AUTHORITY
          Transportation Revenue Refunding Bonds, Series 2002A      5.50%          11/15/18                2,000               2,241

      NEW YORK CITY
          General Obligation Bonds, Series 2002G                    5.75%          08/01/16                1,325               1,483
          General Obligation Bonds, Series 2005B                    5.25%          08/01/15                1,000               1,099
                                                                                                                         -----------
                                                                                                                               4,823

      OREGON 4.7%

    + COLUMBIA RIVER PEOPLES UTILITY DISTRICT
          Electric Systems Revenue Obligations, Series 2000B        5.50%          12/01/19                1,180               1,311

 +(8) MORROW COUNTY SCHOOL DISTRICT
          General Obligation Bonds, Series 2001                     5.63%          06/15/16                2,235               2,554
                                                                                                                         -----------
                                                                                                                               3,865

      PENNSYLVANIA 4.4%

      PENNSYLVANIA HIGHER EDUCATION FACILITIES AUTHORITY
      University of Pennsylvania Health Services
          Revenue Bonds, Series 1996A                               5.75%          01/01/17                2,000               2,075

    + SENECA VALLEY UNIFIED SCHOOL DISTRICT
          General Obligation Refunding Bonds, Series 1998AA         5.15%          02/15/20                1,500               1,563
                                                                                                                         -----------
                                                                                                                               3,638

      RHODE ISLAND 0.0%

      RHODE ISLAND HOUSING & MORTGAGE FINANCE CORP.
          Homeownership Opportunity Revenue Bonds, Series 10A       6.50%          10/01/22                   20                  20

      TEXAS 17.9%

 +(5) AUSTIN COMBINED UTILITIES SYSTEM
          Revenue Refunding Bonds, Series 1997                      5.13%          11/15/16                3,000               3,184


                                                         See financial notes. 29

SCHWAB LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                      MATURITY          FACE AMOUNT            VALUE
          TYPE OF SECURITY, SERIES                                  RATE             DATE            ($ x 1,000)         ($ x 1,000)
    + BRAZOS RIVER AUTHORITY
      Houston Industries, Inc.
          Revenue Refunding Bonds, Series 1998A                     5.13%          05/01/19               1,750                1,840

    + CONROE INDEPENDENT SCHOOL DISTRICT
          Unlimited Tax School House & Refunding Bonds,
          Series 1997                                               5.25%          02/15/21               1,000                1,066

 +(2) DALLAS FORT WORTH INTERNATIONAL AIRPORT
          Joint Revenue Bonds, Series 2000A                         6.00%          11/01/24               3,500                3,801

    + HARRIS COUNTY HOSPITAL DISTRICT
          Revenue Refunding Bonds, Series 2000                      6.00%          02/15/16               1,000                1,146

    + NORTH TEXAS TOLLWAY AUTHORITY
      Dallas North Tollway System
          Revenue Refunding Bonds, Series 2003C                     5.00%          07/01/08               2,000                2,179

    + TEXAS PUBLIC FINANCE AUTHORITY
      Texas Southern University
          Revenue Financing System Refunding Bonds,
          Series 1998A-1                                            4.75%          11/01/17               1,545                1,598
                                                                                                                         -----------
                                                                                                                              14,814

      VERMONT 2.7%

    + VERMONT EDUCATIONAL & HEALTH BUILDINGS FINANCING AGENCY
      Fletcher Allen Health Care Project
          Hospital Revenue Bonds, Series 2000A                      6.00%          12/01/23               2,000                2,253

      WASHINGTON 20.2%

 +(4) CLARK COUNTY SCHOOL DISTRICT
          Unlimited Tax General Obligation Bonds, Series 1999       5.50%          12/01/17               3,000                3,399

      KENT SCHOOL DISTRICT NO. 415
          Unlimited Tax General Obligation Refunding Bonds,
          Series 1993A                                              5.55%          12/01/11                 500                  571

      KING COUNTY
  (1) Baseball Stadium
          Limited Tax General Obligation Demand Bonds,
          Series 1997D                                              5.75%          12/01/11               3,500                3,904
    + King Street Center Project
          Lease Revenue Bonds, Series 1997                          5.13%          06/01/17               1,000                1,050

    + OCEAN SHORES
          Water & Sewer Revenue Bonds, Series 2001                  5.50%          12/01/21               2,000                2,299

      WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY
 +(3) Catholic Health Initiatives
          Revenue Bonds, Series 2000A                               6.00%          12/01/20               3,000                3,407
    + Swedish Health System
          Revenue Bonds, Series 1998                                5.13%          11/15/18               2,000                2,113
                                                                                                                         -----------
                                                                                                                              16,743


30 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                      MATURITY          FACE AMOUNT            VALUE
          TYPE OF SECURITY, SERIES                                  RATE             DATE            ($ x 1,000)         ($ x 1,000)
      VARIABLE-RATE OBLIGATIONS 3.7%
      ------------------------------------------------------------------------------------------------------------------------------
      ALASKA 0.6%

      VALDEZ
      Exxon Pipeline Co. Project
          Marine Terminal Revenue Refunding Bonds, Series 1993A     1.27%          09/01/04                 550                  550

      CALIFORNIA 1.6%

    + CALIFORNIA
          Economic Recovery Bonds, Series 2004C-6                   1.34%          09/01/04                 450                  450

    + IRVINE ASSESSMENT DISTRICT
          Limited Obligation Improvement Bonds, Series 2000         1.32%          09/01/04                 850                  850
                                                                                                                         -----------
                                                                                                                               1,300

      GEORGIA 1.3%

   +~ ATLANTA
          Water & Wastewater Revenue Bonds, Series 2001C            1.35%          09/01/04               1,050                1,050

      MISSISSIPPI 0.2%

      JACKSON COUNTY
      Chevron U.S.A., Inc. Project
          Pollution Control Revenue Refunding Bonds, Series 1993    1.35%          09/01/04                 150                  150

                                                                                                                            VALUE
      SECURITY AND NUMBER OF SHARES                                                                                      ($ x 1,000)
      OTHER INVESTMENT COMPANIES 0.1% of net assets

      PROVIDENT INSTITUTIONAL FUNDS--
      MUNI FUND PORTFOLIO  45,360                                                                                                 45

END OF INVESTMENTS.


                                                         See financial notes. 31

SCHWAB LONG-TERM TAX-FREE BOND FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2004. All numbers are x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                   $81,733 a
Receivables:
   Fund shares sold                                                         174
   Interest                                                                 967
Prepaid expenses                                                     +       15
                                                                     -----------
TOTAL ASSETS                                                             82,889

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                      20
   Dividends to shareholders                                                 79
   Investment adviser and administrator fees                                  1
   Transfer agent and shareholder service fees                                1
Accrued expenses                                                     +       32
                                                                     -----------
TOTAL LIABILITIES                                                           133

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             82,889
TOTAL LIABILITIES                                                    -      133
                                                                     -----------
NET ASSETS                                                              $82,756

NET ASSETS BY SOURCE
Capital received from investors                                          78,344
Net investment income not yet distributed                                   147
Net realized capital losses                                              (1,763)
Net unrealized capital gains                                              6,028

NET ASSET VALUE (NAV)
                      SHARES
NET ASSETS     /      OUTSTANDING      =      NAV
$82,756               7,304                   $11.33

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $75,705.

  Not counting short-term obligations, the fund's security transactions during the period were:

       Purchases              $7,563
       Sales/maturities      $10,181

  The fund's total security transactions with other SchwabFunds during the period were $26,510.

FEDERAL TAX DATA
------------------------------------------------------

PORTFOLIO COST                                $75,558

NET UNREALIZED GAINS AND LOSSES:
Gains                                          $6,175
Losses                                      +      --
                                            ----------
                                               $6,175

AS OF AUGUST 31, 2004:

UNDISTRIBUTED EARNINGS:
Tax-exempt income                                 $79
Long-term capital gains                           $--

CAPITAL LOSS UTILIZED                            $601

UNUSED CAPITAL LOSSES:
Expires 08/31 of:
  2009                                         $1,763

RECLASSIFICATIONS:
Net investment income
  not yet distributed                             ($6)
Reclassified as:
Net realized capital gains                         $6


32 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND

Statement of
OPERATIONS
For September 1, 2003 through August 31, 2004. All numbers are x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Interest                                                                $3,838

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized gains on investments sold                                     595

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized gains on investments                                      1,340

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                                  248 a
Transfer agent and shareholder service fees                                206 b
Trustees' fees                                                               8 c
Custodian and portfolio accounting fees                                     10
Professional fees                                                           28
Registration fees                                                           18
Shareholder reports                                                         18
Other expenses                                                        +     10
                                                                      --------
Total expenses                                                             546
Expense reduction                                                     -     10 d
                                                                      --------
NET EXPENSES                                                               536

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  3,838
NET EXPENSES                                                          -    536
                                                                      --------
NET INVESTMENT INCOME                                                    3,302
NET REALIZED GAINS                                                         595 e
NET UNREALIZED GAINS                                                  +  1,340 e
                                                                      --------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $5,237

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that. These fees are paid to Charles Schwab Investments Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the annual operating expenses of this fund through at least November 15, 2004, to 0.65% of average daily net assets. This limit excludes interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $1,935.


                                                         See financial notes. 33

SCHWAB LONG-TERM TAX-FREE BOND FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000.

OPERATIONS
---------------------------------------------------------------------------------
                                            9/1/03-8/31/04         9/1/02-8/31/03
Net investment income                               $3,302                $3,541
Net realized gains                                     595                   477
Net unrealized gains or losses              +        1,340                  (474)
                                            -------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS               5,237                 3,544

DISTRIBUTIONS PAID
---------------------------------------------------------------------------------
Dividends from net investment income                $3,274                $3,518 a

TRANSACTIONS IN FUND SHARES
---------------------------------------------------------------------------------
                                    9/1/03-8/31/04             9/1/02-8/31/03
                                 SHARES        VALUE        SHARES          VALUE
Shares sold                       2,619      $29,632         4,912       $55,091
Shares reinvested                   218        2,453           204         2,296
Shares redeemed               +  (2,901)     (32,623)       (5,470)      (61,388)
                              ---------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                              (64)       ($538)         (354)      ($4,001)

SHARES OUTSTANDING AND NET ASSETS
---------------------------------------------------------------------------------
                                    9/1/03-8/31/04             9/1/02-8/31/03
                                 SHARES   NET ASSETS        SHARES     NET ASSETS
Beginning of period               7,368      $81,331         7,722       $85,306
Total increase or
  decrease                    +     (64)       1,425          (354)       (3,975) b
                              ---------------------------------------------------
END OF PERIOD                     7,304      $82,756         7,368       $81,331 c

  Unless stated, all numbers are x 1,000.

a UNAUDITED
  The fund hereby designates 100% of its dividends for the current report period as tax-exempt interest dividends.

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $147 and $125 for the current and prior period, respectively.


34 See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                            9/1/03-       9/1/02-       9/1/01-       9/1/00-        9/1/99-
                                                            8/31/04       8/31/03       8/31/02       8/31/01        8/31/00
----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       10.57         10.66         10.51         10.22          10.09
                                                            ----------------------------------------------------------------------
Income from investment operations:
   Net investment income                                      0.31          0.32          0.34          0.40           0.39
   Net realized and unrealized gains or losses                0.06         (0.09)         0.15          0.29           0.13
                                                            ----------------------------------------------------------------------
   Total income from investment operations                    0.37          0.23          0.49          0.69           0.52
Less distributions:
   Dividends from net investment income                      (0.31)        (0.32)        (0.34)        (0.40)         (0.39)
                                                            ----------------------------------------------------------------------
Net asset value at end of period                             10.63         10.57         10.66         10.51          10.22
                                                            ----------------------------------------------------------------------
Total return (%)                                              3.59          2.15          4.66          6.95           5.32

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                     0.61          0.58          0.49          0.49           0.50 1
   Gross operating expenses                                   0.61          0.60          0.66          0.67           0.71
   Net investment income                                      2.97          2.96          3.29          3.83           3.91
Portfolio turnover rate                                         17            11            17            30             42
Net assets, end of period ($ x 1,000,000)                      164           174           184           145            124

1 The ratio of net operating expenses would have been 0.49% if certain non-routine expenses (proxy fees) had not been included.


                                                         See financial notes. 35

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS as of August 31, 2004.

This section shows all the securities in the fund's portfolio and their value, as of the report date.

Beginning with the fiscal quarter ended November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q will be available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund's most recent Form N-Q will be available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 +  Credit-enhanced security

 ~  Liquidity-enhanced security

 o  Certificate of participation

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                         COST           VALUE
HOLDINGS BY CATEGORY                                   ($x1,000)      ($x1,000)
-------------------------------------------------------------------------------
 99.8%  MUNICIPAL BONDS                                  157,208        163,144

  0.0%  OTHER INVESTMENT
        COMPANIES                                             39             39
-------------------------------------------------------------------------------
 99.8%  TOTAL INVESTMENTS                                157,247        163,183

  0.2%  OTHER ASSETS AND
        LIABILITIES                                                         369
-------------------------------------------------------------------------------
100.0%  NET ASSETS                                                      163,552

      ISSUER
      PROJECT                                                                      MATURITY          FACE AMOUNT            VALUE
          TYPE OF SECURITY, SERIES                                  RATE             DATE            ($ x 1,000)         ($ x 1,000)
      MUNICIPAL BONDS 99.8% of net assets

      FIXED-RATE OBLIGATIONS 92.3%
      ------------------------------------------------------------------------------------------------------------------------------
      CALIFORNIA 88.3%

      ALAMEDA COUNTY
      Refunding & Capital Projects
   +o     Series 1998A                                              5.00%          12/01/06                3,480               3,734
+o(1)     Series 2001A                                              5.38%          12/01/09                5,000               5,689

 +(6) ASSOCIATION OF BAY AREA GOVERNMENTS
      Brandeis Hillel Day School Project
          Revenue Bonds, Series 2001                                3.75%          08/01/06                4,000               4,128

    + BURBANK UNIFIED SCHOOL DISTRICT
      Election of 1997
           General Obligation Bonds, Series C                       3.00%          08/01/06                1,820               1,866

      CALIFORNIA
    +     Department of Transportation Federal Highway Grant
          Anticipation Bonds, Series 2004A                          5.00%          02/01/08                1,360               1,487
    +     Economic Recovery Bonds Series 2004A                      5.25%          07/01/14                3,000               3,409


36 See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                      MATURITY          FACE AMOUNT            VALUE
          TYPE OF SECURITY, SERIES                                  RATE             DATE            ($ x 1,000)         ($ x 1,000)
          General Obligation Bonds, Series 1992                     6.30%          09/01/06                2,235               2,430
    +     General Obligation Bonds, Series 1998                     5.50%          12/01/11                1,665               1,918
          General Obligation Bonds, Series 2001                     4.00%          11/01/05                1,000               1,027
          General Obligation Bonds, Series 2002                     5.25%          02/01/11                3,500               3,885
 +(5)     General Obligation Refunding Bonds, Series 2002           5.00%          02/01/12                4,000               4,430

      CALIFORNIA DEPARTMENT OF WATER RESOURCES
          Power Supply Revenue Bonds, Series 2002A                  5.50%          05/01/10                1,315               1,477

    + CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
      Pooled College & University Projects
          Revenue Bonds, Series 1997A                               5.05%          04/01/05                1,010               1,032

      CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
      Kaiser Permanente
          Revenue Bonds, Series 1998B                               5.00%          10/01/08                2,500               2,774

      CALIFORNIA POLLUTION CONTROL FINANCE AUTHORITY
      Waste Management, Inc. Project
          Solid Waste Disposal Revenue Bonds, Series 2002B          4.45%          07/01/05                2,000               2,030

      CALIFORNIA STATE PUBLIC WORKS BOARD
    +     Energy Efficiency Revenue Refunding Bonds, Series 1998B   4.00%          09/01/06                1,155               1,205
      The Regents University of California
          Lease Revenue Refunding Bonds, Series 1998A               5.25%          12/01/07                2,000               2,198
    + UCLA Replacement Hospitals
          Lease Revenue Bonds, Series 2002A                         4.75%          10/01/09                3,005               3,292

      CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
      Kaiser Permanente
          Revenue Bonds, Series 2002D                               4.35%          03/01/07                2,000               2,084
    + Sherman Oaks
          Revenue Refunding Bonds, Series 1998A                     5.00%          08/01/06                2,500               2,653

    + EL DORADO COUNTY PUBLIC AGENCY FINANCING AUTHORITY
          Revenue Bonds, Series 1996                                5.60%          02/15/12                3,000               3,230

    + FONTANA COMMUNITY FACILITIES DISTRICT NO. 2
          Senior Special Tax Refunding Bonds, Series 1998A          4.10%          09/01/04                1,120               1,120

      FREMONT UNION HIGH SCHOOL DISTRICT
      Election of 1998
          General Obligation Bonds, Series 2000B                    5.75%          09/01/08                1,520               1,722

    + INGLEWOOD REDEVELOPMENT AGENCY
      Merged Redeveloped Project
          Tax Allocation Refunding Bonds, Series 1998A              3.88%          05/01/05                  525                 534

      INTERMODAL CONTAINER TRANSFER FACILITY JOINT POWERS AUTHORITY
    +     Refunding Revenue Bonds, Series 1999A                     5.00%          11/01/08                1,210               1,344
    +     Refunding Revenue Bonds, Series 1999A                     5.00%          11/01/09                1,375               1,537

  (4) LONG BEACH
          Harbor Revenue Refunding Bonds, Series 2000A              5.50%          05/15/10                4,000               4,438

 +(8) LONG BEACH HARBOR FACILITIES CORP.
          Revenue Refunding Bonds, Series 1998A                     5.50%          05/15/05                3,985               4,088


                                                         See financial notes. 37

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                      MATURITY          FACE AMOUNT            VALUE
          TYPE OF SECURITY, SERIES                                  RATE             DATE            ($ x 1,000)         ($ x 1,000)
      LOS ANGELES COMMUNITY REDEVELOPMENT AGENCY
    + Beacon Street, Crenshaw & Pico Union 1
      Redevelopment Projects
          Pooled Financing Revenue Refunding Bonds,
          Series 1998F                                              5.00%          09/01/07                  810                 883
      Bunker Hill Project
          Subordinate Lien Tax Allocation Bonds, Series 2004L       4.00%          03/01/10                1,950               1,982

+(10) LOS ANGELES STATE BUILDING AUTHORITY
      California Department of General Services
          Lease Revenue Refunding Bonds, Series 1993A               5.63%          05/01/11                3,500               3,945

  (3) LOS ANGELES UNIFIED SCHOOL DISTRICT
      Election of 1997
          General Obligation Bonds, Series 2000D                    5.50%          07/01/10                4,000               4,538

      NORTHERN CALIFORNIA POWER AGENCY
      Geothermal Project No. 3
          Revenue Refunding Bonds, Series 1993A                     5.60%          07/01/06                2,000               2,146

      OAKLAND
      Oakland Museum
   +o     Refunding Bonds, Series 2002A                             5.00%          04/01/10                2,015               2,240
   +o     Refunding Bonds, Series 2002A                             5.00%          04/01/11                1,460               1,622

    + OCEANSIDE COMMUNITY DEVELOPMENT COMMISSION
      Vista del Ora Apartments
          Multi-Family Rental Housing Revenue Refunding Bonds,
          Series 2001A                                              4.45%          04/01/11                1,250               1,314

   +o ORANGE COUNTY
          Recovery, Series 1996A                                    6.00%          07/01/08                3,000               3,410

    + PORT OF OAKLAND
          Revenue Bonds, Series 2000K                               5.50%          11/01/08                3,000               3,341

    + RANCHO WATER DISTRICT FINANCING AUTHORITY
          Refunding Revenue Bonds, Series 1995                      5.88%          11/01/10                1,500               1,605

    + REDDING JOINT POWERS FINANCING AUTHORITY
          Electric System Revenue Bonds, Series 1996A               5.50%          06/01/11                2,000               2,170

      RIVERSIDE
      Capital Improvement Projects
   +o     Series 2003                                               5.00%          09/01/14                1,470               1,622
   +o     Series 2003                                               5.00%          09/01/15                1,545               1,696

    + RIVERSIDE COUNTY ASSET LEASING CORP.
      Hospital Project
          Leasehold Revenue Bonds, Series 2003A                     5.00%          06/01/09                2,555               2,821

      SACRAMENTO FINANCE AUTHORITY
          Revenue Refunding Bonds, Series 2002                      4.50%          07/01/08                2,865               3,078

    + SAN BERNARDINO COUNTY
      Alta Park/Mountain Vista Apartments
          Multi-Family Housing Refunding Revenue Bonds,
          Series 2001A                                              4.45%          05/01/10                1,300               1,420


38 See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                      MATURITY          FACE AMOUNT            VALUE
          TYPE OF SECURITY, SERIES                                  RATE             DATE            ($ x 1,000)         ($ x 1,000)
    + SAN DIEGO UNIFIED SCHOOL DISTRICT
      Election of 1998
          General Obligation Bonds, Series 2004F                    5.00%          07/01/15                1,095               1,210

      SAN FRANCISCO AIRPORTS COMMISSION
      San Francisco International Airport
    +     Second Series Revenue Bonds, Issue 15A                    5.50%          05/01/09                2,000               2,203
    +     Second Series Revenue Bonds, Issue 22                     5.25%          05/01/11                3,065               3,339

      SAN FRANCISCO BAY AREA TRANSIT FINANCING AUTHORITY
          Bridge Toll Notes, Series 1999                            5.00%          02/01/07                  500                 525

      SAN FRANCISCO STATE UNIVERSITY
      Auxiliary Organization
          Student Housing Revenue Bonds, Series 1999                4.30%          07/01/05                  540                 550
          Student Housing Revenue Bonds, Series 1999                5.00%          07/01/08                  400                 427

    + SAN JOSE
          Airport Revenue Refunding Bonds, Series 2002B             5.00%          03/01/11                2,625               2,841

 +(2) SAN JOSE REDEVELOPMENT AGENCY
      Merged Area Redevelopment Project
          Tax Allocation Bonds, Series 2002                         4.00%          08/01/10                5,000               5,339

 +(9) SANTA CLARA
          Insurance Funding Bonds, Series 1987                      3.25%          04/01/12                4,000               4,046

      SANTA CLARA COUNTY FINANCING AUTHORITY
  (7) Measure B Transportation Improvement Program
          Special Obligation Bonds, Series 2003                     4.00%          08/01/05                4,000               4,092
    + Multi-Facilities Projects
          Lease Revenue Bonds, Series 2000B                         5.50%          05/15/05                3,290               3,386
   +o VMC Facility Replacement Project
          Lease Revenue Bonds, Series 1994A                         7.75%          11/15/10                1,000               1,262

    + TEMECULA VALLEY UNIFIED SCHOOL DISTRICT
          General Obligation Refunding Bonds, Series 2004           6.00%          08/01/07                1,000               1,115

      VERNON
      Malburg Generating Station Project
          Electric System Revenue Bonds, Series 2003C               5.00%          04/01/11                1,320               1,391
          Electric System Revenue Bonds, Series 2003C               5.25%          04/01/15                1,905               1,990
                                                                                                                         -----------
                                                                                                                             144,310

      PUERTO RICO 4.0%

    + PUERTO RICO AQUEDUCT & SEWERAGE AUTHORITY
          Refunding Bonds, Series 1995                              6.00%          07/01/06                3,000               3,240

    + PUERTO RICO ELECTRIC POWER AUTHORITY
          Power Revenue Refunding Bonds, Series CC                  5.50%          07/01/08                3,000               3,305
                                                                                                                         -----------
                                                                                                                               6,545


                                                         See financial notes. 39

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                      MATURITY          FACE AMOUNT            VALUE
          TYPE OF SECURITY, SERIES                                  RATE             DATE            ($ x 1,000)         ($ x 1,000)
      VARIABLE-RATE OBLIGATIONS 7.5%
      ------------------------------------------------------------------------------------------------------------------------------
      CALIFORNIA 7.5%

      CALIFORNIA
    ~     Economic Recovery Bonds, Series 2004C-3                   1.32%          09/01/04                2,600               2,600
    +     General Obligation Bonds, Series 2003A-2                  1.34%          09/01/04                  150                 150

    + CALIFORNIA DEPT OF WATER RESOURCES
          Power Supply Revenue Bonds, Series 2002B-2                1.40%          09/01/04                1,950               1,950

  +~o FONTANA UNIFIED SCHOOL DISTRICT
      School Facility Bridge Funding Program
          Series 2004B                                              3.00%          09/01/04                1,250               1,271

    + IRVINE ASSESSMENT DISTRICT
          Limited Obligation Improvement Bonds, Series 2000         1.32%          09/01/04                  315                 315

   +o IRVINE RANCH WATER DISTRICT
      Capital Improvement Project
          Series 1986                                               1.32%          09/01/04                1,000               1,000

   +o LOS ANGELES
      American Academy of Dramatic Arts
          Series 2000A                                              4.70%          09/01/04                1,300               1,348

    ~ ORANGE COUNTY SANITATION DISTRICT
          Refunding Bonds, Series 2000B                             1.33%          09/01/04                  155                 155

    ~ SOUTHERN CALIFORNIA METROPOLITAN WATER DISTRICT
          Water Revenue Bonds, Series 2000B-3                       1.32%          09/01/04                3,500               3,500
                                                                                                                         -----------
                                                                                                                              12,289

                                                                                                                            VALUE
      SECURITY AND NUMBER OF SHARES                                                                                      ($ x 1,000)
      OTHER INVESTMENT COMPANIES 0.0% of net assets

      PROVIDENT INSTITUTIONAL FUNDS--
      CALIFORNIA MONEY FUND PORTFOLIO  39,052                                                                                     39

END OF INVESTMENTS.


40 See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2004. All numbers are x 1,000 except NAV.

ASSETS
----------------------------------------------------------------------------
Investments, at value                                              $163,183 a
Receivables:
   Fund shares sold                                                      33
   Interest                                                           1,898
Prepaid expenses                                                 +        2
                                                                 -----------
TOTAL ASSETS                                                        165,116

LIABILITIES
----------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                 203
   Dividends to shareholders                                            116
   Investment bought                                                  1,201
   Investment adviser and administrator fees                              3
   Transfer agent and shareholder service fees                            2
Accrued expenses                                                 +       39
                                                                 -----------
TOTAL LIABILITIES                                                     1,564

NET ASSETS
----------------------------------------------------------------------------
TOTAL ASSETS                                                        165,116
TOTAL LIABILITIES                                                -    1,564
                                                                 -----------
NET ASSETS                                                         $163,552

NET ASSETS BY SOURCE
Capital received from investors                                     157,666
Net investment income not yet distributed                                10
Net realized capital losses                                             (60)
Net unrealized capital gains                                          5,936

NET ASSET VALUE (NAV)
                      SHARES
NET ASSETS     /      OUTSTANDING      =      NAV
$163,552              15,381                  $10.63

  Unless stated, all numbers are x 1,000.
a The amortized cost of the fund's securities was $157,247.

  Not counting short-term obligations, the fund's security transactions during the period were:

    Purchases             $28,078
    Sales/maturities      $42,241

  The fund's total security transactions with other SchwabFunds during the period were $57,148.

FEDERAL TAX DATA
----------------------------------------------------

PORTFOLIO COST                             $157,237

NET UNREALIZED GAINS AND LOSSES:
Gains                                        $5,976
Losses                                   +      (30)
                                         -----------
                                             $5,946

AS OF AUGUST 31, 2004:

UNDISTRIBUTED EARNINGS:
Tax-exempt income                              $116
Long-term capital gains                         $--

UNUSED CAPITAL LOSSES:
Expires 08/31 of:
   2008                                         $28
   2012                                  +       10
                                         -----------
                                                $38

DEFERRED CAPITAL LOSSES                         $22

RECLASSIFICATIONS:
Net investment income
  not yet distributed                          ($20)
Reclassified as:
Net realized capital gains                      $20

Expired net realized
  capital losses:                              $196
Reclassified as:
Capital received from
  investors                                   ($196)


                                                         See financial notes. 41

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statement of
OPERATIONS
For September 1, 2003 through August 31, 2004. All numbers are x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                 $6,068

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                     (47)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                         896

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   509 a
Transfer agent and shareholder service fees                                 424 b
Trustees' fees                                                                9 c
Custodian and portfolio accounting fees                                      16
Professional fees                                                            29
Registration                                                                  2
Shareholder reports                                                          29
Other expenses                                                        +      16
                                                                      ----------
TOTAL EXPENSES                                                            1,034 d

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   6,068
TOTAL EXPENSES                                                        -   1,034
                                                                      ----------
NET INVESTMENT INCOME                                                     5,034
NET REALIZED LOSSES                                                         (47) e
NET UNREALIZED GAINS                                                  +     896 e
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $5,883

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that. These fees are paid to Charles Schwab Investments Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d CSIM and Schwab have guaranteed that the net operating expenses (excluding interest, taxes and certain non-routine expenses) will not exceed 0.65% of the fund's average daily net assets through November 15, 2004.

e These add up to a net gain on investments of $849.


42 See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                              9/1/03-8/31/04     9/1/02-8/31/03
Net investment income                                 $5,034             $5,460
Net realized gains or losses                             (47)               136
Net unrealized gains or losses                +          896             (1,823)
                                              ----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                 5,883              3,773

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                  $5,029             $5,495 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                    9/1/03-8/31/04            9/1/02-8/31/03
                                SHARES          VALUE     SHARES          VALUE
Shares sold                      4,542        $48,371      6,749        $72,161
Shares reinvested                  361          3,835        362          3,865
Shares redeemed               + (5,948)       (63,157)    (7,905)       (84,278)
                              --------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                          (1,045)      ($10,951)      (794)       ($8,252)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                    9/1/03-8/31/04            9/1/02-8/31/03
                                SHARES     NET ASSETS     SHARES     NET ASSETS
Beginning of period             16,426       $173,649     17,220       $183,623
Total decrease                + (1,045)       (10,097)      (794)        (9,974) b
                              --------------------------------------------------
END OF PERIOD                   15,381       $163,552     16,426       $173,649 c

  Unless stated, all numbers are x 1,000.

a UNAUDITED
  The fund hereby designates 100% of its dividends for the current report period as tax-exempt interest dividends.

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $10 and $25 for the current and prior period, respectively.


                                                         See financial notes. 43

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                               9/1/03-     9/1/02-     9/1/01-     9/1/00-     9/1/99-
                                                               8/31/04     8/31/03     8/31/02     8/31/01     8/31/00
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                          11.45       11.69       11.63       11.06       10.82
                                                               ---------------------------------------------------------------------
Income from investment operations:
   Net investment income                                         0.50        0.49        0.53        0.55        0.55
   Net realized and unrealized gains or losses                   0.33       (0.24)       0.05        0.57        0.24
                                                               ---------------------------------------------------------------------
   Total income from investment operations                       0.83        0.25        0.58        1.12        0.79
Less distributions:
   Dividends from net investment income                         (0.50)      (0.49)      (0.52)      (0.55)      (0.55)
                                                               ---------------------------------------------------------------------
Net asset value at end of period                                11.78       11.45       11.69       11.63       11.06
                                                               ---------------------------------------------------------------------
Total return (%)                                                 7.36        2.14        5.14       10.38        7.67

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                        0.61        0.58        0.49        0.49        0.50 1
   Gross operating expenses                                      0.61        0.60        0.64        0.65        0.69
   Net investment income                                         4.30        4.16        4.58        4.86        5.19
Portfolio turnover rate                                            15          29          34          37          36
Net assets, end of period ($ x 1,000,000)                         180         194         238         215         179

1 The ratio of net operating expenses would have been 0.49% if certain non-routine expenses (proxy fees) had not been included.


44 See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS as of August 31, 2004.

This section shows all the securities in the fund's portfolio and their value, as of the report date.

Beginning with the fiscal quarter ended November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q will be available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund's most recent Form N-Q will be available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 +  Credit-enhanced security

 ~  Liquidity-enhanced security

 o  Certificate of participation

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                          COST           VALUE
HOLDINGS BY CATEGORY                                    ($x1,000)      ($x1,000)
--------------------------------------------------------------------------------
 98.8%  MUNICIPAL BONDS                                   167,672        178,017

  0.0%  OTHER INVESTMENT
        COMPANIES                                              73             73
--------------------------------------------------------------------------------
 98.8%  TOTAL INVESTMENTS                                 167,745        178,090

  1.2%  OTHER ASSETS AND
        LIABILITIES                                                        2,095
--------------------------------------------------------------------------------
100.0%  NET ASSETS                                                       180,185

      ISSUER
      PROJECT                                                                                MATURITY     FACE AMOUNT       VALUE
        TYPE OF SECURITY, SERIES                                                    RATE       DATE       ($ x 1,000)    ($ x 1,000)
      MUNICIPAL BONDS 98.8% of net assets

      FIXED-RATE OBLIGATIONS 98.4%
      ------------------------------------------------------------------------------------------------------------------------------
      CALIFORNIA 98.4%

    + ALAMEDA CORRIDOR TRANSPORTATION AUTHORITY
         Senior Lien Revenue Bonds, Series 1999A                                    5.13%    10/01/16           1,170          1,266

   +o ALAMEDA COUNTY
      Alameda Medical Center Project
         Series 1998                                                                5.38%    06/01/18           3,400          3,700

 +(3) ANAHIEM PUBLIC FINANCING AUTHORITY
      Public Improvements Project
         Senior Lease Revenue Bonds, Series 1997A                                   6.00%    09/01/24           5,000          5,915

      ASSOCIATION OF BAY AREA GOVERNMENTS
    + Brandeis Hillel Day School Project
         Revenue Bonds, Series 2001                                                 3.75%    08/01/31           1,700          1,754
    o Lytton Gardens, Inc.
         Insured Revenue Bonds, Series 1999                                         6.00%    02/15/30           3,000          3,169
    + Redevelopment Agency Pool
         Tax Allocation Revenue Bonds, Series 1997A-6                               5.25%    12/15/17           1,200          1,308
      Schools of Sacred Heart - San Francisco
         Revenue Bonds, Series 2000A                                                6.45%    06/01/30           1,500          1,579


                                                         See financial notes. 45

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                                MATURITY     FACE AMOUNT       VALUE
         TYPE OF SECURITY, SERIES                                                   RATE       DATE       ($ x 1,000)    ($ x 1,000)
    + BREA OLINDA UNIFIED SCHOOL DISTRICT
      Election of 1999
         General Obligation Bonds, Series 1999A                                     5.60%     08/01/20          1,000          1,112

      BURBANK PUBLIC FINANCE AUTHORITY
      Golden State Redevelopment Project
    +    Revenue Bonds, Series 2003A                                                5.25%     12/01/17          2,825          3,142
    +    Revenue Bonds, Series 2003A                                                5.25%     12/01/18          2,175          2,403

      CALIFORNIA
         General Obligation Bonds, Series 2000                                      5.63%     05/01/18          1,000          1,110
         Various Purpose General Obligation Bonds                                   5.25%     11/01/17          3,000          3,290
 +(7) Department of Veterans Affairs
         Home Purchase Revenue Bonds, Series 2002A                                  5.30%     12/01/21          5,000          5,269

      CALIFORNIA DEPARTMENT OF WATER RESOURCES
         Power Supply Revenue Bonds, Series 2002A                                   5.75%     05/01/17          3,000          3,380

      CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
      College of Arts & Crafts
         Revenue Bonds, Series 2001                                                 5.75%     06/01/25          1,800          1,865
      Pepperdine University
         Revenue Bonds, Series 2000                                                 5.75%     09/15/30          3,000          3,211

      CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
      Cedars-Sinai Medical Center
         Revenue Bonds, Series 1999A                                                6.13%     12/01/19          2,750          3,007
 +(4) Children's Hospital - San Diego
         Insured Hospital Revenue Refunding Bonds, Series 1996                      5.38%     07/01/16          5,180          5,566

      CALIFORNIA HOUSING FINANCE AGENCY
    +    Home Mortgage Revenue Bonds, Series 1995L                                  5.90%     08/01/17            265            273
         Multi-Unit Rental Housing Revenue Bonds II,
         Series 1992B                                                               6.70%     08/01/15          1,000          1,003

      CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
      The J. David Gladstone Institution Project
         Revenue Bonds, Series 2001                                                 5.50%     10/01/19          1,250          1,348

  (5) CALIFORNIA PUBLIC WORKS BOARD
      Department of Corrections
         Lease Revenue Bonds, Series 2003C                                          5.50%     06/01/17          5,000          5,542

      CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
    o Cedars-Sinai Medical Center
         Hospital Revenue, Series 1992                                              6.50%     08/01/15            365            366
      Kaiser Permanente
         Revenue Bonds, Series 2002D                                                4.35%     03/01/07          2,000          2,085
    + Sunnyside/Vermont Project
         FHA Insured GNMA Collateralized Revenue Bonds,
         Series 2001A                                                               7.00%     04/20/36          4,000          4,486
 o(8) The Internext Group
         Series 1999                                                                5.38%     04/01/17          5,000          5,079

    + COLTON PUBLIC FINANCE AUTHORITY
         Special Tax Revenue Bonds, Series 1996                                     5.45%     09/01/19          3,020          3,220

  (9) CONTRA COSTA COUNTY, PUBLIC FINANCING AUTHORITY
      Multiple Project Areas
         Tax Allocation Revenue Bonds, Series 2003A                                 5.63%     08/01/33          5,000          5,054


46 See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                                 MATURITY    FACE AMOUNT       VALUE
          TYPE OF SECURITY, SERIES                                                  RATE        DATE      ($ x 1,000)    ($ x 1,000)
      EAST BAY MUNICIPAL UTILITY DISTRICT
      Water System
         Subordinate Revenue Bonds, Series 1998                                     5.25%     06/01/19          2,600          2,783

   +o ESCONDIDO
         Revenue Bonds, Series 2000A                                                6.00%     09/01/31          1,975          2,216

      FONTANA REDEVELOPMENT AGENCY
      Jurupa Hills Redevelopment Project
         Tax Allocation Refunding Bonds, Series 1997A                               5.50%     10/01/19          3,500          3,652

 +(6) FOOTHILL-EASTERN TRANSPORTATION CORRIDOR AGENCY
         Toll Road Revenue Refunding Bonds, Series 1999                             5.13%     01/15/19          5,000          5,309

    + HUNTINGTON BEACH
      Capital Improvement Financing Project
         Lease Revenue Bonds, Series 2000A                                          5.50%     09/01/20          1,500          1,651

    + INGLEWOOD REDEVELOPMENT AGENCY
      Merged Redevelopment Project
         Tax Allocation Revenue Refunding Bonds, Series 1998A                       5.25%     05/01/16          1,000          1,129

    + LOS ANGELES MUNICIPAL IMPROVEMENT CORP.
      Los Angeles Central Library Project
         Leasehold Revenue Refunding Bonds, Series 2003A                            5.25%     06/01/13          3,730          4,212

    + LYNWOOD PUBLIC FINANCING AUTHORITY
      Public Capital Improvement Project
         Lease Revenue Refunding Bonds, Series 2003                                 5.00%     09/01/18          1,000          1,080

      OAKLAND JOINT POWER FINANCING AUTHORITY
         Reassessment Revenue Bonds, Series 1999                                    5.50%     09/02/24            990          1,046

    + OAKLAND REDEVELOPMENT AGENCY
      Central District Redevelopment Project
         Subordinated Tax Allocation Bonds, Series 2003                             5.50%     09/01/14          1,615          1,839

   +o ORANGE COUNTY
         Recovery, Series 1996A                                                     5.70%     07/01/10          1,450          1,581

    + PORT OF OAKLAND
         Revenue Bonds, Series 2000K                                                5.75%     11/01/29          3,500          3,704

 (10) RIVERSIDE COUNTY PUBLIC FINANCE AUTHORITY
      Riverside County Redevelopment Projects
         Tax Allocation Revenue Bonds, Series 1997A                                 5.63%     10/01/33          4,905          4,998

      SACRAMENTO CITY FINANCE AUTHORITY
    + California EPA Building Project
         Lease Revenue Bonds, Series 1998A                                          5.25%     05/01/19          1,575          1,705
    + City Hall & Redevelopment Projects
         Revenue Bonds, Series 2002A                                                5.38%     12/01/20          2,875          3,156
    + Solid Waste & Redevelopment Projects
         Capital Improvement Revenue Bonds, Series 1999                             5.88%     12/01/29          3,000          3,317

      SACRAMENTO COUNTY SANITATION DISTRICT
         Revenue Bonds, Series 2000A                                                5.88%     12/01/27          1,000          1,060

    + SALINAS VALLEY SOLID WASTE AUTHORITY
         Revenue Bonds, Series 2002                                                 5.13%     08/01/22          2,210          2,298


                                                         See financial notes. 47

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                                MATURITY     FACE AMOUNT       VALUE
         TYPE OF SECURITY, SERIES                                                   RATE       DATE       ($ x 1,000)    ($ x 1,000)
      SAN DIEGO REDEVELOPMENT AGENCY
      Horton Plaza Redevelopment Project
         Subordinate Tax Allocation Bonds, Series 2000                              5.80%    11/01/21           2,500          2,655

      SAN FRANCISCO AIRPORTS COMMISSION
      San Francisco International Airport
    +    Second Series Revenue Bonds, Issue 11                                      6.20%    05/01/05           1,500          1,563
    +    Second Series Revenue Bonds, Issue 12B                                     5.63%    05/01/21           2,000          2,138
    +    Second Series Revenue Bonds, Issue 22                                      5.00%    05/01/19           2,000          2,090
    +    Second Series Revenue Bonds, Issue 30                                      5.00%    05/01/17           2,000          2,167

      SAN FRANCISCO BAY AREA RAPID TRANSIT
    +    Sales Tax Revenue Bonds, Series 1999                                       5.50%    07/01/26           1,000          1,078
    +    Sales Tax Revenue Bonds, Series 1999                                       5.50%    07/01/34           2,500          2,678

    + SAN FRANCISCO PORT COMMISSION
         Refunding Revenue Bonds, Series 2004                                       4.00%    07/01/08           1,200          1,277

      SAN FRANCISCO STATE UNIVERSITY
      Auxilary Organization
         Student Housing Revenue Bonds, Series 1999                                 5.20%    07/01/19           1,150          1,177

    + SAN LUIS OBISPO COUNTY FINANCE AUTHORITY
      Lopez Dam Improvement
         Revenue Bonds, Series 2000A                                                5.38%    08/01/24           1,000          1,056

 +(1) SANTA ANA UNIFIED SCHOOL DISTRICT
      Election of 1999
         General Obligation Bonds, Series 2000                                      5.70%    08/01/29           6,000          6,442

   +o SANTA CLARA COUNTY FINANCING AUTHORITY
      VMC Facility Replacement Project
         Lease Revenue Bonds, Series 1994A                                          7.75%    11/15/10           1,460          1,843

    + SANTA CLARA REDEVELOPMENT AGENCY
      Bayshore North Project
         Tax Allocation Revenue Refunding Bonds, Series 1992                        7.00%    07/01/10           1,500          1,733

    + SOUTH ORANGE COUNTY PUBLIC FINANCING AUTHORITY
         Special Tax Revenue Bonds, Series 1999A                                    5.25%    08/15/18           3,095          3,337

  (2) STOCKTON COMMUNITY FACILITIES DISTRICT
         Mello Roos Revenue Bonds, Series 1998A                                     5.80%    09/01/14           5,875          6,349

    + TAFT CITY ELEMENTARY SCHOOL DISTRICT
      Election of 2001
         General Obligation Bonds, Series 2001A                                     4.90%    08/01/20           1,080          1,138

    + TRI CITY HOSPITAL DISTRICT
         Insured Revenue Refunding Bonds, Series 1996A                              5.63%    02/15/17           1,000          1,069

    + TRUCKEE PUBLIC FINANCING AUTHORITY
         Lease Revenue Bonds, Series 2000A                                          5.88%    11/01/25           1,490          1,657

    + UNIVERSITY OF CALIFORNIA
      UC Davis Medical Center
         Hospital Revenue Bonds, Series 1996                                        5.75%    07/01/06             500            543

    + VALLEJO
      Water Improvement Project
         Revenue Refunding Bonds, Series 1996A                                      5.70%    05/01/16           2,000          2,169


48 See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                                MATURITY     FACE AMOUNT       VALUE
         TYPE OF SECURITY, SERIES                                                   RATE       DATE       ($ x 1,000)    ($ x 1,000)
      WEST BASIN WATER DISTRICT
   +o    Revenue Refunding Bonds, Series 2003A                                      5.25%    08/01/14           2,500          2,804
   +o 1992 Projects
         Revenue Refunding Bonds, Series 1997A                                      5.50%    08/01/22           1,000          1,074

      WHITTIER
      Presbyterian Intercommunity Hospital
         Revenue Bonds, Series 2002                                                 5.60%    06/01/22           2,000          2,042
                                                                                                                         -----------
                                                                                                                             177,317

      VARIABLE-RATE OBLIGATIONS 0.4%
      ------------------------------------------------------------------------------------------------------------------------------
      CALIFORNIA 0.4%

   ~o SOUTHERN CALIFORNIA METROPOLITAN WATER DISTRICT
         Water Revenue Bonds, Series 2000B-1                                        1.33%    09/01/04             700            700

                                                                                                                            VALUE
      SECURITY AND NUMBER OF SHARES                                                                                      ($ x 1,000)
      OTHER INVESTMENT COMPANIES 0.0% of net assets

      PROVIDENT INSTITUTIONAL FUNDS--
      CALIFORNIA MONEY FUND PORTFOLIO  73,280                                                                                     73

END OF INVESTMENTS.


                                                         See financial notes. 49

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2004. All numbers are x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at value                                                  $178,090 a
Receivables:
   Fund shares sold                                                          14
   Interest                                                               2,549
Prepaid expenses                                                     +        2
                                                                     ----------
TOTAL ASSETS                                                            180,655

LIABILITIES
-------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                     164
   Dividends to shareholders                                                256
   Investment adviser and administrator fees                                  3
   Transfer agent and shareholder service fees                                2
Accrued expenses                                                     +       45
                                                                     ----------
TOTAL LIABILITIES                                                           470

NET ASSETS
-------------------------------------------------------------------------------
TOTAL ASSETS                                                            180,655
TOTAL LIABILITIES                                                    -      470
                                                                     ----------
NET ASSETS                                                             $180,185

NET ASSETS BY SOURCE
Capital received from investors                                         168,901
Net investment income not yet distributed                                   216
Net realized capital gains                                                  723
Net unrealized capital gains                                             10,345

NET ASSET VALUE (NAV)
                      SHARES
NET ASSETS     /      OUTSTANDING     =    NAV
$180,185              15,293               $11.78

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $167,745.

  Not counting short-term obligations, the fund's security transactions during the period were:

       Purchases                      $26,680
       Sales/maturities               $47,290

  The fund's total security transactions with other SchwabFunds during the period were $47,060.

FEDERAL TAX DATA
----------------------------------------------

PORTFOLIO COST                       $167,528

NET UNREALIZED GAINS AND LOSSES:
Gains                                 $10,568
Losses                             +       (6)
                                   -----------
                                      $10,562

AS OF AUGUST 31, 2004:

UNDISTRIBUTED EARNINGS:
Tax-exempt income                        $256
Ordinary income                           $51
Long-term capital gains                  $672

CAPITAL LOSS UTILIZED                    $115

RECLASSIFICATIONS:
Net investment income
   not yet distributed                   ($10)
Reclassiifed as:
Net realized capital gains                $10


50 See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

Statement of
OPERATIONS
For September 1, 2003 through August 31, 2004. All numbers are x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                                 $9,207

NET REALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net realized gains on investments sold                                      828

NET UNREALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net unrealized gains on investments                                       4,282

EXPENSES
-------------------------------------------------------------------------------
Investment adviser and administrator fees                                   563 a
Transfer agent and shareholder service fees                                 469 b
Trustees' fees                                                                9 c
Custodian and portfolio accounting fees                                      18
Professional fees                                                            31
Registration fees                                                             2
Shareholder reports                                                          31
Other expenses                                                       +       19
                                                                     ----------
TOTAL EXPENSES                                                            1,142

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   9,207
TOTAL EXPENSES                                                       -    1,142
                                                                     ----------
NET INVESTMENT INCOME                                                     8,065
NET REALIZED GAINS                                                          828 d
NET UNREALIZED GAINS                                                 +    4,282 d
                                                                     ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $13,175

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that. These fees are paid to Charles Schwab Investments Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d These add up to a net gain on investments of $5,110.


                                                         See financial notes. 51

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000.

OPERATIONS
---------------------------------------------------------------------------------
                                               9/1/03-8/31/04      9/1/02-8/31/03
Net investment income                                  $8,065             $9,455
Net realized gains                                        828              1,036
Net unrealized gains or losses                 +        4,282             (5,190)
                                               ----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                 13,175              5,301

DISTRIBUTIONS PAID
---------------------------------------------------------------------------------
Dividends from net investment income                   $8,013             $9,540 a

TRANSACTIONS IN FUND SHARES
---------------------------------------------------------------------------------
                                       9/1/03-8/31/04          9/1/02-8/31/03
                                    SHARES          VALUE   SHARES          VALUE
Shares sold                          2,403        $28,163    3,343       $39,473
Shares reinvested                      452          5,275      500         5,879
Shares redeemed                   + (4,468)       (52,007)  (7,268)      (85,134)
                                  -----------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                              (1,613)      ($18,569)  (3,425)     ($39,782)

SHARES OUTSTANDING AND NET ASSETS
---------------------------------------------------------------------------------
                                       9/1/03-8/31/04          9/1/02-8/31/03
                                    SHARES     NET ASSETS   SHARES     NET ASSETS
Beginning of period                 16,906       $193,592   20,331      $237,613
Total decrease                    + (1,613)       (13,407)  (3,425)      (44,021) b
                                  -----------------------------------------------
END OF PERIOD                       15,293       $180,185   16,906      $193,592 c

  Unless stated, all numbers are x 1,000.

a UNAUDITED
  The fund hereby designates 100% of its dividends for the current report period as tax-exempt interest dividends.

b Figures for shares represent shares sold plus shares reinvested minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $216 and $174 for the current and prior period, respectively.


52 See financial notes.

SCHWAB TAX-FREE BOND FUNDS

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB INVESTMENTS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Investments. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS organized October 26, 1990
  Schwab 1000 Fund
  Schwab YieldPlus Fund
  Schwab Short-Term Bond Market Fund
  Schwab Total Bond Market Fund
  Schwab GNMA Fund
  SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
  SCHWAB LONG-TERM TAX-FREE BOND FUND
  SCHWAB CALIFORNIA SHORT/INTERMEDIATE
    TAX-FREE BOND FUND
  SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

THE FUNDS DECLARE DIVIDENDS EVERY DAY THEY ARE OPEN FOR BUSINESS. These dividends, which are substantially equal to a fund's net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

THE FUNDS MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUNDS PAY FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the SchwabFunds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of

SCHWAB TAX-FREE BOND FUNDS

the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A., and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. There was no borrowing for any funds during the period.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

UNDER THE FUNDS' ORGANIZATIONAL DOCUMENTS, THE OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUNDS. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

      BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

      SECURITIES FOR WHICH NO QUOTED VALUE IS AVAILABLE, INCLUDING RESTRICTED
      SECURITIES: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees. In the determination of a fair valuation the guidelines include but are not limited to the use of analytical data, business conditions, recent trades, general and/or specific market trends and any emergency or significant events that could have a material impact on the value of the security.

      SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INTEREST INCOME is recorded as it accrues. If a fund buys a debt security at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the

SCHWAB TAX-FREE BOND FUNDS

issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

EXPENSES that are specific to a fund or a class are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Short/Intermediate Tax-Free Bond Fund, Schwab Long-Term Tax-Free Bond Fund, Schwab California Short/Intermediate Tax-Free Bond Fund, and Schwab California Long-Term Tax-Free Bond Fund (the "Funds") at August 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, CA
October 18, 2004

FUND TRUSTEES

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the SchwabFunds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the SchwabFunds (of which there were 51 as of 8/31/04) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                         TRUST POSITION(S);
NAME AND BIRTHDATE       TRUSTEE SINCE                    MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2      Chair, Trustee:                  Chair, CEO, Director, The Charles Schwab Corp., Charles Schwab &
7/29/37                  Family of Funds, 1989;           Co., Inc.; Chair, Director, Charles Schwab Investment Management,
                         Investments, 1991;               Inc.; Chair, Charles Schwab Holdings (UK); CEO, Director, Charles
                         Capital Trust, 1993;             Schwab Holdings, Inc.; Chair, CEO Schwab (SIS) Holdings, Inc. I,
                         Annuity Portfolios, 1994.        Schwab International Holdings, Inc.; Director, Charles Schwab Bank,
                                                          N.A., U.S. Trust Corp., United States Trust Co. of New York, Siebel
                                                          Systems (software), Xsign, Inc. (electronic payment systems),
                                                          TrustMark, Inc., All Kinds of Minds (education); Trustee, Stanford
                                                          University. Until 5/04: Director, The Gap, Inc. (clothing retailer). Until
                                                          5/03: Co-CEO, The Charles Schwab Corp. Until 3/02: Director,
                                                          Audiobase, Inc. (Internet audio solutions). Until 5/02: Director,
                                                          Vodaphone AirTouch PLC (telecommunications). Until 7/01: Director,
                                                          The Charles Schwab Trust Co.

1 The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to his position with the investment adviser and the distributor, Mr. Schwab also owns stock of The Charles Schwab Corporation.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES BUT NOT OFFICERS OF THE TRUST

NAME AND BIRTHDATE             TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
DAWN G. LEPORE 1               2003 (all trusts).             Vice Chair, The Charles Schwab Corp.; Until 10/01: CIO, The
3/21/54                                                       Charles Schwab Corporation. Until 1999: EVP, The Charles Schwab
                                                              Corporation. Director, Wal-Mart Stores, eBay, Inc.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE           TRUST OFFICE(S) HELD           MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
EVELYN DILSAVER              President, CEO                 EVP, President, Charles Schwab Investment Management, Inc;
5/4/55                       (all trusts).                  Until 7/04: SVP for Development and Distribution, Asset Management
                                                            Products and Services Enterprise; Until 6/03: EVP, CFO, Administrative
                                                            Officer, U.S. Trust Corp.
------------------------------------------------------------------------------------------------------------------------------------
TAI-CHIN TUNG 2              Treasurer, Principal           SVP, CFO, Charles Schwab Investment Management, Inc.; SVP,
3/7/51                       Financial Officer              The Charles Schwab Trust Co.; Director, Charles Schwab Asset
                             (all trusts).                  Management (Ireland) Ltd., Charles Schwab Worldwide Funds PLC.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD              SVP, Chief Investment          SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                       Officer (all trusts).          Management, Inc.; CIO, The Charles Schwab Trust Co.
------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON               Secretary (all trusts).        SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                                                     Investment Management, Inc. Until 6/98: Branch Chief in Enforcement,
                                                            U.S. Securities and Exchange Commission, San Francisco.

1 Ms. Lepore resigned her position on the board effective October 10, 2004. In addition to her position with the investment adviser and the distributor, Ms. Lepore also owned stock of The Charles Schwab Corporation.

2 Ms. Tung resigned her position as an officer of the trust effective September
  1, 2004.

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE           TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER           2000 (all trusts).             Chair, JDN Corp. Advisory LLC; Trustee, Stanford University, America
8/13/60                                                     First Cos., (venture capital/fund management), Redwood Trust, Inc.
                                                            (mortgage finance), Stanford Hospitals and Clinics, SRI International
                                                            (research), PMI Group, Inc. (mortgage insurance), Lucile Packard
                                                            Children's Hospital, Laudus Trust, Laudus Variable Insurance Trust.
                                                            2001: Special Advisor to the President, Stanford University. Until 2002:
                                                            Director, LookSmart, Ltd. (Internet infrastructure). Until 2001: VP,
                                                            Business Affairs, CFO, Stanford University.
------------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD            Family of Funds, 1989;         CEO, Dorward & Associates (corporate management, marketing and
9/23/31                      Investments, 1991;             communications consulting). Until 1999: EVP, Managing Director,
                             Capital Trust, 1993;           Grey Advertising.
                             Annuity Portfolios,1994.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER            2000 (all trusts).             Co-CEO, Aphton Corp. (bio-pharmaceuticals). Trustee, Solectron Corp.
11/22/41                                                    (manufacturing), Airlease Ltd. (aircraft leasing), Mission West
                                                            Properties (commercial real estate), Stratex Corp. (network equipment);
                                                            Public Governor, Laudus Trust, Laudus Variable Insurance Trust;
                                                            Member, executive committee, Pacific Stock & Options Exchange.
                                                            Until 2003: Trustee, Tenera, Inc. (services and software). Until 1998:
                                                            Dean, Haas School of Business, University of California, Berkeley.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES             Family of Funds, 1989;         Chair, CEO, Director, Semloh Financial, Inc. (international financial
5/15/31                      Investments, 1991;             services and investment advice).
                             Capital Trust, 1993;
                             Annuity Portfolios,1994.
------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH              2000 (all trusts).             Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                                     Trustee, Rorento N.V. (investments--Netherlands), Cooper Industries
                                                            (electrical products, tools and hardware); Member, audit committee,
                                                            Northern Border Partners, L.P. (energy). Until 2002: Director, Pennzoil-
                                                            Quaker State Co. (oil and gas).
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS           Family of Funds, 1989;         Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                      Investments, 1991;             Chair, CEO, North American Trust (real estate investment trust).
                             Capital Trust, 1993;
                             Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY            Family of Funds, 1989;         Chair, CEO, Wilsey Bennett, Inc. (transportation, real estate
8/18/43                      Investments, 1991;             and investments).
                             Capital Trust, 1993;
                             Annuity Portfolios, 1994.

GLOSSARY

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET-BACKED SECURITIES Bond or other debt securities that represent ownership in a pool of debt obligations such as credit card debt.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

AVERAGE RATE The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond's market value prior to call or maturity. There is no guarantee that a bond's yield to call or maturity will provide a positive return over the rate of inflation.

BOND FUND A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund's net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

CALL An early repayment of a bond's principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

CALL PROTECTION A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

CERTIFICATE OF PARTICIPATION A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.

COUPON, COUPON RATE The annual rate of interest paid until maturity by the issuer of a debt security.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. See chart below.

CREDIT RISK The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

DISCOUNT RATE The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

CREDIT RATINGS

MOST MAJOR BOND ISSUERS ARRANGE WITH A RECOGNIZED INDEPENDENT RATING ORGANIZATION, SUCH AS STANDARD & POOR'S (S&P) OR MOODY'S INVESTORS SERVICE, TO RATE THE CREDITWORTHINESS OF THEIR BONDS. THE SPECTRUM OF THESE RATINGS IS DIVIDED INTO TWO MAJOR CATEGORIES: INVESTMENT GRADE AND BELOW INVESTMENT GRADE (SOMETIMES CALLED "JUNK BONDS"). BONDS RATED BELOW INVESTMENT GRADE RANGE FROM THOSE THAT ARE CONSIDERED TO HAVE SOME VULNERABILITY TO DEFAULT TO THOSE THAT APPEAR ON THE BRINK OF DEFAULT OR ARE IN DEFAULT.

               CREDIT                                CAPACITY TO
               QUALITY                               MAKE PAYMENTS
             INVESTMENT
             GRADE BONDS

                AAA                                  Strongest

                 AA

                  A

                BBB                                  Adequate

                     [UP AND DOWN ARROW SPANNING TABLE AND
                   CHANGING DARK TO LIGHT FROM TOP TO BOTTOM]

--------------------------------------------------------------------------------

           BELOW INVESTMENT
             GRADE BONDS

                 BB                                  Somewhat
                                                     speculative

                  B

                CCC

                 CC

                  C                                  Highly
                                                     speculative

                  D                                  In default

DIVIDEND Money from earnings that is distributed to shareholders as a given amount per share.

DURATION A measure of a bond's sensitivity to interest rates. Calculations of duration generally take into account the investment's yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but is more accurate than maturity in determining the effect of interest rate movements on a bond investment's price. The duration of a portfolio equals the market value weighted average of the duration of the bonds held in the portfolio.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

GENERAL OBLIGATION BONDS Municipal bonds that are secured by the issuer's full faith and credit, which typically is backed by the power of the issuer to levy taxes.

INTEREST Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

INTEREST RATE RISK The risk that a bond's value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

MARKET RISK Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as "systematic risk."

MATURITY The date a bond is scheduled to be "retired" and its principal amount returned to the bondholder.

MORTGAGE-BACKED SECURITIES Bond or other debt securities that represent ownership in a pool of mortgage loans.

MUNI, MUNICIPAL BONDS, MUNICIPAL SECURITIES Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PREPAYMENT RISK The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

RESTRICTED SECURITIES Securities that are subject to contractual restrictions on resale and may be sold only to "qualified institutional buyers" under Securities Act Rule 144A. These securities are often purchased in private placement transactions.

REVENUE BONDS Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.

SECTION 4(2)/144A SECURITIES Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the bonds in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

YIELD TO MATURITY The annualized rate of return a bond holder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond's current price and its principal amount, or face value.

NOTES

NOTES

NOTES

SchwabFunds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available SchwabFunds.

Whether you're an experienced investor or just starting out, SchwabFunds can help you achieve your financial goals. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any SchwabFund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Use our automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to SchwabFunds at:
P.O. Box 3812
Englewood, CO
80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

PROXY VOTING POLICIES, PROCEDURES AND RESULTS
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's web site at www.schwab.com/schwabfunds, the SEC's web site at http://www.sec.gov, or by contacting SchwabFunds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab's website at www.schwab.com/schwabfunds or the SEC's website at http://www.sec.gov.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWABFUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Focus Funds
  Communications Focus Fund
  Financial Services Focus Fund
  Health Care Focus Fund
  Technology Focus Fund
Schwab MarketMasters Funds(R)
  Schwab U.S. MarketMasters Fund(TM)
  Schwab Small-Cap MarketMasters Fund(TM)
  Schwab International MarketMasters Fund(TM)
  Schwab Balanced MarketMasters Fund(TM)

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
  Schwab MarketTrack All Equity Portfolio(TM)
  Schwab MarketTrack Growth Portfolio(TM)
  Schwab MarketTrack Balanced Portfolio(TM)
  Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate
  Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically, subject to availability, when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
SchwabFunds(R)
P.O. Box 3812, Englewood, CO 80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2004 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper.

REG13656-06

ITEM 2: CODE OF ETHICS.

(a) Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c) During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d) During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1) Registrant has filed this code of ethics as an exhibit pursuant to Item 11(a)(1) of Form N-CSR.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT.

         Registrant's Board of Trustees has determined that William Hasler, Mariann Byerwalter and Donald Stephens, currently serving on its audit committee, are "audit committee financial experts," as such term is defined in Item 3 of Form N-CSR. Each of these members of Registrant's audit committee is "independent" under the standards set forth in Item 3 of Form N-CSR.

         The designation of each of Messrs. Hasler and Stephens and Ms. Byerwalter as an "audit committee financial expert" pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant's audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant's audit committee or Board of Trustees.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Registrant is composed of nine series. Eight series have a fiscal year-end of August 31, whose annual financial statements are reported in Item 1, and one series has a fiscal year-end of October 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the nine series, based on their respective 2004 and 2003 fiscal years.

(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

         Audit Fees
         ----------

         2004: $216,417    2003: $193,748

(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant's financial statements and are not reported under paragraph (a) above.

         Audit-Related Fees
         ------------------

         For services rendered to Registrant:
         -----------------------------------

         2004: $15,279          2003: $13,700

         Nature of these services:  tax provision review.
         ------------------------

         In each of the last two fiscal years there were no "Audit-Related Fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

         Tax Fees
         --------

         For services rendered to Registrant:
         -----------------------------------

         2004: $26,118          2003: $23,771

         Nature of these services:  preparation and review of tax returns.
         ------------------------

         In each of the last two fiscal years there were no "Tax Fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

         All Other Fees
         --------------

         For services rendered to Registrant:
         -----------------------------------

         2004: $4592                2003: $4891

         Nature of these services:  review of the methodology of allocation of
         ------------------------   Charles Schwab & Co., Inc. ("Schwab")
                                    expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

         In each of the last two fiscal years there were no "All Other Fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(E)(1) Registrant's audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant's audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(F)  Not applicable.

(G) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant's principal accountant for services rendered to Registrant, to Registrant's investment adviser, and to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant.

      2004: $209,481                2003: $638,869

Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant's principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant's investment adviser that DOES NOT provide services to Registrant.

      2004: $4,178,719              2003: $3,941,753

(H) During the past fiscal year, all non-audit services provided by Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6: SCHEDULE OF INVESTMENTS.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10: CONTROLS AND PROCEDURES.

(a) Based on their evaluation of Registrant's disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant's Chief Executive Officer, Evelyn Dilsaver and Registrant's Interim Principal Financial Officer, Gregory Hand, have concluded that Registrant's disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant's officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During Registrant's last fiscal half-year (Registrant's second fiscal half-year in the case of this annual report), there have been no changes in Registrant's internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant's internal control over financial reporting.

ITEM 11: EXHIBITS.

(a) (1) Registrant's code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

      (2) Separate certifications for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

      (3)   Not applicable.

    (b) A certification for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant )  Schwab Investments
               ------------------

By:  /s/ Evelyn Dilsaver
    -------------------------------
         Evelyn Dilsaver
         Chief Executive Officer

Date:    October 25, 2004
         ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Evelyn Dilsaver
    ------------------------------
         Evelyn Dilsaver
         Chief Executive Officer

Date:    October 25, 2004
         ----------------

By:  /s/ Gregory Hand
    ------------------------------
         Gregory Hand
         Assistant Treasurer and Interim Principal Financial Officer

Date:    October 25, 2004
         ----------------